UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
___________________
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
EXELIXIS, INC.
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1851 Harbor Bay Parkway
Alameda, CA 94502
DEAR FELLOW STOCKHOLDERS,
Exelixis’ mission remains clear: to help cancer patients recover stronger and live longer. Guided by that mission, the company continues to focus on building next-generation oncology franchises that can deliver sustainable long‑term value for patients and stockholders. Fiscal year 2025 was Exelixis’ ninth consecutive year of operating profitability and another year of solid execution across the company’s commercial and research and development priorities. Total revenues for the year were $2.32 billion, representing 7% growth year over year, reflecting the continued strength of the cabozantinib franchise. The company presented pivotal data and subsequently filed its first New Drug Application for zanzalintinib, which the FDA accepted for review in early 2026, initiated its third zanzalintinib pivotal trial, made plans for further studies, and advanced its broader portfolio.
During this period of productivity, Exelixis remained focused on disciplined capital allocation and balance sheet strength, supported by active Board oversight of the company’s strategy and risk profile. Throughout 2025, the company returned capital to stockholders through its share repurchase programs, reflecting the Board’s ongoing commitment to balancing investment in the business with the return of capital while maintaining financial flexibility to support long‑term strategic objectives. The Board also devoted significant time to overseeing the company’s pipeline strategy and long‑term planning, seeking to ensure appropriate balance between near‑term performance and investment in the future.
Recognizing the importance of 2025 as a pivotal year for the company’s ambitions to make zanzalintinib its second oncology franchise, the Board and the Compensation Committee devoted significant attention to compensation and human capital oversight during this period of strategic transition. In this context, the Board approved a one‑time equity award granted broadly to employees, designed to reinforce a culture of shared ownership, and to support employee retention as Exelixis advances its long‑term objectives. More broadly, the company’s executive compensation program continues to emphasize pay‑for‑performance principles, alignment with stockholder interests, and long‑term value creation, as described in this proxy statement.
Looking ahead, the Board remains focused on supporting management as Exelixis executes against its strategic priorities, including advancing its pipeline, building on the strength of its commercial portfolio and navigating an evolving and competitive operating environment. We believe the company is well positioned to pursue its objectives with financial discipline and a long‑term perspective.
We appreciate your continued support and investment in Exelixis and encourage your participation in the company’s
2026 Annual Meeting of Stockholders. Please see the accompanying notice and proxy materials for additional information on the meeting and the matters up for vote.
Thank you for your confidence in Exelixis.
Very truly yours,

Stelios Papadopoulos, Ph.D. Chair of the Board	Julie Anne Smith Chair of the Compensation Committee

1851 Harbor Bay Parkway
Alameda, CA 94502
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2026
To the Stockholders of Exelixis, Inc.:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (Annual Meeting) of Exelixis, Inc., a Delaware
corporation (Exelixis), will be held on Tuesday, May 26, 2026, at 9:00 a.m., Pacific Time. The Annual Meeting will be held virtually and conducted via live webcast. You will be able to attend the virtual Annual Meeting, submit your questions and vote your shares online during the meeting by visiting www.virtualshareholdermeeting.com/EXEL2026 and using your 16-digit control number to enter the Annual Meeting. In addition, you may view a list of stockholders entitled to vote at the Annual Meeting, submit your questions and vote your shares online in advance of the Annual
Meeting by visiting www.proxyvote.com and using your 16-digit control number. The Annual Meeting will be held for the following purposes.
The Annual Meeting will be held for the following purposes:
1.To elect the eleven nominees for director to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
2.To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’
independent registered public accounting firm for the fiscal year ending January 1, 2027.
3.To amend and restate the Exelixis, Inc. 2017 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance by 2,000,000 shares.
4.To approve, on an advisory basis, the compensation of Exelixis’ Named Executive Officers, as disclosed in the
Proxy Statement accompanying this Notice of Annual Meeting (Say on Pay).
5.To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.
You will only be able to register your attendance and gain access to the virtual Annual Meeting by using your 16-digit control number provided on your Notice of Internet Availability of Proxy Materials (Notice of Availability), your proxy card or your voting instruction form. It is, therefore, important to retain your Notice of Availability or a copy of your proxy card or voting instruction form. If you are a beneficial owner of shares held in “street name” who did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form and you wish to attend the Annual Meeting, please follow the specific instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy.
The list of stockholders of record entitled to vote at the virtual Annual Meeting will be available for inspection by contacting our Corporate Secretary 10 days prior to the Annual Meeting during ordinary business hours at our principal executive offices located at 1851 Harbor Bay Parkway, Alameda, California 94502.

Instead of sending a paper copy of our Proxy Statement and our Annual Report for the fiscal year ended January 2,
2026 (Annual Report) to all of our stockholders, we are mailing a Notice of Availability. The Notice of Availability contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our Annual Report and a form of proxy card or voting instruction form. Any stockholders who do not receive a Notice of Availability will receive a paper copy of the proxy materials by mail. We believe that this approach permits us to provide our stockholders with the pertinent information in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
The record date for the Annual Meeting is March 31, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof.

Important notice regarding the availability of proxy materials for the 2026 Annual Meeting of Stockholders to be held on May 26, 2026, at 9:00 a.m., Pacific Time, via live webcast at www.virtualshareholdermeeting.com/
EXEL2026. You will need your 16-digit control number provided on your Notice of Internet Availability of Proxy
Materials, your proxy card or your voting instruction form to gain access to the virtual Annual Meeting.
The Proxy Statement and Annual Report to stockholders are available at www.exel-
annualstockholdermeeting.com.
The Board of Directors recommends that you vote “FOR” Proposal Nos. 1-4 identified above.

By Order of the Board of Directors
BRENDA J. HEFTI, J.D., Ph.D.
Senior Vice President and General Counsel
Alameda, California
April 15, 2026
YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, TO ENSURE THAT YOU ARE REPRESENTED
AT THE MEETING AND TO ENSURE THAT A QUORUM IS PRESENT, WE URGE YOU TO VOTE YOUR PROXY ONLINE, BY
TELEPHONE OR BY RETURNING A PROXY CARD BY MAIL AS INSTRUCTED IN THE PROXY MATERIALS. EVEN IF YOU HAVE
VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE VIRTUAL ANNUAL MEETING. PLEASE NOTE, HOWEVER,
THAT IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER NOMINEE, THEN THAT ENTITY IS THE
STOCKHOLDER OF RECORD, AND YOU WILL NEED TO FOLLOW THE INSTRUCTIONS ON THE VOTING INSTRUCTION
FORM THEY SEND TO YOU, AND THEY WILL VOTE YOUR SHARES AS YOU DIRECT.

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
May 26, 2026
Proposals to be voted on at the 2026 Annual Meeting of Stockholders

1.To elect the eleven nominees for director named in the Proxy Statement accompanying this Notice of Annual
Meeting to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

2.To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 1, 2027.

3.To amend and restate the Exelixis, Inc. 2017 Equity Incentive Plan to, among other things, increase the shares authorized for issuance by 2,000,000 shares.

4.To approve, on an advisory basis, the compensation of Exelixis’ Named Executive Officers, as disclosed in the Proxy Statement accompanying this Notice of Annual Meeting.

5.To conduct any other business properly brought before the meeting.

Important notice regarding the availability of proxy materials for the 2026 Annual Meeting of Stockholders to be held on May 26, 2026, at 9:00 a.m., Pacific Time, via live webcast at www.virtualshareholdermeeting.com/
EXEL2026. You will need your 16-digit control number provided on your Notice of Internet Availability of Proxy
Materials, your proxy card or your voting instruction form to gain access to the virtual Annual Meeting.
The Proxy Statement and Annual Report to stockholders are available at www.exel-
annualstockholdermeeting.com.

We intend to mail the Notice of Internet Availability of Proxy Materials relating to the Annual Meeting on or about
April 15, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

i	Exelixis, Inc.

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Table of Contents	Proxy Statement | Questions and Answers
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
AND VOTING
Why am I receiving these materials?
We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail because the Board of Directors (the Board), of Exelixis, Inc. (sometimes referred to as “we,” “us,” the “company” or “Exelixis”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (Annual Meeting), including at any adjournments or postponements of the meeting. The Annual
Meeting will be held virtually, on Tuesday, May 26, 2026, at 9:00 a.m., Pacific Time, via live webcast at
www.virtualshareholdermeeting.com/EXEL2026. We invite you to attend the Annual Meeting to vote your shares on the proposals described in this Proxy Statement, which will require your 16-digit control number provided on your
Notice of Internet Availability of Proxy Materials (described below), your proxy card or your voting instruction form.
Therefore, it is important to retain your Notice of Internet Availability of Proxy Materials or a copy of your proxy card or voting instruction form. Alternatively, you may simply complete, sign and return a proxy card, or follow the instructions below to vote your shares over the telephone or on the Internet.
We intend to send or make available these materials to stockholders on or about April 15, 2026.
Why is the Annual Meeting being held as a virtual Annual Meeting?
Our virtual Annual Meeting is designed to ensure that our stockholders who attend virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Accordingly, as a stockholder, you will be able to listen, submit questions and vote your shares online from any location in the world and at no cost, at
www.virtualshareholdermeeting.com/EXEL2026 by using your 16-digit control number provided on your Notice of
Internet Availability of Proxy Materials, proxy card or voting instruction form that accompanied your proxy materials.
Alternatively, you may submit your questions and vote your shares online in advance of the meeting by visiting
www.proxyvote.com and using your 16-digit control number.
The live webcast will begin promptly on Tuesday, May 26, 2026, at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time to allow ample time for the check-in procedures.
What is included in these proxy materials?
These proxy materials include:
››The Notice of Annual Meeting;
››The Proxy Statement for the Annual Meeting; and
››Our Annual Report on Form 10-K for the fiscal year ended January 2, 2026, as filed with the Securities and
Exchange Commission (SEC) on February 10, 2026 (Annual Report).
If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the SEC, we have elected to use the Internet as the primary means of furnishing proxy materials to our stockholders this year. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials
(Notice of Availability) to our stockholders who have not asked us to provide proxy materials in printed form. This method allows us to deliver the proxy materials to you more quickly, while lowering costs and conserving natural resources. All stockholders receiving a Notice of Availability can request a printed set of proxy materials. Moreover, all stockholders can access the proxy materials at www.exel-annualstockholdermeeting.com, irrespective of whether they receive a Notice of Availability or a printed copy of the proxy materials. Instructions on how to access the proxy materials on the Internet or how to request a printed copy may be found in the Notice of Availability and in this
Proxy Statement.

2	Exelixis, Inc.

In addition, a stockholder may ask to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the option to receive proxy materials electronically by email to help reduce the environmental impact of our annual meeting and to reduce costs associated with the physical printing and mailing of materials. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
How can I access the list of stockholders of record?
The list of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual
Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Pacific Time, at our principal executive offices located at 1851 Harbor Bay Parkway, Alameda, California 94502 by contacting our
Corporate Secretary.
The list of stockholders of record will also be available via the virtual meeting website at
www.virtualshareholdermeeting.com/EXEL2026 prior to the Annual Meeting.
Who may vote at the Annual Meeting?
Only stockholders of record at the close of business on March 31, 2026 (the Record Date) will be entitled to vote at the
Annual Meeting. On the Record Date, there were 254,008,174 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust
Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below, or complete and mail the proxy card if you received printed materials.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Stockholder of Record
(i.e., “Street Name”)
If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your shares is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other stockholder of record regarding how to vote the shares in your account, and we invite you to attend the
Annual Meeting. Many brokers, banks or stockholders of record will provide you with a 16-digit control number via email or in your Notice of Availability or voting instruction form in order to attend and vote your shares at the Annual
Meeting. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, you will be provided with other instructions from your broker, bank or other stockholder of record that must be followed, including any requirement to obtain a valid legal proxy, in order for your broker, bank or other stockholder of record to vote your shares per your instructions or to attend and vote your shares at the Annual Meeting. Many brokers, banks or other stockholders of record allow a stockholder to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
What am I voting on?
The following four matters are scheduled for a vote at the Annual Meeting:
››Election of the eleven nominees for director named herein to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;
››Ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2027;
››Approval of the amendment and restatement of the Exelixis, Inc. 2017 Equity Incentive Plan (2017 Plan)
to, among other things, increase the number of shares authorized for issuance by 2,000,000 shares; and

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Table of Contents	Proxy Statement | Questions and Answers
››Advisory approval of the compensation of our Named Executive Officers, as disclosed in this Proxy
Statement (Say on Pay).
How do I vote?
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
You may still attend the Annual Meeting and vote even if you have already voted by proxy.
Stockholder of Record: Shares Registered in Your Name
As a stockholder of record, you have four ways to vote:

At Virtual Meeting
››     To vote at the Annual Meeting, follow the instructions at www.virtualshareholdermeeting.com/
EXEL2026. You will need your 16-digit control number provided on your Notice of Availability, your proxy card or your voting instruction form to gain access to the Annual Meeting.

Via Internet
››     To vote on the Internet, go to www.proxyvote.com and follow the instructions provided in the
Notice of Availability. You will need your 16-digit control number provided on your Notice of
Availability, your proxy card or your voting instruction form to vote your shares in advance of the meeting. Your vote must be received by 11:59 p.m., Eastern Time, on May 25, 2026, to be counted.

By Telephone
››     To vote by telephone, follow the instructions and call the number provided in the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m. Eastern Time, on
May 25, 2026, to be counted.

By Mail
››     To vote by mail, follow the instructions provided in the proxy materials, request a paper copy of the proxy materials and then complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope that will be provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Held in Street Name
If you are a beneficial owner of shares held in street name, you should have received the Notice of Availability containing voting instructions from that organization rather than from us. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares electronically, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form.
If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the
Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, and you wish to vote prior to or at the
Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

4	Exelixis, Inc.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the March 31,
2026 Record Date.
How are proxies voted?
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of a proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.
If I am a stockholder of record, what happens if I return a proxy card but do not make specific choices?
If you are a stockholder of record and you return a signed and dated proxy card without marking any voting selections, your shares will be voted on the proposals as follows:
››“For” the election of the eleven nominees for director described in Proposal 1;
››“For” the ratification of our selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2027, as described in Proposal 2;
››“For” the approval of the amendment and restatement of the 2017 Plan to, among other things, increase the number of shares authorized for issuance by 2,000,000 shares, as described in Proposal 3; and
››“For” the advisory approval of the compensation of our Named Executive Officers (Say on Pay), as
described in Proposal 4.
If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card), if permitted, will vote your shares using his best judgment.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting in the following ways:
Stockholder of Record: Shares Registered in Your Name
››Your proxy may be revoked by filing with the Secretary of Exelixis at our principal executive office, Exelixis,
Inc., 1851 Harbor Bay Parkway, Alameda, California 94502, either (1) a written notice of revocation or
(2) a duly executed proxy card bearing a later date.
››Your proxy may also be revoked by granting a subsequent proxy by telephone or on the Internet (your latest telephone or Internet proxy is the one that is counted).
››Your proxy may also be revoked by attending the Annual Meeting and voting online via the live webcast.
Attendance at the Annual Meeting will not, by itself, revoke your proxy.
Beneficial Owner: Shares Held in Street Name
››If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank to revoke any prior voting instructions, which may include attending the
Annual Meeting and voting online via the live webcast.
What is the quorum requirement for the Annual Meeting?
A majority of the outstanding shares entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting to hold a valid meeting. This is called a “quorum.” As this Annual Meeting is being held virtually, holders of record attending via the live webcast will be deemed to be present at the Annual Meeting.
If you are a stockholder of record, your shares will be counted towards the quorum only if you vote at the Annual
Meeting or have properly voted by proxy on the Internet, by telephone or by submitting a proxy card by mail. You may vote “For,” “Against” or “Abstain” with respect to Proposal Nos. 1, 2, 3 and 4. Abstentions will be counted towards the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.
If you are a beneficial owner holding your shares in street name then only the broker, bank or other stockholder of record can vote your shares unless you obtain a valid legal proxy from the broker, bank or other stockholder of record,

2026 Proxy Statement	5

Table of Contents	Proxy Statement | Questions and Answers
or are otherwise provided with a separate means to vote your shares (such as a 16-digit control number provided via email or on your Notice of Availability or voting instruction form). Please see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?” above. Shares represented by “broker non-votes” will be counted in determining whether there is a quorum present.
Votes will be counted by the inspector of election appointed for the Annual Meeting. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of shares present or represented by proxy at the Annual
Meeting may adjourn the Annual Meeting to another date.
How many votes are needed to approve each proposal, how are votes counted, and how are abstentions and broker non-votes treated?
››Proposal 1-Election of Directors: In an uncontested election such as this, directors are elected by a majority of the votes cast. Accordingly, each of the eleven nominees must receive “For” votes from the holders of a majority of the votes cast with respect to such director (i.e., the number of shares voted “For”
a director must exceed the number of shares voted “Against” that director). Abstentions and broker non-
votes are not counted for purposes of electing directors and will have no effect on the results of this vote.
If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of such substitute nominee as the Board, after receiving the recommendation of the Nominating and Corporate Governance Committee of the Board, may propose. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.
››Proposal 2-Ratification of Ernst & Young LLP: The affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2027. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against the proposal.
››Proposal 3-Approval of the Amendment and Restatement of the 2017 Plan: The affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to amend and restate the 2017 Plan to, among other things, increase the number of shares authorized for issuance by 2,000,000 shares. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes will have no effect and will not be counted towards the vote total.
››Proposal 4-Advisory Vote on Executive Compensation: The affirmative vote of a majority of shares present or by represented proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the non-binding, advisory vote on executive compensation. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal.
Broker non-votes will have no effect and will not be counted towards the vote total. Since the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are very important to the Board and the management team and, accordingly, the Compensation Committee and Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation Committee and Board as they continue to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders.
Do I have dissenters’ rights?
No. We are organized as a corporation under Delaware law. Under the Delaware General Corporation Law, our
stockholders are not entitled to dissenters’ rights with respect to any of the proposals set forth in this Proxy Statement and we will not independently provide the stockholders with any such rights.
How can I find out the results of the voting at the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting,

6	Exelixis, Inc.

we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Will other matters be voted on at the Annual Meeting?
We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy
Statement. If any other matters not described in the Proxy Statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxyholders.
What proxy materials are available on the Internet?
This Proxy Statement and our Annual Report are available at www.exel-annualstockholdermeeting.com.
What is the deadline for submitting stockholder proposals for the 2027 Annual Meeting?
To be considered for inclusion in the 2027 proxy materials, your proposal must be submitted in writing by
December 16, 2026, to our Corporate Secretary at Exelixis, Inc., 1851 Harbor Bay Parkway, Alameda, California 94502,
and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of
1934, as amended (Exchange Act). However, if our 2027 Annual Meeting of Stockholders is held before April 26, 2027, or after June 25, 2027, then the deadline will be a reasonable time prior to the time that we make our proxy materials available to our stockholders, either online or in printed form.
If you wish to submit a proposal or nominate a director at the 2027 Annual Meeting of Stockholders, but you are not
requesting that your proposal or nomination be included in next year’s proxy materials, you must submit your proposal in writing, in the manner set forth in our Bylaws, to our Corporate Secretary at Exelixis, Inc., 1851 Harbor Bay Parkway,
Alameda, California 94502, to be received no earlier than the open of business on January 26, 2027, and no later than the close of business on February 25, 2027. However, if our 2027 Annual Meeting of Stockholders is held before May 1,
2027, or after June 20, 2027, then you must notify the Corporate Secretary, in writing, not earlier than the open of business on the 120th day prior to the date of the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the date of the 2027 Annual Meeting of Stockholders or (ii) if we
publicly announce the date of the 2027 Annual Meeting of Stockholders fewer than 70 days prior to the date of the
2027 Annual Meeting of Stockholders, the 10th day following the day that we first make such public announcement of the date of the 2027 Annual Meeting of Stockholders. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Exelixis nominees must comply with Rule 14a-19 under the Exchange Act. We also advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
How may I obtain a printed copy of the Proxy Materials?
Instructions on how to obtain a printed copy of the proxy materials are set forth in the Notice of Availability.
If I am a holder of record and I do not vote, what happens?
If you are a holder of record and do not vote, then your shares will not be voted at the Annual Meeting.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not provide the broker, bank or other stockholder of record holding your shares with voting instructions, and your broker or bank has not provided you with the means to vote your shares at the Annual Meeting, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form, your broker, bank or other stockholder of record will determine if it has the discretionary authority to vote on the particular matter.
››Your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the New York
Stock Exchange (NYSE). Your broker does not have discretionary authority to vote on Proposal No. 1

2026 Proxy Statement	7

Table of Contents	Proxy Statement | Questions and Answers
(election of directors), Proposal No. 3 (Amendment and Restatement of 2017 Plan) or Proposal No. 4 (Say
on Pay) without voting instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these Proposals.
››Your broker has discretionary voting authority under NYSE rules to vote your shares on Proposal No. 2
(the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2027), even if your broker does not receive voting instructions from you.
Who is paying for this proxy solicitation?
We are soliciting proxies and will bear the entire cost of soliciting proxies, including the preparation, printing and mailing of the Notice of Availability, the Notice of Annual Meeting, the Proxy Statement, the proxy card and any additional information furnished to stockholders. We have engaged Innisfree M&A Incorporated, located at 501
Madison Avenue, 20th Floor, New York, NY 10022, to assist in the solicitation of proxies from shareholders for a fee of
$25,000 plus reimbursement of customary out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.
What does it mean if I receive more than one Notice of Availability or proxy card?
If you receive more than one Notice of Availability or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Availability or proxy card to ensure that all of your shares are voted.

8	Exelixis, Inc.

Forward-Looking Statements
This Proxy Statement contains forward-looking statements, including, without limitation, statements related to:
Exelixis’ belief that its 2025 accomplishments have laid the groundwork for sustained momentum for cabozantinib’s growth, preparing for future indications for zanzalintinib, and for unlocking the potential of its diverse, rapidly maturing pipeline; Exelixis’ rapid buildout of its GI sales team to capture emerging cabozantinib opportunities and build a strong foundation for zanzalintinib as Exelixis’ next potential oncology franchise in 2026; Exelixis’ commitment to improving the standards of care for cancer patients through the discovery, development and introduction of new products with first-in-class or clinical best-in-class potential; the Board’s commitment to responsible stewardship and responsiveness to shareholder feedback and concerns, as well as to creating an environment where the Exelixis team can do its best work and further the company’s mission to help cancer patients recover stronger and live longer; Exelixis’ expectation that zanzalintinib will take center stage in 2026 as Exelixis’ next franchise opportunity that could improve standards of care for patients with cancer; Exelixis’ anticipated timing for pivotal data milestones for the STELLAR-303 and
STELLAR-304 trials and plans to initiate additional zanzalintinib pivotal trials in 2026, including STELLAR-316 and
STELLAR-201; Exelixis’ expectations with respect to its clinical development collaboration with MSD International
Business GmbH, known as Merck within the United States and Canada (Merck); Exelixis’ key priorities and anticipated milestones for 2026; the timing, amount, and completion of any stock repurchase programs; Exelixis’ commitment to contributing to society at large and creating sustained value for all of its stakeholders by translating science into impact for patients and all those it serves; Exelixis’ expectations that its employees and partners will commit to the highest standards of ethical behavior and maintain values and principles that reflect both global awareness and sustainability;
Exelixis’ dedication to offering patients with cancer treatments of the highest quality and acceptable safety profile and providing patients with access to Exelixis medicines; Exelixis’ commitment to fostering a culture of belonging; Exelixis’
commitment to conducting business in an environmentally and climate respectful way; Exelixis’ scientific pursuit to create transformational treatments that give more patients hope for the future; and other statements that are not historical facts. Any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and are based upon Exelixis’ current plans, assumptions, beliefs, expectations, estimates and projections. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties, which include, without limitation: the degree of market acceptance of CABOMETYX and other Exelixis products in the indications for which they are approved and in the territories where they are approved, and Exelixis’ and its partners’ ability to obtain or maintain coverage and reimbursement for these products; the effectiveness of CABOMETYX and other Exelixis products in comparison to competing products; complexities and the unpredictability of the regulatory review and approval processes in the U.S. and elsewhere; the level of costs associated with Exelixis’ commercialization, research and development, in-licensing or acquisition of product candidates, and other activities; Exelixis’ ability to maintain and scale adequate sales, marketing, market access and product distribution capabilities for its products or to enter into and maintain agreements with third parties to do so; the availability of data at the referenced times; the potential failure of cabozantinib, zanzalintinib and other Exelixis product candidates, both alone and in combination with other therapies, to demonstrate safety and/or efficacy in clinical testing; uncertainties inherent in the drug discovery and product development process; Exelixis’ dependence on its relationships with its collaboration partners, including their pursuit of regulatory approvals for partnered compounds in new indications, their adherence to their obligations under relevant collaboration agreements and the level of their investment in the resources necessary to complete clinical trials or successfully commercialize partnered compounds in the territories where they are approved; Exelixis’ continuing compliance with applicable legal and regulatory requirements;
unexpected concerns that may arise as a result of the occurrence of adverse safety events or additional data analyses of clinical trials evaluating cabozantinib, zanzalintinib and other Exelixis product candidates; Exelixis’ dependence on third-party vendors for the development, manufacture and supply of its products and product candidates; Exelixis’
ability to protect its intellectual property rights; market competition, including the potential for competitors to obtain approval for generic versions of Exelixis’ marketed products; changes in economic and business conditions, including as a result of geopolitical events, the conflict in the Middle East, changing trade policies and tariffs and the related uncertainty thereof; and other factors detailed from time to time under the caption “Risk Factors” in Exelixis’ most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in Exelixis’ other future filings with the SEC. All forward-looking statements in this Proxy Statement are based on information available to
Exelixis as of the date of this Proxy Statement, and Exelixis undertakes no obligation to update or revise any forward-
looking statements contained herein, except as required by law.

2026 Proxy Statement	9

Table of Contents	Proposal 1 | Election of Directors
PROPOSAL 1
ELECTION OF DIRECTORS

Proposal Snapshot – Item 1. Election of Directors
What is being voted on: Election of 11 director nominees to our Board.
Board recommendation: After a review of the individual qualifications and experience of each of our director nominees and his or her contributions to our Board (as applicable), our Board determined unanimously to recommend that shareholders vote FOR all of our director nominees.

Our Directors
Our Certificate of Incorporation and Bylaws provide for the annual election of each director. The Board’s nominees for director are:

Director Nominees	Age	Position	Director Since
Mary C. Beckerle, Ph.D.	71	Independent Director	2024
S. Gail Eckhardt, M.D.	68	Independent Director	2024
Maria C. Freire, Ph.D.	71	Independent Director	2018
Tomas J. Heyman	70	Independent Director	2023
David E. Johnson	43	Independent Director	2023
Michael M. Morrissey, Ph.D.	65	President and Chief Executive Officer	2010
Robert L. Oliver, Jr.	67	Independent Director	2023
Stelios Papadopoulos, Ph.D.	77	Independent Chair of the Board	1994
George Poste, DVM, Ph.D., FRS	81	Independent Director	2004
Julie Anne Smith	55	Independent Director	2016
Jack L. Wyszomierski	70	Independent Director	2004
If elected at the Annual Meeting, each of these director nominees will serve for a one-year term expiring at our next annual meeting of stockholders in 2027. Each director will hold office until his or her successor has been elected and qualified, or until the director’s earlier death, resignation or removal.
Majority Voting Standard and Resignation Policy
As this is an uncontested election, each director must be elected by a majority of the votes cast. This means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Our Corporate
Governance Guidelines require that all director nominees set forth in this Proxy Statement have tendered an irrevocable resignation as a director conditioned upon: (i) such director failing to receive a majority of “for” votes; and
(ii) acceptance by the Board of such resignation. If a director fails to receive a majority of “for” votes, then our
Governance Committee will determine whether to recommend to the Board that it accept such director’s resignation by evaluating the best interests of the company and its stockholders and considering all relevant factors and information. Our Board will act on the Governance Committee’s recommendation within ninety days following certification of the stockholder vote. If the Board determines not to accept the conditional resignation of a director, the
Board will promptly disclose its decision-making process and decision to reject the conditional resignation in a Form 8-K furnished to the SEC.

10	Exelixis, Inc.

Board Independence, Qualifications and Skills
The Board regularly evaluates the skills and experiences that it believes are desirable to be represented on the Board and best align with our strategic vision and business and operations. Below are certain qualifications, skills and experiences of our director nominees that contribute to the Board’s effectiveness as a whole.

Board Independence	Board Tenure

91% (10/11) are “independent” within the meaning of applicable SEC rules and Regulations and the Nasdaq listing standards
Over half of our board members have a tenure of 8 years or less

0-5 Years:

5
2
4
5-10 Years:
10+ Years:

Board Skills

Board Member
	Beckerle	Eckhardt	Freire	Heyman	Johnson	Morrissey	Oliver, Jr.	Papadopoulos	Poste	Smith	Wyszomierski
Financial Expertise Experience or expertise in financial accounting and reporting or the financial management of a major organization												91% (10/11)

Commercial Understanding of financial, operational, regulatory and strategic issues related to the sales of pharmaceutical or biotechnology products												64% (7/11)

Public Company Governance Multiple years of experience as a board member of a publicly traded company and familiarity with key corporate governance matters												100% (11/11)

CEO Leadership Experience as Chief Executive Officer or equivalent management position of a large or growing business or non-profit organization												64% (7/11)

Research & Development
Experience or expertise in discovery, biotechnology/
biochemistry or clinical development of pharmaceutical
products, including familiarity with FDA regulations and
ethical practices
55% (6/11)

Strategic Initiatives
Experience driving strategic direction and growth of a
large, complex business or nongovernmental
organization, including expertise with acquisitions,
licensing and other development activities
82% (9/11)

2026 Proxy Statement	11

Table of Contents	Proposal 1 | Election of Directors
Director Independence

10 of 11 Director Nominees are Independent
Our Board determined that each of our director nominees (other than Dr. Morrissey) is “independent” within the meaning of applicable SEC rules and regulations and the Nasdaq listing standards. In addition, the Board determined that: (i) all directors who serve on the Audit, Compensation and Governance Committees are
independent under applicable Nasdaq listing standards; and (ii) all members of the Audit Committee meet the independence requirements under the Exchange Act.

Process for Independence Assessment
We have adopted standards for director independence pursuant to Nasdaq listing standards, which require that a majority of the members of a listed company’s board of directors qualify as “independent,” as affirmatively determined by the board of directors. An “independent director” means a person other than an officer or employee of Exelixis or one of our subsidiaries, or another individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To assess independence, our Governance Committee and our Board review all relevant transactions or relationships between each director, or any of his or her family members, and Exelixis, its senior management or its independent registered public accounting firm.
Special Note Regarding Independence of Dr. Papadopoulos. Dr. Papadopoulos is considered a “co-founder” of Exelixis as a result of financial contributions he made during the earliest part of our history and his role in assembling and advising the scientists who ultimately served as our earliest management team. However, Dr. Papadopoulos has never been employed by us or otherwise involved with any daily business operations. Furthermore, our management team today is composed entirely of different individuals from our earliest management team. Accordingly, the Board has determined that Dr. Papadopoulos is independent under applicable SEC rules and the Nasdaq listing standards and is qualified to serve as our Chair and on our Audit Committee, as the Board believes that he has no interest, business or other relationship (including no family relationships) that could, or could reasonably be perceived to, materially interfere with his ability to act in the best interests of Exelixis.

12	Exelixis, Inc.

Director Nominees

Mary C. Beckerle, Ph.D. Distinguished Professor of Biology and Oncological Sciences, University of Utah
Director since 2024
Age 71
Key Qualifications and Expertise:
Our Board concluded that Dr. Beckerle should
continue to serve as a director of Exelixis due to her
training as a scientist, her extensive knowledge and
experience in the field of cancer research and
treatment, and her broad leadership experience, in
particular her corporate governance experience,
resulting from managing a world-class healthcare
organization and service on various public company
boards and scientific or advisory boards.
Committee Assignments:
•Governance Committee
•Research & Development Committee
•Risk Committee
Other Current Public Company Boards:
•Huntsman Corporation, serving on the
Nominating and Corporate Governance
Committee and Sustainability Committee
•Johnson & Johnson, serving on the Regulatory
Compliance & Sustainability Committee and
Science & Technology Committee (Chair)

Mary C. Beckerle, Ph.D., has been a director since January 2024. She currently serves as a
Distinguished Professor of Biology and Oncological Sciences at the University of Utah. She
first joined the faculty of the University of Utah in 1986, where she has held numerous research and leadership roles, and served as Chief Executive Officer of the Huntsman
Cancer Institute from 2006 to 2025. Dr. Beckerle has served as a member of the board of directors of: Huntsman Corporation, a publicly held global manufacturer of specialty chemicals, since 2011; Johnson & Johnson, a publicly held diversified healthcare company, since 2015; and Halia Therapeutics, a privately held biopharmaceutical company, since
2026. She has been named a National Association of Corporate Directors (NACD)
Corporate Governance Fellow and was a 2018 NACD Directorship 100 Honoree. Dr.
Beckerle currently serves on several scientific and advisory boards, including the Medical
Advisory Board of the Howard Hughes Medical Institute since 2015, as well as an external advisory board of a National Cancer Institute-designated cancer center at the University of
Pennsylvania. Previously, Dr. Beckerle served as a member of the Board of Scientific
Advisors of the National Cancer Institute from 2018 to 2022, the External Advisory Board of the Dana-Farber/Harvard Cancer Center from 2013 to 2022, the Board of Directors of the American Association for Cancer Research from 2013 to 2016, the American Cancer
Society Council for Extramural Grants from 2008 to 2012 (serving as Chair from 2010 to
2012) and the National Institutes of Health’s Advisory Committee to the Director from
2007 to 2010, and from 2024 to 2025, as well as President of the American Society for Cell
Biology from 2006 to 2007. She is also an elected member of the National Academy of
Sciences, the American Philosophical Society and the American Academy of Arts and
Sciences. Dr. Beckerle holds a B.A. in Biology and Psychology (magna cum laude) from
Wells College, a Ph.D. in Molecular, Cellular and Developmental Biology from the
University of Colorado, Boulder and completed her post-doctoral fellowship in Anatomy and Cell Biology at the University of North Carolina at Chapel Hill.

2026 Proxy Statement	13

Table of Contents	Proposal 1 | Director Nominees

S. Gail Eckhardt, M.D. Professor and Associate Dean of Experimental Therapeutics, Associate Director of Translational Research, Dan L. Duncan Comprehensive Cancer Center, at Baylor College of Medicine
Director since 2024
Age 68
Key Qualifications and Expertise:
Our Board concluded that Dr. Eckhardt should
continue to serve as a director of Exelixis due to her
skills as a physician and medical researcher, and her
leadership experience in drug development and
translational medicine relative to oncology, as well as
her service on various public company boards and
scientific or advisory boards.
Committee Assignments:
•Compensation Committee
•Research & Development Committee
Other Current Public Company Boards:
•None

S. Gail Eckhardt, M.D., has been a director since January 2024. Since September 2023, Dr.
Eckhardt has served as a tenured Professor and Associate Dean of Experimental
Therapeutics at Baylor College of Medicine, where she holds the Albert and Margaret
Alkek Foundation Endowed Chair and is also Associate Director of Translational Research at the Dan L. Duncan Comprehensive Cancer Center. Between 2017 and 2023, she was a
tenured professor at Dell Medical School at the University of Texas at Austin, where she also served as Chair of the Department of Oncology, Associate Dean of Cancer Programs
and inaugural Director of the Livestrong Cancer Institutes. Prior to joining the University of
Texas, Dr. Eckhardt was a member of the faculty at the University of Colorado School of
Medicine from 1999 to 2017 (receiving tenure in 2001), where she  held numerous leadership roles, including Division Head of Medical Oncology, Associate Director for
Translational Research at the University of Colorado Comprehensive Cancer Center and
Director of the Phase I Program and Fellowship.
Dr. Eckhardt has served on the board of directors of Syros Pharmaceuticals, Inc., a publicly held biopharmaceutical company focused on developing frontline treatments for patients with hematologic malignancies, from 2020 until 2024. She is currently on the Scientific
Advisory Board (Oncology) of Amgen. Dr. Eckhardt has also served on numerous committees and study sections, including the American Society of Clinical Oncology’s
Molecular Oncology Task Force and Board of Directors, the U.S. Food and Drug
Administration’s Oncology Drugs Advisory Committee and the National Cancer Institute’s
Cancer Centers Study Section and Investigational Drug Steering Committee, as well as external advisory boards of eleven National Cancer Institute designated cancer centers.
Dr. Eckhardt is a current member of the National Academies Cancer Policy Forum and was previously a lead mentor in the American Society of Clinical Oncology’s Leadership
Development Program and a member of the board of directors of the Association of
American Cancer Institutes. Dr. Eckhardt holds a B.S. in Chemistry from Stephen F. Austin
State University and an M.D. from the University of Texas Medical Branch in Galveston.
She completed her internship and residency in Internal Medicine at the University of
Virginia Medical School, followed by a post doctoral research fellowship in Experimental and Molecular Medicine at Scripps Research Institute in La Jolla, California, and a
fellowship in Medical Oncology at the University of California, San Diego.

14	Exelixis, Inc.

Maria C. Freire, Ph.D. Former President and Executive Director, Foundation for the National Institutes of Health
Director since 2018
Age 71
Key Qualifications and Expertise:
Our Board concluded that Dr. Freire should continue
to serve as a director of Exelixis due to her training as
a scientist, her knowledge and experience with respect
to U.S. and global public health, the biopharmaceutical
industry and government healthcare policymaking, as
well as her leadership experience in the public sector.
Committee Assignments:
•Governance Committee (Chair)
•Research & Development Committee
Other Current Public Company Boards:
•Alexandria Real Estate Equities, serving on the
Nominating & Corporate Governance
Committee and the Science & Technology
Committee (Chair)
•Biogen Inc., (Board Chair elect) serving on the
Compensation and Management Development
Committee

Maria C. Freire, Ph.D., has been a director since April 2018. From 2012 to 2021, Dr. Freire served as President and Executive Director of the Foundation for the National Institutes of
Health, and as a member of its board of directors, where she supported public–private partnerships advancing research and clinical trials across oncology, neurodegenerative disease, autoimmune disorders and infectious diseases. From 2008 to 2012, she served as
President, and a member of the board of directors, of the Albert and Mary Lasker
Foundation, which awards the Lasker Awards in basic and clinical science. From 2001 to
2008, Dr. Freire served as President and Chief Executive Officer of the TB Alliance, where she led drug-development efforts, including the advancement of Pretomanid from preclinical to clinical trials; Pretomanid is now approved for treatment of multidrug-
resistant tuberculosis (MDR-TB). From 1995 to 2001, Dr. Freire was Director of the Office
of Technology Transfer at the National Institutes of Health.
Dr. Freire serves on the board of directors of: Biogen Inc., a publicly held biopharmaceutical company focused on the treatment of serious diseases, since 2021, and in February 2026 was elected Chair of the Biogen board of directors, effective following Biogen’s 2025 Annual Shareholders Meeting in June 2026; and Alexandria Real
Estate Equities, Inc., a publicly held urban office real estate investment trust focused on collaborative life science and technology campuses, since 2012. She has also held national and international leadership roles, including Chair of the Science Board of the U.S. Food and Drug Administration, member of the World Health Organization Commission on
Intellectual Property Rights, Innovation and Public Health and member of the United
Nations Secretary General’s High-Level Panel on Access to Medicines. Dr. Freire is also a member of the National Academy of Medicine and the Council on Foreign Relations, and
has received several honors, including the 2017 Gold Stevie Award for “Woman of the
Year,” the U.S. Department of Health and Human Services Secretary’s Award for
Distinguished Service, the Arthur S. Fleming Award and the Bayh-Dole Award. Dr. Freire
holds a Ph.D. in Biophysics from the University of Virginia and a B.S. from the Universidad
Peruana Cayetano Heredia in Lima, Peru.

2026 Proxy Statement	15

Table of Contents	Proposal 1 | Director Nominees

Tomas J. Heyman Operating Partner, Bioqube Ventures
Director since 2023
Age 70
Key Qualifications and Expertise:
Our Board concluded that Mr. Heyman should
continue to serve as a director of Exelixis due to his
expertise in corporate development and his significant
leadership experience in the biopharmaceutical sector,
as well as his extensive experience serving on the
boards of several public and private companies.
Committee Assignments:
•Governance Committee
•Risk Committee (Chair)
Other Current Public Company Boards:
•Legend Biotech Corporation

Tomas J. Heyman has been a director since May 2023. Since 2025, Mr. Heyman has served as Executive Partner at Bioqube Ventures, a life sciences investment firm, having previously served as Operating Partner from 2020 to 2025. Mr. Heyman was a consultant to Interlaken Therapeutics, Inc., a biotechnology company, and served as its interim Chief
Executive Officer, from 2021 to 2024, was President of Johnson & Johnson’s Corporate
Venture Capital Group, the venture capital arm of Johnson & Johnson, a pharmaceutical and consumer packaged goods company, from 2015 to 2019, and served as Global Head of Business Development for Johnson & Johnson’s Pharmaceutical Group from 1992 to
2015. In addition, he served as Managing Director of Janssen Pharmaceutica N.V., an
affiliate of Johnson & Johnson (now known as Johnson & Johnson Innovative Medicine), from 2008 to 2016. Mr. Heyman began his career as a member of the legal department of
Janssen Pharmaceutica NV in 1982.
Mr. Heyman has also served as a member of the board of directors of: Legend Biotech
Corporation, a publicly held biotechnology company, since 2022, Primmune Therapeutics, a privately held pharmaceutical company since 2024; and Synox Therapeutics, a privately held biotechnology company, since 2025. Previously, Mr. Heyman served as Non-
Executive Chairman of the board of directors of Venatorx, Inc., a privately held pharmaceutical company from 2023 to 2024. Mr. Heyman has also served as a member of the board of directors of: Xilio Therapeutics Inc., a publicly held biotechnology company, from 2022 to 2024; Invivyd, Inc., a publicly held biopharmaceutical company, from 2021 to
2024; OptiNose, Inc., a publicly held specialty pharmaceutical company acquired by
Paratek Pharmaceuticals, from 2020 to 2025; Akero Therapeutics Inc., a publicly held biotech company acquired by Novo Nordisk, from 2020 to 2025; and as a member of the
Supervisory Board of Crucell NV, a biotechnology company. Mr. Heyman has also served on the board of directors of the International Biomedical Research Alliance, a non-profit organization focused on biomedical research, since 2018, and on the board of directors of
Interuniversitair Micro-Electronica Centrum VZW, a Belgian non-profit organization specializing in micro- and nano-electronic research, since 2012. Mr. Heyman holds a
Master of Laws from Katholieke Universiteit Leuven. He completed post-graduate studies in International Law in Geneva, Switzerland, and post-graduate studies in Business
Management at the University of Antwerp in Belgium.

David E. Johnson Managing Partner and Chief Investment Officer, Caligan Partners LP
Director since 2023
Age 43
Key Qualifications and Expertise:
Our Board concluded that Mr. Johnson should
continue to serve as a director at Exelixis due to his
expertise in strategic capital allocation and experience
as an investor and director for various life
sciences companies.
Committee Assignments:
•Audit Committee
•Research & Development Committee
Other Current Public Company Boards:
•Liquidia Corporation, serving on the
Audit Committee

David E. Johnson has been a director since May 2023. Since 2017, Mr. Johnson has served as the Managing Partner and Chief Investment Officer of Caligan Partners LP, an SEC
registered investment adviser. Previously, he served as Managing Director at the Carlyle
Group, a global private equity, alternative asset management and financial services firm, from 2010 to 2017, and as Vice President in the Principal Investments area at Morgan
Stanley, a global financial services and investment management firm, from 2004 to 2010.
Prior to joining Morgan Stanley, Mr. Johnson worked at Weiss Asset Management, an investment management firm, from 2003 to 2004.
Mr. Johnson has served as a member of the board of directors of Liquidia Corporation, a publicly held biopharmaceutical company, since 2021, and on the board of directors of
AMAG Pharmaceuticals, Inc., a publicly held pharmaceutical company specializing in products treating iron deficiency anemia, from 2019 until its acquisition by Covis Group
S.à r.l. in 2020. Mr. Johnson also serves as a member of the board of directors of The
Children’s Scholarship Fund, Inc., a privately funded tuition assistance program, and previously served on the Executive Committee for the Harvard College Fund. Mr. Johnson
holds an A.B. and S.M. in Applied Mathematics from Harvard College.

16	Exelixis, Inc.

Michael M. Morrissey, Ph.D. President and Chief Executive Officer, Exelixis, Inc.
Director since 2010
Age 65
Key Qualifications and Expertise:
Our Board concluded that Dr. Morrissey should
continue to serve as a director of Exelixis due to his
leadership role as the President and Chief Executive
Officer of Exelixis. Beyond his role as Exelixis’ principal
executive officer, the Board also considered
Dr. Morrissey’s extensive qualifications, including his
training as a scientist, his significant knowledge and
experience with respect to the biotechnology,
healthcare and pharmaceutical industries,
comprehensive leadership background resulting from
service as an executive in the biotechnology industry,
and his ability to bring historical knowledge and
continuity to the Board.
Committee Assignments:
•None
Other Current Public Company Boards:
•Vera Therapeutics, Inc. (Chair), serving on the
Audit Committee and the Nominating and
Corporate Governance Committee

Michael M. Morrissey, Ph.D., has served as a director and as Exelixis’ President and Chief
Executive Officer since July 2010. Dr. Morrissey has held positions of increasing responsibility at Exelixis since he joined the company in February 2000, including serving as President of Research and Development from January 2007 to July 2010. From 1991 to
2000, Dr. Morrissey held several positions at Berlex Biosciences, last holding the position of Vice President, Discovery Research. Earlier in his career, Dr. Morrissey served as a
Senior Scientist and Project Team Leader in Medicinal Chemistry at CIBA-Geigy
Corporation.
Dr. Morrissey has served as Chair of the board of directors of Vera Therapeutics, Inc., a publicly held, clinical-stage biotechnology company focused on developing and commercializing treatments for patients with serious immunological diseases, since April
2022. Dr. Morrissey previously served as a member of the board of directors of:
XWPharma Ltd., a privately held, clinical-stage biopharmaceutical company focused on the discovery and development of novel therapeutics, from 2020 to 2023; and CERo
Therapeutics, Inc., a privately held biopharmaceutical company focused on next-
generation cell-based therapies for cancer, from January 2022 to November 2022. Dr.
Morrissey is the author of numerous scientific publications in medicinal chemistry and drug discovery and an inventor on 70 issued U.S. patents and 25 additional published U.S.
patent applications. Dr. Morrissey holds a B.S. (Honors) in Chemistry from the University of Wisconsin and a Ph.D. in Chemistry from Harvard University.

Robert (Bob) L. Oliver, Jr. Executive Advisor
Director since 2023
Age 67
Key Qualifications and Expertise:
Our Board concluded that Mr. Oliver should continue
to serve as a director of Exelixis due to his leadership
experience and expertise in the field of
pharmaceutical commercialization, his memberships
on the boards of directors of various pharmaceutical
and biotechnology companies and his extensive
experience in financial strategy and business
development.
Committee Assignments:
•Compensation Committee
•Risk Committee
Other Current Public Company Boards:
•None

Robert L. Oliver, Jr. has been a director since May 2023. From 2010 to 2020, Mr. Oliver served in a variety of senior positions at Otsuka America Pharmaceutical, Inc., a pharmaceutical company and subsidiary of Otsuka Holdings Co. Ltd., including President and Chief Executive Officer from 2016 to 2017, President and Chief Operating Officer from
2014 to 2016, Vice President of Sales and Marketing from 2010 to 2014, and served as
Chairman of Otsuka Canada Pharmaceutical, Inc. from 2016 to 2020. Prior to joining
Otsuka, he served in a variety of senior positions at Wyeth Pharmaceuticals, a pharmaceutical company, where he also served as Senior Vice President from 2008 to
2010 and Vice President from 2005 to 2008. Mr. Oliver began his career with Johnson &
Johnson, a pharmaceutical and consumer packaged goods company, where he held a variety of positions from 1989 to 2005.
Mr. Oliver has served as an Executive Advisor of CELLIX Biosciences, a biopharmaceutical company, since 2018, and Hyalo Technologies, LLC, since 2017. Mr. Oliver has served as a member of the board of directors of Neurotez, Inc., a privately held biotechnology company, since 2017, and Hyalo Technologies, LLC, a privately held biotechnology and biopharmaceutical company, since 2017. Previously, he served as a member of the board of directors of PsyBio Therapeutics Corp., a publicly held biotechnology company, from
2021 to 2024, as a member of the board of directors and as Executive Advisor of Medison
Canada, an affiliate of Medison Pharma Ltd., from 2018 to 2022, and as a member of the board of directors of Immunomedics, Inc., a publicly held biotechnology company, from
January 2017 until its acquisition by Gilead Sciences, Inc. in March 2017. Mr. Oliver serves on the Pharma Board of Advisors at Saint Joseph’s University and on the Board of
Governors of the Accreditation Council for Medical Affairs. Mr. Oliver holds a B.A. from
Rutgers University and an M.B.A. from Saint Joseph’s University.

2026 Proxy Statement	17

Table of Contents	Proposal 1 | Director Nominees

Stelios Papadopoulos, Ph.D. Co-Founder and Chair of the Board, Exelixis, Inc.
Director since 1994
Age 77
Key Qualifications and Expertise:
Our Board concluded that Dr. Papadopoulos should
continue to serve as a director of Exelixis due to his
training as a scientist, his knowledge and experience
with respect to the biotechnology, healthcare and
pharmaceutical industries, his broad leadership
experience resulting from extensive service on various
boards, his knowledge and experience with respect to
finance matters, and his ability to bring historical
knowledge and continuity to the Board.
Committee Assignments:
•Audit Committee
•Compensation Committee
•Research & Development Committee
Other Current Public Company Boards:
•Ovid Therapeutics Inc., serving on the Audit
Committee and Compensation Committee

Stelios Papadopoulos, Ph.D., a co-founder of Exelixis, has been a director since December
1994 and has served as Chair of the Board since January 1998. Dr. Papadopoulos retired as
Vice Chairman of Cowen & Co., LLC in 2006 after six years as an investment banker with the firm, where he focused on the biotechnology and pharmaceutical sectors. Prior to joining Cowen & Co., he spent 13 years as an investment banker at PaineWebber,
Incorporated, where he was most recently Chairman of PaineWebber Development Corp., a PaineWebber subsidiary focusing on biotechnology. Earlier, he held equity research roles at Drexel Burnham Lambert and Donaldson, Lufkin & Jenrette. Before coming to Wall
Street in 1985, Dr. Papadopoulos was on the faculty of the Department of Cell Biology at
New York University Medical Center.
Dr. Papadopoulos was a co-founder of Anadys Pharmaceuticals, Inc., a publicly held biopharmaceutical company focused on improving patient care by developing novel medicines for the treatment of hepatitis C, acquired by F. Hoffmann-La Roche Ltd. in 2011.
Dr. Papadopoulos served as a member of its board of directors from 2000 to 2011 and as its Chairman in 2011, prior to the acquisition.
Dr. Papadopoulos serves as a member of the board of directors of Ovid Therapeutics, Inc.
a publicly held biopharmaceutical company focused on developing small-molecule medicines for brain conditions, since 2025, and as co-founder and Chairman of the board of directors of Epikast, Inc., a privately held company focused on providing sales, medical affairs, market access, patient engagement and other services to pharmaceutical companies, since 2023. He previously served as a member of the board of directors of
Regulus Therapeutics Inc., a publicly held biopharmaceutical company focused on the development of medicines targeting microRNAs, from 2008 to 2025, and as Chairman from 2013 to 2025, Biogen, Inc., a publicly held biopharmaceutical company focused on the treatment of serious diseases, from 2008 to 2023, and as its Chairman from 2014 to
2023, and Eucrates Biomedical Acquisition Corp., a special purpose acquisition company
(SPAC) as its Chairman, from 2020 to 2023. Dr. Papadopoulos was also co-founder and member of the board of directors of Cellzome Inc., a privately held drug discovery company acquired by GSK plc in 2012. Dr. Papadopoulos is a co-founder and Chairman of
Fondation Santé, and previously served as a member of the board of visitors of Duke
Medicine and a member of the Global Advisory Board of the Duke Institute for Health
Innovation. Dr. Papadopoulos holds an M.S. in Physics, a Ph.D. in Biophysics and an M.B.A.
in Finance, all from New York University.

18	Exelixis, Inc.

George Poste, DVM, Ph.D., FRS Chief Scientist, Complex Adaptive Systems Initiative
Director since 2004
Age 81
Key Qualifications and Expertise:
Our Board concluded that Dr. Poste should continue to
serve as a director of Exelixis due to his training as a
scientist, his knowledge and experience with respect
to the life sciences, healthcare and pharmaceutical
industries, his broad leadership experience resulting
from service on various boards, and his knowledge and
experience with policymaking, regulatory issues and
other governmental matters.
Committee Assignments:
•Research & Development Committee (Chair)
•Risk Committee
Other Current Public Company Boards:
•Caris Life Sciences, Inc.

George Poste, DVM, Ph.D., FRS, has been a director since August 2004. Since 2009, Dr.
Poste has been the Chief Scientist at the Complex Adaptive Systems Initiative and a
Regents’ Professor and Del E. Webb Professor of Health Innovation at Arizona State
University. From 2003 to 2009, Dr. Poste served as the director of the Biodesign Institute at Arizona State University. Dr. Poste has served as the Chief Executive Officer of Health
Technology Networks, a consulting company that specializes in the application of genomic technologies and computing in healthcare, since 2000. From 1992 to 1999, he was the
Chief Science and Technology Officer and President, R&D, of SmithKline Beecham
Corporation, a pharmaceutical company (later merged into GlaxoSmithKline plc).
Dr. Poste served on the Defense Science Board of the U.S. Department of Defense from
2001 to 2010 and is a member of other organizations dedicated to advancing defenses against bioweapons and biowarfare.
Dr. Poste has served as a member of the board of directors of Caris Life Sciences, a publicly traded medical diagnostics company, since 2009, and as a member of the board of directors of MediSix Therapeutics Pte. Ltd. (Singapore), a privately held immune engineering company focused on cellular therapies, since 2022. Previously, Dr. Poste served as a member of the board of directors of: InanoBio, Inc., a privately held biotechnology company, from 2021 to 2023; Monsanto Company, a publicly held provider of agricultural products and solutions, from 2003 until its acquisition by Bayer
Aktiengesellschaft in 2018; Orchid Cellmark, Inc., a publicly held DNA forensics company, from 2000 until its acquisition by the Laboratory Corporation of America in 2009 as non-
executive chairman. Dr. Poste is a Fellow of the Royal Society, the UK Academy of Medical
Sciences, Hoover Institution, Stanford University, and has been awarded honorary doctorates from several universities. Dr. Poste holds a DVM in veterinary medicine and a
Ph.D. in Virology from the University of Bristol, England and holds Board Certification in
Pathology from the Royal College of Pathologists.

Julie Anne Smith Former Chief Executive Officer, Nuvig Therapeutics, Inc.
Director since 2016
Age 55
Key Qualifications and Expertise:
Our Board concluded that Ms. Smith should continue
to serve as a director of Exelixis due to her knowledge
and experience with respect to biotechnology,
healthcare and pharmaceutical industries and her
broad leadership experience resulting from service as
an executive in the pharmaceutical industry.
Committee Assignments:
•Audit Committee
•Compensation Committee (Chair)
Other Current Public Company Boards:
•Stoke Therapeutics, Inc., serving on the
Compensation Committee (Chair) and
Nominating & Governance Committee

Julie Anne Smith has been a director since September 2016. Previously, Ms. Smith served as: Chief Executive Officer and a member of the board of directors of Nuvig Therapeutics,
Inc., a privately held biopharmaceutical company focused on recombinant human therapeutics for autoimmune disease, from 2023 to 2024; as President and Chief
Executive Officer and member of the board of directors of ESCAPE Bio Inc., a privately held, clinical-stage biopharmaceutical company focused on therapeutics for genetically defined neurodegenerative diseases, from 2018 to 2022; and as President and Chief
Executive Officer and member of the board of directors of Nuredis, Inc., a privately held biotechnology company, from 2017 to 2018. Prior to Nuredis, she served as President and
Chief Executive Officer of Raptor Pharmaceutical Corp., a publicly held biopharmaceutical company focused on treatments for rare diseases from 2015 until the company’s acquisition by Horizon Pharma plc in 2016, where she also served as Executive Vice
President and Chief Operating Officer from 2012 to 2014. From 2008 to 2012, Ms. Smith served as Chief Commercial Officer of Enobia Pharmaceuticals prior to the company’s acquisition by Alexion Pharmaceuticals, Inc. Previously, Ms. Smith served as Vice President of Commercial at Jazz Pharmaceuticals plc from 2006 to 2008, as Vice President, Global
Marketing at Genzyme General from 2001 to 2005, and in operations and business development roles at Novazyme Pharmaceuticals, from 2000 to 2001. Ms. Smith began her industry career at Bristol-Myers Squibb Company in 1996.
Ms. Smith has served as a member of the board of directors of Stoke Therapeutics, Inc., a publicly held biotechnology company focused on genetic disease therapeutics, since 2020.
Previously, Ms. Smith served as a member of the board of directors of Audentes
Therapeutics, Inc., a publicly held, clinical-stage biotechnology company focused on gene therapy products for rare diseases, from 2016 until its acquisition by Astellas Pharma Inc.
in 2020, and as a Director on the Health and Emerging Companies Sections of the
Biotechnology Innovation Organization (BIO) board. Ms. Smith holds a B.S. in biological and nutritional sciences from Cornell University.

2026 Proxy Statement	19

Table of Contents	Proposal 1 | Director Nominees

Jack L. Wyszomierski Former Executive Vice President and Chief Financial Officer, VWR International, LLC
Director since 2004
Age 70
Key Qualifications and Expertise:
Our Board concluded that Mr. Wyszomierski should
continue to serve as a director of Exelixis due to his
extensive financial reporting, accounting, and finance
experience, as well as his experience in the healthcare
and life sciences industries. These qualities have also
formed the basis for the Board’s decision to appoint
Mr. Wyszomierski as a member and Chair of the
Audit Committee.
Committee Assignments:
•Audit Committee (Chair)
•Governance Committee
Other Current Public Company Boards:
•XOMA Corporation (chair), serving on the Audit
Committee and the Compensation Committee
•SiteOne Landscape Supply, Inc., serving on the
Audit Committee and the Nominating &
Corporate Governance Committee (Chair)

Jack L. Wyszomierski has been a director since February 2004. From 2004 to 2009, Mr.
Wyszomierski served as the Executive Vice President and Chief Financial Officer of VWR
International, LLC, a supplier of laboratory supplies, equipment and supply chain solutions to the global research laboratory industry. From 1982 to 2003, Mr. Wyszomierski held positions of increasing responsibility within the finance group at Schering-Plough
Corporation, a health care company, culminating with his appointment as Executive Vice
President and Chief Financial Officer in 1996. Prior to joining Schering-Plough, he was responsible for capitalization planning at Joy Manufacturing Company, a producer of mining equipment, and served as a management consultant at Data Resources, Inc.
Mr. Wyszomierski has served as a member of the board of directors of XOMA Corporation, a publicly held biotech royalty aggregator, since 2010, and as its Chairman since January
2024, and as a member of the board of directors of SiteOne Landscape Supply, Inc., a publicly held company that distributes landscape supply products, since 2016. Mr.
Wyszomierski previously served as a member of the board of directors of: Unigene
Laboratories, Inc., a publicly held biopharmaceutical company, from 2010 to 2013;
AssuraMed Holding, Inc., a privately held distributor of home healthcare products, from
2011 until its acquisition by Cardinal Health Inc. in 2013; Solenis, Inc., a privately held chemicals producer from 2014 until its acquisition by Platinum Equity in 2021; and
Athersys, Inc., a publicly held company engaged in the discovery and development of therapeutic product candidates, from 2010 until 2024. Mr. Wyszomierski holds a M.S. in
Industrial Administration and a B.S. in Administration, Management Science and
Economics from Carnegie Mellon University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

20	Exelixis, Inc.

Board Committees

Our Board has five standing committees: Audit, Compensation, Governance, Research & Development, and Risk.
Each of our committees operates pursuant to a written charter (available at www.exelixis.com under the caption
“Investors & News —Corporate Governance—Committee Composition and Charters”), which charters are reviewed annually by each respective committee.
Audit Committee

Current Members: Jack L. Wyszomierski (Chair), David E. Johnson, Stelios Papadopoulos, Julie Anne Smith (All
Independent/All Audit Committee Financial Experts)
The Audit Committee assists the Board in overseeing our financial reporting process and ensuring the integrity of our financial statements. The Audit Committee is composed entirely of independent directors and performs several functions, including:

•Evaluating the performance, qualifications,
compensation and continued engagement of
the independent registered public
accounting firm, as well as resolving any
disagreements between the independent
registered public accounting firm
and management
•Reviewing the financial statements for inclusion in our Annual Report on Form 10-K and preparing the Audit Committee’s report for inclusion in our Proxy Statement or Annual Report on Form 10-K

•Reviewing our tax strategy, material tax audits and proceedings and any other material tax matters	•Establishing procedures to receive and address complaints regarding accounting, internal accounting controls or auditing matters

•Reviewing, overseeing and approving related person transactions	•Reviewing the results of the annual audit and the quarterly financial statement reviews with management and the independent registered public accounting firm

•Overseeing our management of risks relating to financial reporting, fraud, securities trading and tax matters	•Maintaining compliance with SEC and Nasdaq rules applicable to audit committees

•Serving as the Qualified Legal Compliance Committee within the meaning of Rule 205.2(k) of Title 17, Chapter II of the Code of Federal Regulations	•Reviewing and approving our decisions to enter into certain swaps and other derivatives transactions, as well as our overall hedging strategy
The Board has determined that each member of the Audit Committee is an “audit committee financial expert” as defined in applicable SEC rules.
The Audit Committee’s report is set forth in “Report of the Audit Committee” below.

2026 Proxy Statement	21

Table of Contents	Proposal 1 | Board Committees
Compensation Committee

Current Members: Julie Anne Smith (Chair), S. Gail Eckhardt, Robert L. Oliver, Jr., Stelios Papadopoulos
(All Independent)
The Compensation Committee assists the Board in overseeing our compensation policies, plans and programs. The
Compensation Committee is composed entirely of independent directors and performs several functions, including:

•Assessing compensation policies and practices and reviewing executive compensation	•Evaluating director compensation and recommending any changes to the Board for approval

•Reviewing our Compensation Discussion and Analysis and preparing the Compensation Committee’s report for inclusion in our Proxy Statement	•Administering equity awards under our stock plans

•Addressing any conflict of interest with any compensation adviser engaged by management or the Compensation Committee	•Assisting the Board in its oversight of our human capital management function, including recruiting, retention, career development and progression and non-CEO management succession

•Establishing compensation and benefits policies for employees, including executive officers	•Overseeing annual evaluations of performance of our executive officers

•Establishing, overseeing and reviewing stock ownership guidelines for directors and executive officers
The Compensation Committee’s report is set forth in “Compensation Committee Report” below. Information on the
Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in
“Compensation Discussion and Analysis” below. For information regarding our processes and procedures for the consideration and determination of director compensation, please see “Compensation of Directors” below. In accordance with its charter, the Compensation Committee also may delegate any of its authority or responsibility to the Chair of the Compensation Committee or to a subcommittee composed of one or more members of the
Compensation Committee and/or other members of the Board and/or officers of Exelixis.
Compensation Consultants. The Compensation Committee retained Aon’s Human Capital Solutions division of Aon plc
(Aon), a compensation consulting firm serving technology and life sciences companies, as its external compensation consultant to assist the Compensation Committee in its duties related to executive and non-employee director compensation during 2025. In this capacity, Aon reported directly to the Compensation Committee or through its Chair.
In addition, at the direction of the Compensation Committee, management retained Aon, principally to provide benchmark and industry compensation data for executive and broad-based compensation analyses. In consideration for compensation related services provided during 2025, we paid Aon an aggregate of $474,358. Aon’s affiliate Radford provided our management with access to the Radford Global Life Sciences Survey, Radford Global Technology Survey,
Radford Global Sales Survey, Radford U.S. Benefits Survey and similar materials, for which we paid Radford an aggregate of $41,520 in 2025. Aon is also an affiliate of Aon Risk Services, which provided insurance brokerage services to us during 2025 at a total cost of $223,200. Please see “Compensation Discussion and Analysis” for more information regarding the Compensation Committee’s engagement of Aon.

22	Exelixis, Inc.

Governance Committee

Current Members: Maria C. Freire (Chair), Mary C. Beckerle, Tomas J. Heyman, Jack L. Wyszomierski (All Independent)
The Governance Committee oversees all aspects of our corporate governance functions on behalf of the Board. The
Governance Committee is composed entirely of independent directors and performs several functions, including:

•Overseeing our governance practices, including recommending to the Board for approval of any changes to our corporate governance framework	•Identifying, evaluating and recommending qualified director candidates to the Board

•Ensuring effective communication between the Board, its committees and management, as well as establishing procedures for stockholders’ communications to the Board	•Developing Corporate Governance Guidelines and administering our Corporate Code of Conduct

•Conducting periodic assessments of the performance of the Board and its committees and compliance with SEC and Nasdaq requirements for independence and expertise
•Conducting periodic assessments of
sustainability strategy and policies, and
overseeing management in their
implementation and the preparation of
public disclosures pertaining to such
programs and sustainability efforts

•Facilitating CEO succession planning	•Overseeing the orientation program for new directors and continuing education of all directors
Director Qualifications. The Governance Committee does not have a fixed set of minimum qualifications for candidates for membership on the Board. Instead, in considering candidates for directorship, the Governance Committee will generally consider all relevant factors, including the candidate’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to us, the availability of the candidate to devote sufficient time and attention to the company’s affairs, the existence of any relationship that would interfere with the exercise of the candidate’s independent judgment, and the candidate’s demonstrated character and judgment. In addition, the Board believes that its members should reflect a wide range of viewpoints, experience and skills. In the director candidate review process, the Governance Committee evaluates prospective candidates in the context of the existing membership of the Board (including the qualities and skills of the existing directors), our operating requirements and the long-term interests of our stockholders.
The Governance Committee regularly evaluates the needs of the Board with respect to skills and experiences that may be filled by a new director candidate. In addition, the Governance Committee is authorized to access external resources as it deems necessary or appropriate to fulfill its defined responsibilities, including engagement of executive search firms to help identify director candidates.
Director Nominations. The Governance Committee considers and assesses all candidates recommended by our directors, officers and stockholders. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. If, after its review, the Governance
Committee supports a candidate, it would recommend the candidate for consideration by the full Board. Our
Governance Committee considers stockholder recommendations for directors in the same manner as other candidates.
The Governance Committee has not received any recommended nominations from any stockholder holding 5% or more of our common stock in connection with the Annual Meeting.
Stockholders who wish to submit potential director candidates for consideration by the Governance Committee should follow the instructions in “Questions and Answers About These Proxy Materials and Voting” above.

2026 Proxy Statement	23

Table of Contents	Proposal 1 | Board Committees
Performance Assessments. The Governance Committee performs periodic assessments of the performance of the
Board and its committees to support continuous improvement and effective oversight. As part of this process, each director completes an annual assessment questionnaire for the Board and each committee on which such director serves to evaluate, anonymously, the overall performance of the Board and its committees and identify areas for improvement. The factors considered in the annual assessment questionnaires include, but are not limited to: Board size and composition; whether the directors possess the skills and expertise appropriate for the company and its strategy; the effectiveness of the Board’s selection criteria for new director candidates; the overall effectiveness of and efficient use of time at Board and committee meetings; the quality and timeliness of information provided by management; and the Board’s approach to overseeing key strategic, operation and compliance risks. The annual assessment questionnaires also provide each director with an opportunity to provide open-ended responses with respect to ways to improve Board and/or committee performance. In addition, periodically, each director participates in individual interviews with an independent legal counsel to the Board to discuss Board and committee effectiveness, corporate governance priorities and emerging issues and risks facing the company, and summaries of these interviews are then reported to the Governance Committee and the Board. The Governance Committee and the full Board also seek input from management and external advisors as part of the performance assessment process and review assessment results to identify themes and areas for focus, which inform Board and committee priorities, agenda planning, director education and ongoing governance practices.
CEO Succession Planning. Succession planning for our CEO helps ensure continuity of leadership and is critical to the company’s success. The Board has delegated primary responsibility for CEO succession planning to the Governance
Committee and both the Board and Governance Committee discuss CEO succession planning regularly in executive sessions. The Governance Committee has oversight for the development of processes and protocols for short-term and long-term succession plans that ensure stability and accountability during a period of leadership transition.
Research & Development Committee

Current Members: George Poste (Chair), Mary C. Beckerle, S. Gail Eckhardt, Maria C. Freire, David E. Johnson, Stelios
Papadopoulos (All Independent)
The Research & Development Committee assists the Board in overseeing various scientific matters related to our drug discovery and preclinical and clinical development programs. The Research & Development Committee is composed entirely of independent directors and performs several functions, including:

•Overseeing our clinical development program and internal drug discovery activities	•Reviewing the overall organization, resourcing and capabilities of our research and development business units

•Reviewing the progress of preclinical and clinical assets that we have in-licensed or acquired and evaluating the scientific aspects of potential future business development opportunities	•Evaluating and discussing trends in the oncology treatment landscape and potential effects on our pipeline strategy and other business needs

•Advising the Board on other matters of scientific importance as the Board, in consultation with management, may designate from time to time

24	Exelixis, Inc.

Risk Committee

Current Members: Tomas J. Heyman (Chair), Mary C. Beckerle, Robert L. Oliver, Jr., George Poste (All Independent)
The Risk Committee of the Board assists the Board in overseeing management’s responsibility to assess, manage and mitigate risks associated with our business and operational activities. The Risk Committee is composed entirely of independent directors and performs several functions, including:

•Reviewing our overall risk management framework and infrastructure designed to identify, assess, manage and mitigate our material risks	•Overseeing management’s administration of government and other investigations and material litigation matters

•Overseeing management’s administration
of our various compliance programs,
including, but not limited to, those relating
to data privacy and cybersecurity, drug
safety, healthcare compliance, climate risk
and quality management

•Overseeing management’s identification,
assessment and management of our
business and operational risks not
specifically allocated to the Board or another
committee of the Board, and obtaining
periodic reports from our Ethics Committee

•Reviewing the policies, guidelines and practices for managing business and operational risks	•Evaluating trends in risk management and advising the Board on best practices with respect to risk management strategy and implementation
Meetings and Attendance

The Board held six meetings during 2025, and all of our directors attended at least 75% of the total meetings of the
Board and of the committees on which they served. The independent directors met four times in regularly scheduled executive sessions.

	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Research & Development Committee	Risk Committee
Number of Meetings Held in Fiscal 2025	6	4	8	2	3	2
The Board does not have a formal policy with respect to the attendance of its members at annual meetings of stockholders. Dr. Morrissey attended the 2025 Annual Meeting of Stockholders on behalf of the Board.

2026 Proxy Statement	25

Table of Contents	Proposal 1 | Corporate Governance
Corporate Governance

Please note that information found on, or accessible through, our website is not a part of, and is not incorporated into, this Proxy Statement.
Corporate Governance Guidelines
Our Corporate Governance Guidelines, can be viewed at www.exelixis.com under the caption “Investors & News—
Corporate Governance—Corporate Governance Documents and Information.” This document covers, among other topics, director independence, board composition, structure and functioning, director selection criteria, committees of the board, board and board committee evaluations, overboarding guidelines and our majority voting policy. Our Board regularly reviews, and modifies from time to time, our Corporate Governance Guidelines, Board committee charters and Board practices.
Corporate Code of Conduct
Our Corporate Code of Conduct functions as our Code of Ethics under the SEC rules and applies to all directors, officers and employees. The Corporate Code of Conduct is posted on our website at www.exelixis.com under the caption
“Investors & News—Corporate Governance—Corporate Governance Documents and Information.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of this
Corporate Code of Conduct by posting such information on our website, at the address and location specified above and, to the extent required by the listing standards of the Nasdaq Stock Market, by filing a Current Report on Form 8-K with the SEC, disclosing such information.
Our Corporate Code of Conduct reflects our corporate values and describes the expectations and responsibilities of our officers, directors, employees and contractors with respect to how they conduct themselves when representing
Exelixis. It also underscores our commitment to behaving in accordance with laws that regulate our business activities as a biotechnology company. Our employees receive yearly training on our Corporate Code of Conduct.
Included in our Corporate Code of Conduct are procedures for reporting potential violations through a variety of resources, including to our Ethics Committee, which is chaired by our Chief Executive Officer and includes other members of our senior management team. To help ensure our employees feel comfortable raising good faith questions or concerns with respect to our Corporate Code of Conduct or our other policies, these reports can be made confidentially (or anonymously) via our Ethics Helpline. We maintain a strict policy against any retaliation or discrimination towards employees who make such a report. The Board, through the Audit Committee, regularly receives reports of disclosures made through the Ethics Helpline, and, through both the Audit and Risk Committees, receives updates on concerns raised to the Ethics Committee or otherwise submitted through our internal compliance reporting system.
Board Leadership Structure
The Board does not have a formal policy on whether the role of Chair and Chief Executive Officer should be separate or combined. Our Corporate Governance Guidelines provide that the Board will select its Chair and the Chief Executive
Officer in the manner it considers to be in the best interests of our company. Currently, we have an independent Chair of the Board separate from the Chief Executive Officer. The Board believes this bifurcated structure provides for independent oversight of management and strong Board leadership, while allowing for effective management of company affairs.

26	Exelixis, Inc.

Role of the Board in Risk Oversight
Management is responsible for assessing, managing and mitigating the various risks associated with our business and operational activities, including, without limitation, strategic, operational, financial, regulatory, cybersecurity and artificial intelligence risks that may exist from time to time. Management has implemented appropriate risk management structures, policies and procedures, and manages our risk exposure on a day-to-day basis. In accordance with our Corporate Governance Guidelines, the Board, both directly and through its committees (including the Risk
Committee), oversees the proper functioning of our risk management processes. In their specific risk oversight roles, the Board and the Risk Committee evaluate whether management has reasonable controls in place to address material risks currently facing our company and those we may face in the future. The Board, the Risk Committee and other committees meet at regularly scheduled and special meetings throughout the year at which management reports to the Board concerning the results of its risk management activities, as well as external changes that may change the levels of business risk to which we are exposed.
The Board delegates certain of its risk oversight responsibilities to its various committees as follows:
››Our Audit Committee oversees the management of risks relating to financial reporting or fraud, securities trading and tax matters. Our Audit Committee also reviews any proposed related party transactions to ensure we do not engage in transactions that would create a conflict of interest or result in harm to us.
››Our Compensation Committee periodically assesses our compensation policies and practices, including structuring and reviewing our executive compensation programs and conducting an annual compensation risk assessment, to determine whether these policies or practices are reasonably likely to have a material adverse effect on us. Our Compensation Committee also assists the Board in its oversight of our human capital management function.
››Our Governance Committee oversees our governance practices and the management of related risks, including director independence and Board composition and succession of both the Board and CEO, and the development and administration of our Code of Conduct.
››Our Research & Development Committee evaluates risks associated with the scientific discovery process, preclinical and clinical development programs, to the extent not within the purview of the Risk
Committee’s oversight of our compliance programs.
 ››Our Risk Committee assists the Board with oversight of our internal risk management framework, policies, guidelines and infrastructure, and, if called for, its administration of government and other investigations and material litigation matters. The Risk Committee receives reports from members of management’s
Ethics Committee and also oversees management in the dispatch of its responsibility to administer our various compliance programs, including, but not limited to, data privacy and cybersecurity, climate risk reporting, drug safety, healthcare compliance and quality management. Finally, the Risk Committee oversees our business and operational risks that are not specifically allocated to the Board or another committee of the Board, and also evaluates risk management trends in order to advise the Board on best practices with respect to risk management strategy and implementation. The Risk Committee provides periodic reports to the full Board.
Our senior management presents the full Board with frequent business updates during both regular Board meetings and monthly teleconferences, at which time the Board provides management with feedback, makes recommendations and, as needed, issues directives to address our risk exposure.
Insider Trading Policies and Procedures
We maintain an insider trading policy that governs the purchase, sale and other dispositions of our securities by our directors, officers and employees and Exelixis itself. A copy of our insider trading policy is filed as Exhibit 19.1 to our
Annual Report on Form 10-K for the fiscal year ended January 2, 2026.

2026 Proxy Statement	27

Table of Contents	Proposal 1 | Corporate Governance
Prohibitions on Derivative, Hedging, Monetization and Other Transactions
Additionally, our insider trading policy, which applies to directors and employees, including our executive officers, prohibits certain transactions in our stock, including short sales, puts, calls or other transactions involving derivative securities, hedging or monetization transactions, purchases of Exelixis securities on margin or borrowing against an account in which Exelixis securities are held. In December 2024, we updated our insider trading policy to prohibit pledging of Exelixis stock as collateral for a loan, including in circumstances where such director or employee demonstrates the financial capacity to repay the loan without resort to the pledged securities. As of the date of this
Proxy Statement, no shares of Exelixis stock are pledged by any of our directors or executive officers.
Stockholder Communications with the Board
The Board welcomes communications from Exelixis’ stockholders. Stockholders may communicate with the Board by sending a written communication to “Exelixis, Inc., Board of Directors c/o Corporate Secretary, 1851 Harbor Bay
Parkway, Alameda, California 94502.” Stockholders may also communicate with the Board by facsimile at (650)
837-7951 or by e-mail at info@exelixis.com, with each of the foregoing sent with “Attn: Board of Directors” in the
“Subject” line.
Each communication must set forth the name and address of the stockholder as it appears in Exelixis’ records (and, if the stock is held by a nominee, the name and address of the beneficial owner of the stock). After confirming the stock ownership of the author of the communication, the Corporate Secretary will review and evaluate the communication and shall have the authority to and will screen out communications from stockholders that are not directly related to the duties and responsibilities of the Board. The Corporate Secretary may also disregard duplicative communications.
If deemed directly related to the duties and responsibilities of the Board, the Corporate Secretary will forward the communication, depending on the subject matter, to the Chair of the Governance Committee, the Chair of the Audit
Committee, the Chair of the Board, the independent directors, or the full Board, as deemed appropriate.
Stockholder Outreach
We maintain a robust investor relations and corporate governance program for stockholder outreach to provide regular updates on our business performance and corporate strategy, including but not limited to financial results, clinical trial readouts, pipeline advancement, business development efforts and upcoming milestones, as well as corporate governance related matters, including our executive compensation program, human capital management practices, governance practices (such as Board independence, composition, tenure and refreshment), environmental disclosures, risk oversight and other areas of our business, to elicit a better understanding of their concerns and perspectives. We bi-annually request engagement meetings with our top 35 institutional shareholders representing over 60% of our common stock outstanding. Additionally, we accept 100% of engagement meetings requested by our top shareholders. As a result, we have implemented the feedback received from our stockholders into various areas of our business. For additional details about our stockholder outreach efforts during fiscal 2025, please see
“Compensation Discussion and Analysis—How We Determine Executive Compensation—Stockholder Outreach and
Board Responsiveness.”
Stock Ownership Guidelines for Non-Employee Directors
We maintain Stock Ownership Guidelines for our directors and Named Executive Officers to further align their financial interests with those of our stockholders, as well as to promote sound corporate governance. For our non-employee directors, our Stock Ownership Guidelines require an ownership target of the value equivalent to 5 times the annual cash Board retainer. All non-employee directors are expected to achieve their stock ownership targets within five years of becoming subject to these guidelines. The policy includes procedures for granting exemptions in the case of severe financial hardship. Ownership targets for our Named Executive Officers (including those serving on our Board) are described below under “Compensation Discussion and Analysis—Other Compensation Information—Stock Ownership
Guidelines for NEOs.”
Under our Stock Ownership Guidelines, credit is provided for shares held outright (including shares owned through trusts, the Amended and Restated Exelixis, Inc. 401(k) Plan (401(k) Plan), or by a spouse), as well as shares to be issued upon vesting of RSUs (as defined below) and PSUs (as defined below, to the extent such performance criteria has been achieved), in each case net of applicable taxes. Credit is not provided for any unexercised stock options (regardless of whether such stock options are vested). The values for all shares determined to be held by our non-employee directors

28	Exelixis, Inc.

and Named Executive Officers are based on the 200-day average stock price as of the measurement date. As of
February 27, 2026, all of our non-employee directors had met the required ownership targets.
Spotlight on Corporate Responsibility and Sustainability
Exelixis’ mission is to help cancer patients recover stronger and live longer. In addition to delivering for patients, we are also focused on contributing positively to society at large. To that end, Exelixis expects that its employees will commit to the highest standards of ethical behavior and maintain values and principles that reflect both global awareness and sustainability.
As detailed in our published Corporate Values & Sustainability (CV&S) reports, our business practices and progress on a wide variety of initiatives are organized around four key themes:
Access to Innovative and Safe Cancer Medicines
We can only accomplish our mission to help cancer
patients if the medicines we discover and develop are
innovative and fulfill unmet medical needs. Furthermore,
those medicines must be of the highest quality, have an
acceptable safety profile, be available expeditiously
when prescribed by healthcare professionals and be
accessible to cancer patients despite lack of insurance or
inability to pay.
Key Components:
•Increasing the number of novel and
differentiated anti-cancer agents in our pipeline
with new programs exploring multiple modalities
and mechanisms of action
•Disciplined and focused approach to research &
development with critical evaluation of assets
through all stages of development
•Conducting safe and ethical clinical trials that
reflect an epidemiologically diverse patient
population
•Supporting patients with improved access and
affordability, including through Exelixis Access
Services, a comprehensive resource that provides
co-pay assistance, allows qualifying uninsured or
underinsured patients to receive medication free
of charge, and connects patients with healthcare
providers to assist with their treatment
•Safeguarding the integrity of our products
through their entire lifecycle, from preclinical
and clinical development through the post-
market experience

2026 Proxy Statement	29

Table of Contents	Proposal 1 | Corporate Governance
Community Engagement and Advocacy
We connect with philanthropic organizations in the
communities in which our employees live and work and
like-minded organizations that are dedicated to improving
cancer care, education, outreach and advocacy. Through
our giving initiatives, we broaden our community impact
and create partnerships to benefit organizations that are
dedicated to the causes we and our employees care about.
We also offer employees the opportunity to engage with
their community through our Employee Giving and
Volunteer Programs.
Key Components:
•Providing corporate financial support and
matching employee donations up to a certain
amount to increase the impact of dollars
donated to philanthropic and community
organizations through our Exelixis Employee
Giving Program
•Enabling employees to give back to the
communities in which we live and work on a
paid time off basis through the Exelixis
Employee Volunteer Program
•Raising awareness of health-related cancer
issues and making available accurate and
appropriate information, assistance and/or
education on the prevention, diagnosis and
treatment of disease
•Driving recognition of the important role
played by small- to mid-sized biotech
companies in our nation’s medical
innovation ecosystem
Our People and Culture
We nurture a culture of belonging where all employees are
empowered to contribute to the Exelixis mission. We
respect and appreciate each employee’s unique perspective
and experiences, and believe that celebrating, encouraging
and supporting both similarities and differences contributes to our company mission. We offer a variety of benefits
programs and take pride in our core corporate values to Be
Exceptional, Excel for Patients and Exceed Together.
Key Components:
•Focus on employee engagement, including
recruitment initiatives, and competitive
compensation and benefits programs to
attract and retain talented employees
•Talent and leadership development through a
broad range of learning experiences for both
people leaders and individual contributors,
and a tuition reimbursement program
•Emphasis on employee health and safety,
including regular inspections and training to
promote general workplace safety and ensure
a low rate of accidents

30	Exelixis, Inc.

Environmental Management
We are committed to conducting business in a way that
respects our environment and the Earth’s changing
climate. We have enhanced our environmentally
sustainable practices across our facilities and operations,
including through the use of systems tracking our
electricity and natural gas footprint. We plan to continue
to evolve our practices as we advance our mission to help
cancer patients recover stronger and live longer.
Key Components:
•Sustainable facilities, including prioritizing
reduction of our energy use where possible
and shifting our energy consumption to
renewable sources
•LEED BD+C Gold Certification through the U.S.
Green Building Council for the largest building at
our Alameda campus
•100% clean electricity, purchased from eligible
renewable sources and large hydroelectric
sources, in addition to power generated from
onsite solar panels
•Green transportation, including our commuter
support program (ongoing since 2019) to replace
single-occupancy vehicle trips with shared
transport
•Waste management, including strict adherence
to applicable laws and regulations on handling
hazardous materials
Further information about our sustainability efforts, including our published CV&S Reports, please refer to our website at www.exelixis.com under the caption “Creating Impact—Sustainability.”

2026 Proxy Statement	31

Table of Contents	Compensation of Directors
COMPENSATION OF DIRECTORS
Overview of Director Compensation
The compensation program for our non-employee directors is intended to be competitive and fair to attract and retain highly qualified directors and recognize the time and effort required of a director given the size and complexity of our operations. In accordance with its charter, our Compensation Committee is responsible for recommending to the Board for approval the annual compensation for our non-employee directors and oversees our compensation policies and practices for non-employee directors on behalf of the Board. To assist with the Compensation Committee’s and the
Board’s review, the Compensation Committee’s external compensation consultant prepares a comprehensive annual assessment of our non-employee director compensation program. The assessment includes benchmarking director compensation against the same peer group used for executive compensation purposes, an update on recent trends in director compensation and a review of related corporate governance best practices.
Cash Compensation Arrangements
Each non-employee director receives an annual cash retainer for his or her service on the Board, as well as an additional annual cash retainer if he or she serves as the Chair of the Board, on a committee or as the chair of a committee. In May 2025, the Board approved an increase to the Board Additional Chair Retainer Fee (to $40,000 from
$35,000) to align with the market median, following consideration of market data prepared by the Compensation
Committee’s independent compensation adviser, Aon, and the recommendation of the Compensation Committee. The table below provides a full description of the 2025 cash compensation arrangements for our non-employee directors
(which account for the described second quarter fiscal 2025 changes in Director cash compensation). Dr. Morrissey receives no compensation in his capacity as a member of the Board.

Service	Fee Type	Annual Cash Compensation ($)
Board	Retainer Fee	60,000
	Additional Chair Retainer Fee (1)	40,000
Audit Committee	Retainer Fee	15,000
	Additional Chair Retainer Fee	15,000
Compensation Committee	Retainer Fee	12,000
	Additional Chair Retainer Fee	13,000
Nominating & Corporate Governance Committee	Retainer Fee	12,000
	Additional Chair Retainer Fee	13,000
Research & Development Committee	Retainer Fee	12,000
	Additional Chair Retainer Fee	13,000
Risk Committee	Retainer Fee	12,000
	Additional Chair Retainer Fee	13,000
(1)As described above, the Board Additional Chair Retainer Fee was raised from $35,000 to $40,000 in the second quarter fiscal
2025.
All cash compensation is paid to each director in arrears on a quarterly basis for services performed during the prior fiscal quarter.
Equity Compensation Arrangements
Our non-employee directors are also eligible to receive equity as part of their Board service, including an initial award upon joining the Board and an annual award on the day following each annual meeting of stockholders. Grants to our non-employee directors are made under our 2017 Equity Incentive Plan (2017 Plan), pursuant to the Non-Employee
Director Equity Compensation Policy, as amended (Directors’ Policy), as adopted by the Board. To address changes in the trading price of our common stock, we utilize a value-based approach for determining the number of shares subject to non-employee director equity awards. Under the terms of the Directors’ Policy, the aggregate value of each

32	Exelixis, Inc.

one-time initial award is $680,000, and the aggregate value of each annual award is $400,000. Each one‑time initial equity award is granted approximately 50% in the form of a nonstatutory stock option award and approximately 50% in the form of a restricted stock unit (RSU) award. Each non-employee director may elect to receive the full value of his or her annual award in the form of either an RSU award or nonstatutory stock options or divide the award approximately evenly between nonstatutory stock options and RSUs.
Under the Directors’ Policy, the total number of options and RSUs granted as part of each initial award and annual award is determined using a formula based upon the Black-Scholes Merton option pricing model and the average of the daily closing sale prices of our common stock for the trading days during the 30-day calendar period ending on (and including) the last calendar day immediately prior to the relevant grant date. The value of each award, as determined in accordance with the Directors’ Policy, may be greater or lesser than the grant date fair value computed for financial reporting purposes and reflected in the “Director Compensation Table” below. This is a result of the different calculation employed to determine the grant date fair value, which uses a formula based upon the Black-Scholes
Merton option pricing model and the closing sale price of our common stock on the grant date.
Options granted under the 2017 Plan in accordance with the Directors’ Policy are not incentive stock options under the Internal Revenue Code of 1986, as amended (the Code). The exercise price of each initial and annual stock option granted under the 2017 Plan is equal to 100% of the fair market value of a share of common stock on the grant date.
Under the terms of the Directors’ Policy, the one-time initial options are immediately exercisable, but shares issued upon early exercise are subject to a repurchase right and will vest as follows: 25% of the underlying shares on the first anniversary of the grant date with the remaining 75% vesting monthly thereafter over the next three years. The annual options are also immediately exercisable, but shares issued upon early exercise are subject to a repurchase right and will vest at the rate of 100% of the underlying shares on the first anniversary of the grant date.
As long as the non-employee director continues to serve with us or with an affiliate of ours, the options continue to vest and be exercisable during their terms, and shares issued upon early exercise continue to vest. When the option holder’s service terminates, we have the right to repurchase any unvested shares acquired upon exercise of the option at the original exercise price without interest. The post-termination exercise period for the vested portion of options granted to our non-employee directors is generally set to terminate the earlier of three years after a non-employee director’s service terminates or the remainder of the term of the option, as described in the form of option agreement for non-employee directors under the 2017 Plan (not to exceed seven years from the date of grant).
The initial RSU awards vest at the rate of 25% of the underlying shares on each of the first four anniversaries of the grant date, and the annual RSU awards vest at the rate of 100% of the underlying shares on the first anniversary of the grant date, in each case so long as the non-employee director continues to serve with us or with an affiliate of ours.
In the event of a change in control, 100% of the non-employee director’s outstanding and unvested equity awards will immediately vest, and any applicable repurchase rights we may have will terminate.
Recent Changes to Director Compensation for fiscal 2026
In February 2026, upon the recommendation of the Compensation Committee and its independent compensation adviser, Aon, the Board approved revisions to the Directors’ Policy and a further increase to the annual Board
Additional Chair Retainer Fee, in each case to continue aligning director compensation with the market median.
Effective beginning in 2026, the aggregate value of each one‑time initial equity award was reduced to $600,000 from
$680,000, and the annual Board Chair Retainer Fee was increased to $50,000. Under the revised policy, each one‑time initial equity award continues to be granted approximately 50% in the form of a nonstatutory stock option award and approximately 50% in the form of an RSU award, but is subject to a three‑year vesting schedule.
One-time initial stock option awards granted under the revised terms vest as follows: 33.3% of the underlying shares on the first anniversary of the grant date, with the remaining 66.6% vesting monthly over the subsequent two years.
Consistent with the prior policy, such stock options remain immediately exercisable, with shares issued upon early exercise subject to a repurchase right. One-time initial RSU awards granted under the revised terms vest at the rate of
33.3% of the underlying shares on each of the first three anniversaries of the grant date, in each case subject to the non‑employee director’s continued service with us or an affiliate of ours.

2026 Proxy Statement	33

Table of Contents	Director Compensation Table
Reimbursement of Expenses
The members of the Board are eligible for reimbursement of certain expenses incurred in connection with their attendance at Board meetings and their service on the Board in accordance with our policy.
Meaningful Limits on Director Compensation
The aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director may not exceed (a) $750,000 in total value with respect to any calendar year after a non-employee director is first appointed or elected to the Board or (b) $1,500,000 in total value with respect to the calendar year during which a non-employee director is first appointed or elected to the Board, in each case calculating the value of any stock awards based on the grant date fair value of such awards for financial reporting purposes. These limits on non-employee director compensation were approved by our stockholders and are included in our 2017 Plan.
Director Compensation Table

The following table shows compensation information for our non-employee directors for the fiscal year ended
January 2, 2026.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Mary C. Beckerle, Ph.D. (4)	93,000	417,991	—	2,500	513,491
S. Gail Eckhardt, M.D. (4)	84,000	417,991	—	2,500	504,491
Maria C. Freire, Ph.D.	97,000	417,991	—	2,500	517,491
Tomas J. Heyman	97,000	417,991	—	2,500	517,491
David E. Johnson	87,000	—	417,709	2,500	507,209
Robert L. Oliver, Jr.	84,000	417,991	—	—	501,991
Stelios Papadopoulos, Ph.D.	137,750	417,991	—	—	555,741
George Poste, DVM, Ph.D., FRS	97,000	417,991	—	—	514,991
Julie A. Smith	100,000	417,991	—	2,500	520,491
Jack L. Wyszomierski	102,000	417,991	—	—	519,991
(1)    On May 29, 2025, each of Drs. Beckerle, Eckhardt, Freire, Papadopoulos and Poste, Ms. Smith and Messrs. Heyman, Oliver and
Wyszomierski was granted an RSU award pursuant to the Directors’ Policy. Each of Drs. Beckerle, Eckhardt, Freire,
Papadopoulos and Poste, Ms. Smith and Messrs. Heyman, Oliver and Wyszomierski elected to receive 100% of their annual award in the form of RSU awards. Amounts shown in this column reflect the grant date fair value of the RSU awards as computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718 (ASC 718).
The assumptions used to calculate the value of the RSU awards are set forth in Note 9 of the Notes to Consolidated Financial
Statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2026, filed with the SEC on
February 10, 2026. Please see “Equity Compensation Arrangements” above for a description of the RSU awards made to non-employee directors on May 29, 2025.
        Only one RSU award was granted to each of Drs. Beckerle, Eckhardt, Freire, Papadopoulos and Poste, Ms. Smith and Messrs.
Heyman, Oliver and Wyszomierski during fiscal 2025 and, accordingly, the grant date fair value of that RSU award is reflected in the table. The aggregate number of shares subject to all RSUs held by each of our non-employee directors as of January 2, 2026, is as follows: Dr. Beckerle—21,380; Dr. Eckhardt —21,380; Dr. Freire—9,812; Mr. Heyman—18,900; Mr. Johnson—9,088; Mr.
Oliver—18,900; Dr. Papadopoulos—9,812; Dr. Poste—9,812; Ms. Smith—9,812; and Mr. Wyszomierski—9,812.
(2)    On May 29, 2025, Mr. Johnson was granted a stock option award pursuant to the Directors’ Policy. Mr. Johnson elected to receive 100% of his annual award in the form of a stock option. Only one stock option award was granted to Mr. Johnson during fiscal 2025 and, accordingly, the grant date fair value of that stock option is reflected in the table. Amounts shown in this column reflect the grant date fair value of the option award as computed in accordance with ASC 718. The assumptions used to calculate the value of the option awards are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2026, filed with the SEC on February 10, 2026. The aggregate number of shares subject to all stock options held by each of our non-employee directors as of January 2, 2026, is as

34	Exelixis, Inc.

follows: Dr. Beckerle—16,710; Dr. Eckhardt—23,136; Dr. Freire—52,688; Mr. Heyman—36,353; Mr. Johnson—100,584; Mr.
Oliver—21,206; Dr. Papadopoulos—0; Dr. Poste—0; Ms. Smith—106,539; and Mr. Wyszomierski—52,688.
(3)    These values reflect the amounts that were donated to charities by the company to match personal donations made by non-
employee directors in connection with requests by these directors made prior to January 2, 2026 under the company’s matching gift program for 2025, which matches charitable donations by non-employee directors up to an aggregate of $2,500 annually per director.

2026 Proxy Statement	35

Table of Contents	Proposal 2 | Ratification of Selection of Independent Registered Public Accounting Firm
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of the Board has selected Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 1, 2027. The Board, on behalf of the Audit Committee, has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements for each of the twenty-five fiscal years in the period ended January 2, 2026. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst &
Young LLP as Exelixis’ independent registered public accounting firm. However, the Board is submitting the selection of
Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Exelixis and its stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as votes against this proposal. As discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instruction. Broker non-votes, if any, will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

36	Exelixis, Inc.

Principal Accountant Fees and Services
The aggregate fees billed by Ernst & Young LLP for the last two fiscal years (fiscal 2025, which ended on January 2,
2026, and fiscal 2024, which ended on January 3, 2025) for the services described below are as follows:

	Fiscal Year Ended
	January 2, 2026	January 3, 2025
Audit fees (1)	$3,037,750	$2,936,882
Audit-related fees (2)	197,500	240,000
Tax fees (3)	118,075	129,993
All other fees (4)	2,000	2,000
Total Fees	$3,355,325	$3,308,875
(1)“Audit fees” consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by
Ernst & Young LLP in connection with statutory and regulatory filings and other engagements such as consents and review of documents filed with the SEC.
(2)“Audit-related fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.” During fiscal 2025 and
2024, these services included consultations relating to various transactions.
(3)“Tax fees” consist of fees for tax advice and tax planning.
(4)“All other fees” consist of fees for products and services other than the services described above and are related to an on-line subscription to an Ernst & Young LLP database.
All fees described above were pre-approved by the Audit Committee. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the independence of the independent registered public accounting firm.
Pre-Approval of Services
During 2025 and 2024, the Audit Committee of the Board pre-approved the audit and non-audit services to be performed by Exelixis’ independent registered public accounting firm, Ernst & Young LLP. Non-audit services are defined as services other than those provided in connection with an audit or a review of our financial statements. The
Audit Committee pre-approves all audit and non-audit services rendered by Ernst & Young LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and all other services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The Audit Committee or its Chair, whom the Audit Committee has designated as a one-person subcommittee with pre-approval authority, pre-approved all audit fees, audit-related fees, tax fees and other fees in 2025 and 2024. Any pre-approvals by the subcommittee must be and were presented to the Audit Committee at its next scheduled meeting.

2026 Proxy Statement	37

Table of Contents	Report of the Audit Committee
REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange
Commission and is not deemed to be incorporated by reference in any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
In connection with the audited consolidated financial statements for the fiscal year ended January 2, 2026, of Exelixis,
Inc., the Audit Committee of the Board of Directors of Exelixis has:
(1)reviewed and discussed the audited financial statements for the fiscal year ended January 2, 2026, with management of Exelixis;
(2)discussed with Ernst & Young LLP, Exelixis’ independent registered public accounting firm (Ernst & Young), the matters required to be discussed by the applicable requirements of the Public Company Accounting
Oversight Board (PCAOB) and the SEC; and
(3)received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young that accounting firm’s independence.
Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Exelixis’ Annual Report on Form 10-K for the fiscal year ended January 2, 2026.
Audit Committee:
Jack L. Wyszomierski, Chair
David E. Johnson
Stelios Papadopoulos
Julie A. Smith

38	Exelixis, Inc.

PROPOSAL 3
AMENDMENT AND RESTATEMENT OF THE EXELIXIS, INC. 2017 EQUITY
INCENTIVE PLAN
The Board approved an amendment and restatement of the Exelixis, Inc. 2017 Equity Incentive Plan (as amended and restated by the Board in April 2022, which we refer to herein as the 2017 Plan) in April 2026, subject to approval by our stockholders. For purposes of this Proposal 3, we refer to the 2017 Plan, as amended and restated by the Board in April
2026, as the “Amended 2017 Plan.” We are asking our stockholders to approve the Amended 2017 Plan at the Annual
Meeting.
The Amended 2017 Plan contains the following material changes from the 2017 Plan:
•Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2017 Plan has been increased by 2,000,000 shares under the
Amended 2017 Plan.
•The multiplier used in the “fungible share counting” structure further described below has been removed under the Amended 2017 Plan for each share issued pursuant to a full value award granted on or after May
26, 2026, and for each share that becomes available again for issuance under the terms of the Amended 2017
Plan on or after May 26, 2026, the share reserve will be increased by the same number of shares by which the share reserve was reduced at the time the applicable award was granted.
Why We Are Asking Our Stockholders to Approve the Amended 2017 Plan
We are seeking stockholder approval of the Amended 2017 Plan to increase the number of shares available for the grant of RSU awards, PSU awards and other awards of company equity to our employees and directors. By adding additional shares to our equity incentive program, we will be able to continue competing for key talent in our highly competitive industry.
We are also seeking stockholder approval of the Amended 2017 Plan to remove the multiplier in the fungible share counting ratio as further described below. This approach simplifies the share counting for our equity incentive program and decreases the program’s perceived dilution, enhances transparency by providing a clearer and more straightforward method for tracking share usage, and is more aligned with prevailing market standards and best practices, which are increasingly favoring simplicity and transparency in equity plan administration.
The Compensation Committee is closely involved in the determination of what type and value of equity compensation is necessary and appropriate to attract and incentivize the services of key employees and directors, and to provide long-term incentives that align the interests of our employees and directors with the interests of our stockholders.
Requested Share Increase
Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by our stockholders, we will have 2,000,000 new shares available for grant under the Amended 2017 Plan after the Annual Meeting.
The rate at which we utilize and exhaust the shares available in our equity incentive program is determined by many factors, including changes in our stock price and the rate of growth of our employee headcount. Given the number and variability of these factors, we are not presently able to forecast how long the new pool of shares will last, permitting us to attract and retain top talent. However, based on historical utilization and other factors, the Board determined that our request for 2,000,000 new shares under the Amended 2017 Plan is reasonable, aligns with shareholder interests, and is an appropriate amount that we believe would be broadly supported by our institutional investors.
Why You Should Vote to Approve the Amended 2017 Plan
Equity Awards Are an Important Part of Our Compensation Philosophy
The Board believes that our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating employees and directors. The Board believes that the grant of equity awards is a

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key element underlying our ability to attract, retain and motivate employees and directors, and better aligns the interests of our employees and directors with those of our stockholders. The Amended 2017 Plan will allow us to continue to provide equity-based incentives to our employees and directors. Therefore, the Board believes that the
Amended 2017 Plan is in the best interests of Exelixis and our stockholders and recommends a vote in favor of this
Proposal 3.
We Have Experienced and Expect to Continue to Experience Substantial Growth in Our Business
We believe 2026 will be a milestone-rich year for Exelixis. In addition to the continued growth of the cabozantinib franchise and ongoing regulatory engagement for zanzalintinib, we anticipate key clinical readouts and planned trial initiations in support of zanzalintinib’s pivotal development, and progress across our early-stage pipeline. Further, we have achieved nine consecutive years of operating profitability and have returned over $954 million to stockholders through share repurchase programs in 2025. We have also announced an additional $750 million share repurchase program to continue returning capital to our stockholders through December 31, 2026. As of January 2, 2026, we had
1,077 employees and 1,144 employees as of the Record Date (in each case, including full-time and part-time employees).
The Board believes that the Amended 2017 Plan is necessary to ensure that the number of shares available for issuance pursuant to equity awards will be sufficient to allow us to continue to attract, retain and motivate the services of talented individuals essential to our long-term growth and financial success. The Board strongly believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, including our executives, and our directors, and is a substantial contributing factor to our success and the growth of our business. We have relied significantly on equity awards in the form of RSU awards, PSU awards and stock options to attract, retain and motivate key employees, and non-employee directors of the Board, and we believe that equity awards are necessary for us to remain competitive in the marketplace for executive talent and other employees.
We Manage Our Equity Award Use Carefully and Dilution Is Reasonable
We believe that equity awards such as RSU awards, PSU awards and stock options are a vital part of our overall compensation program, and we grant awards to substantially all of our employees. However, we recognize that this compensation philosophy dilutes existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to monitoring our equity compensation share reserve carefully, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, retain and motivate our employees and directors.
The Size of Our Share Reserve Increase Request Is Reasonable
Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by our stockholders, we will have 2,000,000 new shares available for grant under the Amended 2017 Plan after the Annual Meeting (for a total of approximately 14,542,208 shares available for grant under the Amended 2017 Plan after the Annual Meeting (based on the number of shares available for grant under the 2017 Plan as of the Record Date) (plus the Prior Plans’ Returning
Shares (as defined below), as such shares become available from time to time)).
The Board believes that our request for 2,000,000 new shares under the Amended 2017 Plan is necessary to provide an appropriate amount of equity awards for attracting, retaining, and motivating our employees and directors in accordance with our business plans, and is an amount that we believe a majority of our institutional investors would support.

40	Exelixis, Inc.

The Amended 2017 Plan Combines Compensation and Governance Best Practices
The Amended 2017 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:
•No liberal share counting or recycling. The following shares will not become available again for issuance under the Amended 2017 Plan: (i) shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award; (ii) shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with stock options or stock appreciation rights; (iii) shares repurchased by us on the open market with the proceeds of the exercise price of a stock option or stock appreciation right; and (iv) the gross number of shares subject to a stock appreciation right in the event that such stock appreciation right is settled in shares.
•Fungible share counting. The Amended 2017 Plan simplifies the fungible share counting structure by eliminating the multiplier contained in the 2017 Plan for awards granted on or after May 26, 2026. Under the
Amended 2017 Plan, beginning on May 26, 2026, all awards, whether an “appreciation award” (which is a stock option or a stock appreciation right with respect to which the exercise or strike price is at least 100% of the fair market value of our common stock on the date of grant) or “full value award” (which is a stock award that is not an appreciation award), will reduce the share reserve on a one-for-one basis. In addition, for each share that becomes available again for issuance under the terms of the Amended 2017 Plan on or after May
26, 2026, the share reserve will be increased by the same number of shares by which the share reserve was reduced at the time the applicable award was granted.
•Minimum vesting requirements. The Amended 2017 Plan provides that no award may vest until at least 12 months following the date of grant of the award; provided, however, that shares up to five percent (5%) of the aggregate number of shares that may be issued under the Amended 2017 Plan may be issued pursuant to awards which do not meet such vesting requirements.
•Maximum seven (7)-year term for stock options and stock appreciation rights. The Amended 2017 Plan provides that no stock option or stock appreciation right may have a term longer than seven (7) years.
•Restrictions on dividends. The Amended 2017 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
•Awards subject to forfeiture/clawback. Awards granted under the Amended 2017 Plan will be subject to recoupment in accordance with (i) the Clawback Policy and (ii) any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer
Protection Act or other applicable law. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause. For additional information on the Clawback
Policy, please see “Compensation Discussion and Analysis—Other Compensation Information—Clawback
Policy.”
•Repricing not allowed. The Amended 2017 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the Amended 2017 Plan without prior stockholder approval.
•No liberal change in control definition. The change in control definition in the Amended 2017 Plan is not a
“liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2017 Plan to be triggered.
•Limit on non-employee director compensation. The maximum number of shares subject to stock awards granted during any calendar year to any of our non-employee directors, taken together with any cash fees paid by Exelixis to such non-employee director during such calendar year, may not exceed $750,000 in total

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value, or $1,500,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).
Overhang
The following table provides certain additional information regarding our equity incentive program.

As of Record Date
Total number of shares of common stock subject to outstanding stock options	1,532,809
Weighted-average exercise price of outstanding stock options	$21.52
Weighted-average remaining term of outstanding stock options	2.18 years
Total number of shares of common stock subject to outstanding full value awards	16,123,820
Total number of shares of common stock available for grant under the 2017 Plan (1)	12,542,208
Total number of shares of common stock outstanding	254,008,174
Per-share closing price of common stock as reported on Nasdaq Global Select Market	$42.89
(1)As of the Record Date, there were no shares of common stock available for grant under any of our equity incentive plans other than the 2017 Plan, as described in this table.
Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2025, 2024 and 2023.

	Fiscal Year
	2025	2024	2023
Total number of shares of common stock subject to appreciation awards granted	21,000	124,000	357,000
Total number of shares of common stock subject to full value awards granted	11,751,000	6,166,000	5,028,000
Weighted-average number of shares of common stock outstanding	271,567,000	290,030,000	318,151,000
Unadjusted Burn Rate (1)	4.33%	2.17%	1.69%
(1)Unadjusted Burn Rate is calculated as: (shares subject to appreciation awards granted + shares subject to full value awards granted)/weighted average common stock outstanding.
Stockholder Approval
If this Proposal 3 is approved by our stockholders, the Amended 2017 Plan will become effective as of the date of the
Annual Meeting. In the event that our stockholders do not approve this Proposal 3, the Amended 2017 Plan will not become effective and the 2017 Plan will continue to be effective in accordance with its terms.
Description of the Amended 2017 Plan
The material features of the Amended 2017 Plan are described below. The following description of the Amended 2017
Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2017 Plan.
Stockholders are urged to read the actual text of the Amended 2017 Plan in its entirety.
Purpose
The Amended 2017 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of Exelixis and our affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

42	Exelixis, Inc.

Successor to 2014 Plan
The Amended 2017 Plan is intended to be the successor to the Exelixis, Inc. 2014 Equity Incentive Plan (2014 Plan).
Types of Awards
The terms of the Amended 2017 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, RSU awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2017 Plan (Share Reserve) will not exceed the sum of (i) 453,064 shares (the number of unallocated shares that were available for grant under the 2014 Plan as of the effective date of the 2017
Plan), (ii) 24,000,000 additional shares that were reserved as of the effective date of the 2017 Plan, (iii) 21,000,000 additional shares that were approved at the 2020 Annual Meeting, (iv) 28,500,000 additional shares that were approved at the 2022 Annual Meeting, and (v) 2,000,000 newly requested shares, plus the Prior Plans’ Returning
Shares, as such shares become available from time to time.
The “Prior Plans’ Returning Shares” are shares subject to outstanding stock awards granted under any of the following plans (which we refer to as the Prior Plans for purposes of this Proposal 3): the 2014 Plan, the Exelixis, Inc. 2000 Equity
Incentive Plan, the Exelixis, Inc. 2000 Non-Employee Directors’ Stock Option Plan, the Exelixis, Inc. 2011 Equity
Incentive Plan, and the Exelixis, Inc. 2016 Inducement Award Plan, in each case that, from and after the effective date of the 2017 Plan, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding appreciation awards granted under the Prior Plans, are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award.
The number of shares of our common stock available for issuance under the Amended 2017 Plan will be reduced by (i)
one (1) share for each share of common stock issued pursuant to an appreciation award granted under the Amended
2017 Plan, (ii) one and half (1.5) shares for each share of common stock issued pursuant to a full value award granted under the Amended 2017 Plan prior to May 25, 2022, (iii) two (2) shares for each share of common stock issued pursuant to a full value award granted under the Amended 2017 Plan on or after May 25, 2022 and before May 26,
2026, and (iv) one (1) share for each share of common stock issued pursuant to a full value award granted under the
Amended 2017 Plan on or after May 26, 2026.
If (i) any shares of common stock subject to a stock award granted under the Amended 2017 Plan are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of common stock issued pursuant to a stock award granted under the
Amended 2017 Plan are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a full value award granted under the Amended
2017 Plan, any shares of common stock are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with the award, then such shares (which we refer to as the Amended 2017 Plan Returning
Shares for purposes of this Proposal 3) will again become available for issuance under the Amended 2017 Plan. For each Amended 2017 Plan Returning Share or Prior Plans’ Returning Share subject to a full value award, the number of shares of common stock available for issuance under the Amended 2017 Plan will increase by (i) one and half (1.5)
shares for each such Amended 2017 Plan Returning Share or Prior Plans’ Returning Share that returns to the Amended
2017 Plan prior to May 25, 2022, (ii) two (2) shares for each such Amended 2017 Plan Returning Share or Prior Plans’
Returning Share that returns to the Amended 2017 Plan on or after May 25, 2022 and before May 26, 2026, and (iii) for each such Amended 2017 Plan Returning Share or Prior Plans’ Returning Share that returns to the Amended 2017 Plan on or after May 26, 2026, the same number of shares by which the Share Reserve was reduced at the time the applicable award was originally granted.
Any shares of common stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award granted under the Amended 2017 Plan or a Prior Plan will no longer be available for issuance under the
Amended 2017 Plan, including any shares subject to a stock award that are not delivered to a participant because the

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stock award is exercised through a reduction of shares subject to the stock award. Any shares reacquired or withheld
(or not issued) by us to satisfy a tax withholding obligation in connection with an appreciation award granted under the
Amended 2017 Plan or a Prior Plan, or any shares repurchased by us on the open market with the proceeds of the exercise price of an appreciation award granted under the Amended 2017 Plan or a Prior Plan will no longer be available for issuance under the Amended 2017 Plan. In the event that a stock appreciation right granted under the
Amended 2017 Plan or a Prior Plan is settled in shares of common stock, the gross number of shares subject to such stock appreciation right will no longer be available for issuance under the Amended 2017 Plan.
Eligibility
All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the
Amended 2017 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2017 Plan only to our (including our affiliates’) employees.
As of the Record Date, we (including our affiliates) had 1,144 employees (including full-time and part-time employees)
and 10 non-employee directors. Historically, we have rarely granted equity awards to consultants, and we expect to continue this practice.
Individual Award Limits
Under the Amended 2017 Plan, subject to adjustment for certain changes in our capitalization, no participant will be eligible to be granted during any calendar year more than: (i) a maximum of 5,000,000 shares of our common stock subject to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of our common stock on the date of grant; (ii) a maximum of 5,000,000 shares of our common stock subject to performance stock awards; and (iii) a maximum of $10,000,000 subject to performance cash awards.
Non-Employee Director Compensation Limit
The maximum number of shares of our common stock subject to stock awards granted during any calendar year to any of our non-employee directors, taken together with any cash fees paid by Exelixis to such non-employee director during such calendar year, will not exceed $750,000 in total value, or $1,500,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).
Administration
The Amended 2017 Plan will be administered by the Board, which may in turn delegate authority to administer the
Amended 2017 Plan to a committee. The Board has delegated concurrent authority to administer the Amended 2017
Plan to the Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to the
Compensation Committee. The Board and the Compensation Committee are each considered to be a “Plan
Administrator” for purposes of this Proposal 3. Subject to the terms of the Amended 2017 Plan (including certain minimum vesting requirements (see “Minimum Vesting Requirements” below)), the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2017 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards to the extent permitted under the Amended 2017 Plan. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2017 Plan.
The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

44	Exelixis, Inc.

Repricing; Cancellation and Re-Grant of Awards
Under the Amended 2017 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
Minimum Vesting Requirements
Under the Amended 2017 Plan, no award may vest until at least 12 months following the date of grant of the award;
provided, however, that shares up to 5% of the Share Reserve may be issued pursuant to awards which do not meet such vesting requirements.
Dividends and Dividend Equivalents
The Amended 2017 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award, as determined by the Board and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Section 162(m) Transition Relief for Performance-Based Compensation
Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” (as defined under Section 162(m) of the Code) that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Certain provisions in the Amended 2017 Plan refer to the “performance-based compensation” exception to the $1 million deductibility limit under Section 162(m) of the Code. Pursuant to the Tax
Cuts and Jobs Act, this exception was repealed with respect to taxable years beginning after December 31, 2017.
However, an award may still be eligible for this exception if, among other requirements, it is intended to qualify, and is eligible to qualify, as “performance-based compensation” under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act for remuneration provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not modified in any material respect on or after such date. For purposes of this Proposal 3, the term “Section 162(m) Transition Relief” refers to such transition relief. Accordingly, the provisions in the Amended 2017 Plan which refer to the “performance-based compensation” exception under Section
162(m) of the Code will only apply to any award that is intended to qualify, and is eligible to qualify, as “performance-
based compensation” under Section 162(m) of the Code pursuant to the Section 162(m) Transition Relief and, therefore, such provisions are not applicable to any other awards granted under the Amended 2017 Plan. However, even if an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, no assurance can be given that the award will in fact qualify for the Section 162(m) Transition Relief or the “performance-
based compensation” exception under Section 162(m) of the Code.
Stock Options
Stock options may be granted under the Amended 2017 Plan pursuant to stock option agreements. The Amended 2017
Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.
The exercise price of a stock option granted under the Amended 2017 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
The term of stock options granted under the Amended 2017 Plan may not exceed seven (7) years and, in some cases
(see “Limitations on Incentive Stock Options” below), may not exceed five (5) years. Except as otherwise provided in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s service

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relationship with us or any of our affiliates (referred to in this Proposal 3 as continuous service) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three (3) months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2017 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2017 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.
Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), stock options granted under the Amended 2017 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan
Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2017 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2017
Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2017 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Notwithstanding the foregoing, no stock option may be transferred to any financial institution without prior stockholder approval.
Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as
ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
•the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the
ISO on the date of grant; and
•the term of the ISO must not exceed five (5) years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2017 Plan is 50,000,000 shares.

46	Exelixis, Inc.

Stock Appreciation Rights
Stock appreciation rights may be granted under the Amended 2017 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), the Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. The term of stock appreciation rights granted under the Amended
2017 Plan may not exceed seven (7) years. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2017 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the Amended 2017 Plan pursuant to restricted stock award agreements.
A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements”
above), shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior stockholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
RSU Awards
RSU awards may be granted under the Amended 2017 Plan pursuant to RSU award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. An RSU award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the RSU award agreement. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), RSU awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s RSU award agreement, RSUs that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Awards
The Amended 2017 Plan allows us to grant performance stock and cash awards.
A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), the length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Plan
Administrator also may make any such determinations to the extent that the award is not intended to qualify as performance-based compensation under Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.
A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements”

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above), the length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the
Compensation Committee, except that the Plan Administrator also may make any such determinations to the extent that the award is not intended to qualify as performance-based compensation under Section 162(m) of the Code. The
Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.
Performance goals under the Amended 2017 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8)
margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenues or product revenues; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18)
economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; and (33) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the
Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the Amended 2017 Plan, unless specified otherwise by the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the
Plan Administrator) (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the Plan Administrator) will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4)
to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles. In addition, the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the Plan
Administrator) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.
Other Stock Awards
Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Amended 2017 Plan. Subject to the terms of the
Amended 2017 Plan (including certain minimum vesting requirements (see “Minimum Vesting Requirements” above)), the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.
Clawback Policy
Awards granted under the Amended 2017 Plan will be subject to recoupment in accordance with (i) the Clawback Policy and (ii) any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street
Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause. For additional information on the Clawback Policy, please see

48	Exelixis, Inc.

“Compensation Discussion and Analysis—Other Compensation Information—Clawback Policy.”
Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2017 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any participant pursuant to the individual award limits under the Amended 2017 Plan; and (iv) the class(es)
and number of securities and price per share of stock subject to outstanding stock awards.
Corporate Transaction and Change in Control
The following applies to stock awards under the Amended 2017 Plan in the event of a corporate transaction (as defined in the Amended 2017 Plan) or a change in control (as defined in the Amended 2017 Plan) (each of which we refer to as a Transaction for purposes of this Proposal 3), unless otherwise provided in a participant’s stock award agreement or other written arrangement with us or one of our affiliates or in any director compensation policy.
In the event of a Transaction, any stock awards outstanding under the Amended 2017 Plan may be assumed, continued
or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company).
If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the Transaction (Current Participants), the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (and with respect to any such stock awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the effective time of the Transaction (contingent upon the effectiveness of the
Transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the
Transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse
(contingent upon the effectiveness of the Transaction), and (ii) any such stock awards that are held by persons other than Current Participants will terminate if not exercised (if applicable) prior to the effective time of the Transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the Transaction.
In the event a stock award will terminate if not exercised prior to the effective time of a Transaction, the Plan
Administrator may provide that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon exercise of such stock award immediately prior to the effective time of the Transaction over (ii) any exercise price payable in connection with such exercise.
For purposes of the Amended 2017 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale, lease or other disposition of all or substantially all of our assets; (ii) an acquisition by a person, entity or group of the beneficial ownership of our securities representing at least 50% of the combined voting power entitled to vote in the election of our directors; (iii) a merger, consolidation or similar transaction in which we are not the surviving corporation; or (iv) a reverse merger, consolidation or similar transaction in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.
For purposes of the Amended 2017 Plan, a change in control generally will be deemed to occur in the event of the consummation of: (i) a sale, lease or other disposition of all or substantially all of our assets; (ii) an acquisition by a person, entity or group of the beneficial ownership of our securities representing at least 50% of the combined voting power entitled to vote in the election of our directors other than by virtue of a merger, consolidation or similar transaction; (iii) a merger, consolidation or similar transaction in which we are not the surviving corporation; or (iv) a reverse merger, consolidation or similar transaction in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.
Control Acquisition
The following applies to stock awards under the Amended 2017 Plan in the event of a control acquisition (as defined in

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the Amended 2017 Plan), unless otherwise provided in a participant’s stock award agreement or other written arrangement with us or one of our affiliates or in any director compensation policy.
In the event of a control acquisition that was not approved by the Plan Administrator prior to the consummation of such transaction, the vesting (and exercisability, if applicable) of any stock awards that are held by Current Participants will be accelerated in full (and with respect to any such stock awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the effective time of the control acquisition (contingent upon the effectiveness of the control acquisition), and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the control acquisition).
For purposes of the Amended 2017 Plan, a control acquisition generally will be deemed to occur in the event of the consummation of an acquisition by a person, entity or group of the beneficial ownership of our securities representing at least 50% of the combined voting power entitled to vote in the election of our directors.
Change in Control
The following applies to stock awards under the Amended 2017 Plan in the event of a change in control (as defined in the Amended 2017 Plan), unless otherwise provided in a participant’s stock award agreement or other written arrangement with us or one of our affiliates or in any director compensation policy.
If a change in control occurs and within one (1) month before, as of, or within 13 months after, the effective time of such change in control, a participant’s continuous service terminates due to an involuntary termination (not including death or disability) without cause (as defined in the Amended 2017 Plan) or due to a voluntary termination with good reason (as defined in the Amended 2017 Plan), then the vesting (and exercisability, if applicable) of such participant’s stock awards will be accelerated in accordance with the vesting schedule applicable to such stock awards as if (i) with respect to any such stock awards that are subject to vesting conditions or requirements based solely on such participant’s continuous service, such participant’s continuous service had continued for 12 months following the date of termination, and (ii) with respect to any such stock awards that are subject to performance-based vesting conditions or requirements, vesting has been satisfied at the target level of performance. Any such acceleration will occur on the date of termination, or if later, the effective date of the change in control.
Plan Amendments and Termination
The Plan Administrator will have the authority to amend or terminate the Amended 2017 Plan at any time. However, except as otherwise provided in the Amended 2017 Plan or an award agreement, no amendment or termination of the
Amended 2017 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2017 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Amended 2017 Plan after the tenth anniversary of the date the Amended 2017 Plan was adopted by our Board.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2017 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2017 Plan. The Amended 2017 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee
Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section
162(m) of the Code and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to

50	Exelixis, Inc.

the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The Amended 2017 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two (2) years from the date the stock option was granted and more than one (1) year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one (1) year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a

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restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
RSU Awards
Generally, the recipient of an RSU award structured to comply with the requirements of Section 409A of the Code or an exemption from Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption from the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from an
RSU award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m) of the Code
Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” (as defined under Section 162(m) of the Code) that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Prior to the enactment of the Tax Cuts and Jobs Act, compensation that qualified as
“performance-based compensation” under Section 162(m) of the Code was not subject to this deduction limitation.
Pursuant to the Tax Cuts and Jobs Act, this exception for “performance-based compensation” under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for remuneration provided pursuant to a written binding contract which was in effect on November 2,
2017 and which was not modified in any material respect on or after such date. As a result, compensation paid to any of our “covered employees” in excess of $1 million per taxable year generally will not be deductible unless, among other requirements, it is intended to qualify, and is eligible to qualify, as “performance-based compensation” under
Section 162(m) of the Code pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any award granted under the Amended 2017
Plan will be eligible for such transition relief and, therefore, eligible for the “performance-based compensation”
exception under Section 162(m) of the Code.

52	Exelixis, Inc.

New Plan Benefits under Amended 2017 Plan
Amended 2017 Plan

Name and Position	Dollar Value	Number of Shares
Michael M. Morrissey, Ph.D.	(1)	(1)
President and Chief Executive Officer
Christopher J. Senner	(1)	(1)
Executive Vice President and Chief Financial Officer
Dana Aftab, Ph.D.	(1)	(1)
Executive Vice President, Research and Development
Patrick J. Haley	(1)	(1)
Executive Vice President, Commercial
Brenda J. Hefti, J.D., Ph.D.	(1)	(1)
Senior Vice President and General Counsel
All current executive officers as a group
All current directors who are not executive officers as a group	$4,000,000 per calendar year	(2)
All employees, including all current officers who are not executive officers, as a group	(1)	(1)
(1)Awards granted under the Amended 2017 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2017 Plan, and the Board and the Compensation
Committee have not granted any awards under the Amended 2017 Plan subject to stockholder approval of this Proposal 3.
Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2017 Plan are not determinable.
(2)Awards granted under the Amended 2017 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2017 Plan. However, pursuant to our equity compensation policy for non-
employee directors, each of our current non-employee directors automatically will be granted annual awards in the form of a stock option and RSU award (or in the form of a stock option or RSU award only, if elected by such individual) on the day following each of our annual meetings of stockholders, provided that such individual is a non-employee director on such date.
The total dollar value of each non-employee director’s annual awards will be $400,000. The number of shares of our common stock subject to each such award will be based on the valuation methodology established by the Board, which is in part based on the average of the daily closing sale prices of our common stock during the 30-calendar day period prior to the grant date and, therefore, is not determinable at this time. On and after the date of the Annual Meeting, any such awards will be granted under the Amended 2017 Plan if this Proposal 3 is approved by our stockholders. For additional information regarding our equity compensation policy for non-employee directors, see the “Compensation of Directors” section above.

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Additional Plan Information of the 2017 Plan
The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock subject to outstanding awards that have been granted under the 2017 Plan since its approval by our stockholders in 2017 through the Record Date.

Name and Position	Outstanding Options	Outstanding Stock Awards (1)
Michael M. Morrissey, Ph.D.	—	2,201,568
President and Chief Executive Officer
Christopher J. Senner	—	673,495
Executive Vice President and Chief Financial Officer
Dana Aftab, Ph.D.	—	630,638
Executive Vice President, Research and Development
Patrick J. Haley	—	573,894
Executive Vice President, Commercial
Brenda J. Hefti, J.D., Ph.D.	—	171,240
Senior Vice President and General Counsel
All current executive officers as a group	—	4,250,835
All current directors who are not executive officers as a group	273,643	130,996
Each nominee for election as a director	—	—
Mary C. Beckerle, Ph.D.	16,710	17,524
S. Gail Eckhardt, M.D.	23,136	17,524
Maria C. Freire, Ph.D.	52,688	9,812
Tomas J. Heyman	36,353	18,900
Michael M. Morrissey, Ph.D.	—	2,201,568
David E. Johnson	100,584	9,088
Robert L. Oliver, Jr.	12,118	18,900
Stelios Papadopoulos, Ph.D.	—	9,812
George Poste, DVM, Ph.D., FRS	—	9,812
Julie Anne Smith	—	9,812
Jack L. Wyszomierski	32,054	9,812
Each associate of any executive officers, current directors or director nominees	—	—
Each other person who received or is to receive 5% of awards	—	—
All employees, including all current officers who are not executive officers, as a group	650,702	11,610,993
(1)Amounts shown in this column represent the number of shares of our common stock subject to outstanding awards at target level, to the extent that achievement of the applicable performance criteria has not been certified.

54	Exelixis, Inc.

Equity Compensation Plan Information
The following table provides certain information about our common stock that may be issued upon the exercise of stock options and other rights under all of our existing equity compensation plans as of January 2, 2026, which consists of our 2000 Employee Stock Purchase Plan (as amended and restated, the ESPP), and the 2017 Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders (1)	19,604	$2.63	(2)	22,406
(1)Equity plans approved by our stockholders include the 2017 Plan and the ESPP. As of January 2, 2026, a total of 6.6 million shares of our common stock remained available for issuance under the ESPP, and up to a maximum of 0.7 million shares of our common stock may be purchased in the current purchase period. The shares issuable pursuant to our ESPP are not included in the number of shares to be issued pursuant to rights outstanding or the weighted-average exercise price of such rights as of
January 2, 2026, as those numbers are not known.
(2)The weighted-average exercise price takes into account the shares subject to outstanding restricted stock units (RSUs), including such awards with market conditions, which have no exercise price. The weighted-average exercise price, excluding such outstanding RSUs, is $21.31.
Required Vote and Board of Directors Recommendation
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Amended 2017 Plan. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes will have no effect and will not be counted towards the vote total.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

2026 Proxy Statement	55

Table of Contents	Proposal 4 | Advisory Vote on the Compensation of the Named Executive Officers
PROPOSAL 4
ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory basis, the compensation, as disclosed in this Proxy Statement, of our Chief Executive Officer, Chief Financial Officer and the
other executive officers appearing in the table titled “Summary Compensation Table” later in this Proxy Statement, to whom we refer as our “Named Executive Officers” (NEOs and each, an NEO). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, design, policies and practices described in this Proxy Statement.
The Board encourages our stockholders to review the compensation tables and read the disclosures set forth in the
“Compensation Discussion and Analysis” section of this Proxy Statement that describe our executive compensation program and the compensation of our NEOs for fiscal 2025. For the reasons described in this Proxy Statement, the
Board believes that our executive compensation program strongly aligns with the interests of our stockholders, effectively ties executive compensation with our performance and results in the attraction and retention of highly talented executives.
Accordingly, the Board recommends that our stockholders vote FOR the following resolution:
“RESOLVED, that the compensation paid to the NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Required Vote and Board of Directors Recommendation
Advisory approval of Proposal 4 requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as votes against this proposal. Broker non-votes, if any, will have no effect.
Our stockholders have expressed a preference, and our Board has determined, to hold an advisory vote on executive compensation annually. We are presenting this Proposal 4 as required by Section 14A of the Exchange Act. Our Board believes that approval of Proposal 4 is in our best interests and the best interests of our stockholders for the reasons stated above. Because the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are very important to the Board and the management team and, accordingly, the Compensation Committee and the Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation Committee and the Board as they continue to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders. Unless our Board changes the frequency of future advisory votes on executive compensation, the next advisory vote on executive compensation will be held at the 2027 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

56	Exelixis, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of February 27,
2026, except as otherwise indicated below, by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of Exelixis as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficially Owned (1)
Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Total
Named Executive Officers and Directors
Michael M. Morrissey, Ph.D. (2)	2,262,962	*
Christopher J. Senner (3)	551,125	*
Dana T. Aftab, Ph.D. (4)	207,898	*
Patrick J. Haley	—	*
Brenda J. Hefti, J.D., Ph.D.(5)	6,083	*
Jeffrey J. Hessekiel, J.D. (6)	193,156	*
Amy C. Peterson, M.D. (7)	—	*
Mary C. Beckerle, Ph.D. (8)	20,566	*
S. Gail Eckhardt, M.D. (9)	23,136	*
Maria C. Freire, Ph.D. (10)	143,695	*
Tomas J. Heyman (11)	59,735	*
David E. Johnson (12)	1,662,934	*
Robert L. Oliver, Jr. (13)	14,338	*
Stelios Papadopoulos, Ph.D.	1,179,416	*
George Poste, DVM, Ph.D., FRS	169,020	*
Julie A. Smith	10,778	*
Jack L. Wyszomierski (14)	302,184	*
All current directors and executive officers as a group (15)	6,807,026	2.6%
5% Stockholders
BlackRock, Inc. (16) 50 Hudson Yards New York, New York 10001	28,499,470	11.1%
The Vanguard Group (17) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	31,671,090	12.3%
Farallon Capital Partners, L.P. (18) One Maritime Plaza, Suite 2100 San Francisco, California 94111	15,709,500	6.1%

2026 Proxy Statement	57

Table of Contents	Security Ownership of Certain Beneficial Owners and Management

	Beneficially Owned (1)
Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Total
Renaissance Technologies LLC (19) 800 Third Avenue New York, New York 10022	15,615,716	6.1%
AQR Capital Management Holdings, LLC (20) One Greenwich Plaza Suite 130 Greenwich, Connecticut 06830	13,658,388	5.3%
(1)This table is based upon information supplied by executive officers and directors and upon information gathered by us about principal stockholders known to us. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 257,645,317 shares outstanding on
February 27, 2026, adjusted as required by rules promulgated by the SEC. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days of
February 27, 2026, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days of February 27, 2026. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.
(2)Includes: 1,989,956 shares held by Michael M. Morrissey and Meghan D. Morrissey, Trustees of the Morrissey Family Living
Trust dated July 21, 1994, as amended; 255,278 shares held by a charitable foundation of which Dr. Morrissey’s wife is a trustee, pursuant to an account statement dated as of March 26, 2026; and 17,728 shares held by Dr. Morrissey under our
401(k) Plan, determined based upon information provided in plan statements.
(3)Includes 2,723 shares held by Mr. Senner under our 401(k) Plan, determined based upon information provided in plan statements.
(4)Includes 5,835 shares held by Dr. Aftab under our 401(k) Plan, determined based upon information provided in plan statements.
(5)Includes 5,527 shares held by Dr. Hefti under our 401(k) Plan, determined based upon information provided in plan statements.
(6)Mr. Hessekiel resigned from the company in November 2025. Reflects the number of shares held by Mr. Hessekiel as of January
2, 2026. Also, includes 999 shares held by Mr. Hessekiel under our 401(k) Plan, determined based upon information provided in plan statements.
(7)Dr. Peterson departed from the company in August 2025. Reflects the number of shares held by Dr. Peterson as of January 2,
2026.
(8)Includes 16,710 shares Dr. Beckerle has the right to acquire pursuant to options exercisable within 60 days of February 27,
2026, all of which would be subject to repurchase by us, if so exercised.
(9)Includes 23,136 shares Dr. Eckhardt has the right to acquire pursuant to options exercisable within 60 days of February 27,
2026, all of which would be subject to repurchase by us, if so exercised.
(10)Includes 52,688 shares Dr. Freire has the right to acquire pursuant to options exercisable within 60 days of February 27, 2026.
(11)Includes 36,353 shares Mr. Heyman has the right to acquire pursuant to options exercisable within 60 days of February 27,
2026, all of which would be subject to repurchase by us, if so exercised.
(12)Includes 100,584 shares Mr. Johnson has the right to acquire pursuant to options exercisable within 60 days of February 27,
2026, all of which would be subject to repurchase by us, if so exercised, and Mr. Johnson is deemed to hold such options for the benefit of the Caligan Fund and Accounts, and may, after the exercise of such options, if applicable, transfer the underlying shares directly to the Caligan Fund and Accounts. Also includes 1,553,262 shares held by Caligan Partners Master Fund LP
(Caligan Master Fund), a Cayman Islands limited partnership, and managed accounts (Caligan Accounts, together with the
Caligan Master Fund, the Caligan Fund and Accounts) to which Caligan Partners LP (Caligan) serves as investment manager. Mr.
Johnson is the Managing Partner of Caligan and a Managing Member of Caligan Partners GP LLC, the general partner of Caligan.
The above information is based solely on a Form 4, filed jointly by Mr. Johnson and Caligan with the SEC on November 26, 2025.
(13)Includes 12,118 shares Mr. Oliver has the right to acquire pursuant to options exercisable within 60 days of February 27, 2026, all of which would be subject to repurchase by us, if so exercised.
(14)Includes 32,054 shares Mr. Wyszomierski has the right to acquire pursuant to options exercisable within 60 days of February 27,
2026.
(15)Total number of shares includes 6,807,026 shares of common stock held by our current directors and executive officers as of
February 27, 2026, and entities affiliated with such directors and executive officers. Also includes 273,643 shares our current directors and executive officers have the right to acquire pursuant to options exercisable within 60 days of February 27, 2026,

58	Exelixis, Inc.

80,265 of which would be subject to repurchase by us if so exercised. Also includes 32,812 shares held by our current executive officers under our 401(k) Plan, determined based upon information provided in plan statements.
(16)BlackRock, Inc. (BlackRock) reported that it has sole voting power over 27,706,393 of such shares and sole dispositive power over 28,499,470 of such shares. BlackRock also reported that BlackRock Fund Advisors beneficially owns 5% or more of our outstanding common stock. The information is based solely on a Schedule 13G/A, filed with the SEC on April 28, 2025, which provides information only as of March 31, 2025, and, consequently, the beneficial ownership of BlackRock may have changed between March 31, 2025 and February 27, 2026.
(17)The Vanguard Group (Vanguard) reported that it has shared voting power over 126,364 of such shares, sole dispositive power over 31,219,906 of such shares, and shared dispositive power over 451,184 of such shares. The information is based solely on a
Schedule 13G/A, filed with the SEC on February 13, 2024, which provides information only as of December 29, 2023, and, consequently, the beneficial ownership of Vanguard may have changed between December 29, 2023 and February 27, 2026.
According to the most recent Schedule 13G/A filed by Vanguard with the SEC on March 26, 2026, Vanguard does not own any of our common stock as of March 13, 2026, following an internal realignment pursuant to which Vanguard’s beneficial ownership has been disaggregated.
(18)Includes shares held by Farallon Capital Partners, L.P. (FCP), Farallon Capital Institutional Partners, L.P. (FCIP), Farallon Capital
Institutional Partners II, L.P. (FCIP II), Farallon Capital Institutional Partners III, L.P. (FCIP III), Four Crossings Institutional Partners
V, L.P. (FCIP V), Farallon Capital Offshore Investors II, L.P. (FCOI II), Farallon Capital (AM) Investors, L.P. (FCAMI), Farallon Capital
F5 Master I, L.P.(F5MI), Farallon Healthcare Partners Master, L.P. (FHPM and, together with FCP, FCIP, FCIP II, FCIP III, FCIP V,
FCOI II, FCAMI, F5MI, the Farallon Funds), Farallon Partners, L.L.C. (the Farallon General Partner), which is the general partner of
FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI and the sole member of FCIP V General Partner (as defined below) and the FHPM
General Partner (as defined below), Farallon Institutional (GP) V, L.L.C. (the FCIP V General Partner), which is the general partner of FCIP V, Farallon F5 (GP), L.L.C. (the F5MI General Partner), which is the general partner of F5MI, Farallon Healthcare Partners
(GP), L.L.C. (the FHPM General Partner), which is the general partner of FHPM, and the following persons (Farallon Individual
Reporting Persons), each of whom is a managing member or senior managing member, as the case may be, of the Farallon
General Partner, and a manager or senior manager, as the case may be, of the FCIP V General Partner, the F5MI General Partner
and the FHPM General Partner, Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn, Richard B. Fried, Varun N. Gehani, Nicolas
Giauque, Avner Husen, David T. Kim, Michael G. Linn, Patrick Luo, Rajiv A. Patel, Thomas G. Roberts, Jr., Edric C. Saito, William
Seybold, Daniel S. Short, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly (the Farallon Funds, Farallon General
Partner, FCIP V General Partner, F5MI General Partner, FHPM General Partner and Farallon Individual Reporting Persons,
collectively, the Farallon Parties). The Farallon Parties reported that they have shared voting power over 15,709,500 shares of common stock and shared dispositive power over 15,709,500 shares of common stock. The above information is based solely on a Schedule 13D, as amended, filed by the Farallon Parties with the SEC on January 5, 2026, which provides information only as of January 1, 2026 and, consequently, the beneficial ownership of Farallon Parties may have changed between January 1,
2026, and February 27, 2026.
(19)Renaissance Technologies LLC (Renaissance) reported that it has sole voting power over 15,615,716 of such shares, sole dispositive power over 15,615,716 of such shares. The information is based solely on a Schedule 13G filed with the SEC on
February 13, 2024, which provides information only as of December 19, 2023, and, consequently, the beneficial ownership of
Renaissance may have changed between December 19, 2023 and February 27, 2026.
(20)Includes shares held by AQR Capital Management, LLC and AQR Capital Management Holdings, LLC (collectively known as the
AQR Parties). The AQR Parties reported that they have shared voting power over 13,658,388 of such shares and shared dispositive power over 13,658,388 of such shares. The information is based solely on a Schedule 13G filed with the SEC on
February 13, 2026, which provides information only as of December 31, 2025, and, consequently, the beneficial ownership of the AQR Parties may have changed between December 31, 2025 and February 27, 2026.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file reports with the SEC showing their holdings of, and transactions in, these securities. Based on a review of copies of such reports and written representations that no other reports are required, we believe that all reporting persons filed the required reports on a timely basis under Section 16(a) for 2025, except that one late Form 3 was filed for Dr. Hefti in connection with her promotion to Senior Vice President and General
Counsel, and due to an administrative error, Dr. Morrissey had one late Form 4 filing on March 2, 2026 with respect to a bona fide gift transaction to a charitable foundation.

2026 Proxy Statement	59

Table of Contents	Information about our Executive Officers
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following chart sets forth certain information regarding our executive officers as of April 15, 2026:

Name	Age	Position
Michael M. Morrissey, Ph.D. (1)	65	President and Chief Executive Officer
Christopher J. Senner	58	Executive Vice President and Chief Financial Officer
Dana T. Aftab, Ph.D.	63	Executive Vice President, Research and Development
Patrick J. Haley	50	Executive Vice President, Commercial
Brenda J. Hefti, J.D., Ph.D.	52	Senior Vice President and General Counsel
(1)    Please see “Director Nominees” in this Proxy Statement for Dr. Morrissey’s biography.

Christopher J. Senner Executive Vice President and Chief Financial Officer
Christopher J. Senner, has served as Executive Vice President and Chief Financial Officer (and in such capacity, as our principal financial officer and principal accounting officer, as defined under applicable securities laws) since July
2015. Prior to joining Exelixis, Mr. Senner served as Vice President, Corporate Finance for Gilead Sciences, Inc., a
biopharmaceutical company, from March 2010 to July 2015, where he was accountable for controllership, tax, treasury and corporate and operational financial planning. Mr. Senner previously spent eighteen years at Wyeth, a pharmaceutical company acquired by Pfizer Inc. in 2009, in a variety of financial roles with increasing responsibility, most notably as Chief Financial Officer of Wyeth’s U.S. pharmaceuticals business and the BioPharma Business Unit.
Since 2019, Mr. Senner has served as a member of the board of directors of Quince Therapeutics, Inc., a publicly held clinical-stage biopharmaceutical company. Mr. Senner holds a B.S. in Finance from Bentley College.

Dana T. Aftab, Ph.D. Executive Vice President, Research and Development
Dana T. Aftab, Ph.D., has served as the Executive Vice President, Research & Development at Exelixis since August
2025. Previously, he served as Executive Vice President, Discovery and Translational Research and Chief Scientific
Officer at Exelixis from December 2022 to August 2025, where he led research efforts to drive innovation and expand the company’s product candidate pipeline, and as Executive Vice President, Business Operations from
February 2016 to December 2022, during which time he oversaw the company’s corporate site development and campus operations, including the opening of new laboratory buildings at Exelixis’ Alameda campus. Dr. Aftab first joined Exelixis in 1998, starting in Exelixis’ Drug Discovery organization, where he led teams that drove the discovery and development of the company’s approved medicines, including cabozantinib. In 2007, he moved into the company’s clinical development organization, where he led the effort to streamline Exelixis’ processes for transitioning drug discovery programs into clinical development, serving as Senior Vice President, Translational
Research from 2009 to 2016. Prior to joining Exelixis, Dr. Aftab held senior scientist positions at several biotech start-ups. Dr. Aftab holds B.A. and Ph.D. degrees in pharmacology from the University of California, Santa Barbara and Yale University, respectively, and did his postdoctoral work at the University of California, Berkeley in the field of oncogene signaling.

60	Exelixis, Inc.

Patrick J. Haley Executive Vice President, Commercial
Patrick J. Haley, has served as the company’s Executive Vice President, Commercial since February 2020 and has held positions of progressive commercial leadership since September 2010, serving as Senior Vice President,
Commercial from December 2016 to February 2020, Vice President, Commercial from November 2014 to November
2016, Executive Director, Sales & Marketing from September 2013 to October 2014, Senior Director, Marketing
from March 2012 to August 2013, and as Director, Marketing from September 2010 to February 2012. Prior to joining Exelixis, from 2007 to 2010, he held positions of increasing responsibility at Genentech, Inc., on the Avastin marketing team, most recently Group Product Manager. Between 2003 and 2007, Mr. Haley served in various sales and marketing roles at Amgen. He served as an analyst at PWC Securities, Lehman Brothers and Accenture from
1998 to 2001. Since October 2024, Mr. Haley has served as a member of the board of directors of NetraMark
Holdings Inc., a publicly held generative AI software company focused on clinical trial analytics. Mr. Haley holds a
Masters of Business Administration from University of Michigan, Ross School of Business, and a Bachelor of Arts in
Art History and Medieval and Renaissance Studies from Duke University.

Brenda J. Hefti, J.D., Ph.D. Senior Vice President and General Counsel
Brenda J. Hefti, J.D., Ph.D., has served as Senior Vice President and General Counsel since November 2025. Dr. Hefti has held several positions of increasing responsibility at Exelixis since she joined the company in 2013, including serving as Senior Vice President, Intellectual Property and Licensing from 2019 to 2025. From 2010 to 2013, Dr.
Hefti served as Assistant Director, Industry Contracts at the University of California, San Francisco (UCSF), where she led negotiations for several strategic partnerships between UCSF and pharmaceutical companies, and worked on research and clinical transactions, patent strategy and licensing. From 2008 to 2010, Dr. Hefti was an Associate at
Wilson Sonsini Goodrich & Rosati, LLP, where she advised public and private medical device and biotechnology companies on corporate governance, mergers and acquisitions, public company reporting and private equity and debt financings. Dr. Hefti received her J.D. from the University of California School of Law and is admitted to practice in California and before the U.S. Patent and Trademark Office. She received her Ph.D. in Neuroscience from the University of Wisconsin, Madison, and holds B.A.s in Molecular and Cell Biology and English Literature from the
University of California, Berkeley.

2026 Proxy Statement	61

Table of Contents	Compensation of Executive Officers | Compensation Discussion and Analysis
COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) explains the strategy, design, and decision-making related to our compensation programs and practices for our following named executive officers (NEOs). This CD&A is intended to provide perspective on the information contained in the tables that follow this discussion.

Our 2025 NEOs	Title
Michael M. Morrissey, Ph.D.	President and Chief Executive Officer
Christopher J. Senner	Executive Vice President and Chief Financial Officer
Dana T. Aftab, Ph.D.	Executive Vice President, Research and Development
Patrick J. Haley	Executive Vice President, Commercial
Brenda J. Hefti, J.D., Ph.D. (1)	Senior Vice President and General Counsel
Jeffrey J. Hessekiel, J.D. (2)	Former Executive Vice President and General Counsel
Amy C. Peterson, M.D. (3)	Former Executive Vice President, Product Development and Medical Affairs and Chief Medical Officer
(1)Dr. Hefti was appointed as General Counsel in November 2025, when she became an executive officer of the company.
(2)Mr. Hessekiel left the company in November 2025.
(3)Dr. Peterson left the company in August 2025.
While the principal purpose of this CD&A is to discuss the compensation of our NEOs, many of the programs discussed apply to other members of senior management who, together with the NEOs, are collectively referred to as our executive officers. As the market for top talent in the biopharmaceutical industry is intensely competitive, the primary goals of our executive compensation program are to:
››Provide market-competitive compensation that attracts, motivates and retains executive officers who present the skills, expertise, and experience necessary to grow our business and sustain our mission;
››Balance shorter- and longer-term incentives and incorporate compensation elements that reward both service over time and performance;
››Align our executive officers’ compensation with the interests of our stockholders; and
››Reward our executive officers for success in achieving our corporate goals.
We believe that continuity in a core team of highly qualified employees, including our NEOs, is critical to the success of our business. Large pharmaceutical and biotechnology companies and strong local competitors have pursued our executives and other highly skilled employees, reflecting the strong market demand for their expertise. In this competitive environment, we evaluate the market for talent each year as part of our review of our executive compensation program’s effectiveness in attracting and retaining individuals with the experience needed to lead the varied aspects of our complex biopharmaceutical operations, including when determining NEO compensation.
Executive Summary
Our Business
We are an oncology company innovating next-generation medicines and regimens at the forefront of cancer care. We have produced four marketed pharmaceutical products, two of which are formulations of our flagship molecule, cabozantinib, and we are steadily advancing our product pipeline portfolio, including our lead clinical asset, zanzalintinib, currently under review by the U.S. Food and Drug Administration (FDA) for the treatment of certain forms of colorectal cancer (CRC) and also the focus of an extensive late‑stage clinical development program in other indications. We leverage our rational and disciplined investments, expertise and strategic partnerships to identify and pursue opportunities across the landscape of scientific modalities, including small molecules and biotherapeutics, such as antibody-drug conjugates (ADCs).

62	Exelixis, Inc.

Sales related to cabozantinib account for the majority of our revenues. Cabozantinib is an inhibitor of multiple tyrosine kinases, including MET, AXL, VEGF receptors and RET and has been approved by the FDA, and in 68 other countries as of January 2, 2026 for all or a combination of, the following: as CABOMETYX® (cabozantinib) tablets for advanced renal cell carcinoma (RCC) (both alone and in combination with Bristol-Myers Squibb Company’s nivolumab (OPDIVO®)), previously treated hepatocellular carcinoma (HCC), previously treated, radioactive iodine (RAI)-refractory differentiated thyroid cancer (DTC) and previously treated, unresectable, locally advanced or metastatic, well-differentiated pancreatic neuroendocrine tumors (pNET) and extra-pancreatic neuroendocrine tumors (epNET); and as COMETRIQ®
(cabozantinib) capsules for progressive, metastatic medullary thyroid cancer (MTC). For physicians treating these types of cancer, cabozantinib has become or is becoming an important medicine in their selection of effective therapies.
The other two products resulting from our discovery efforts are: COTELLIC® (cobimetinib), an inhibitor of MEK approved as part of multiple combination regimens to treat specific forms of advanced melanoma and marketed under a collaboration with Genentech, Inc. (a member of the Roche Group); and MINNEBRO® (esaxerenone), an oral, non-
steroidal, selective blocker of the mineralocorticoid receptor approved for the treatment of hypertension in Japan and licensed to Daiichi Sankyo Company, Limited.
2025 Strategy and Performance Highlights (1)

Driven by strong execution across our commercial and research and development (R&D) priorities, 2025 was a year of meaningful progress for Exelixis. We delivered significant revenue growth from the cabozantinib franchise, fueled by the sustained momentum in renal cell carcinoma and the FDA approval and launch of CABOMETYX for advanced NET. We also achieved an important R&D milestone with the first positive pivotal trial readout for zanzalintinib, while continuing to advance our pipeline of small molecules and biotherapeutics. To support our next phase of growth, we rapidly expanded our gastrointestinal (GI) sales organization to capture emerging cabozantinib opportunities and build a strong foundation for zanzalintinib as Exelixis’ next potential oncology franchise in 2026.

2025 Financial and Commercial Highlights
$2.32 billion Total Revenues, representing 7% growth year-over-year	9 Full years of operating profit	46% CABOMETYX continued to have leading market position among tyrosine kinase inhibitors, with a total prescriptions (TRx) market share of 46% at the end of 2025
Returned over $954.1 million to our stockholders through execution of share repurchase programs in 2025
Announced additional $750 million share repurchase program to continue returning capital to our stockholders through December 31, 2026

(1)  Revenues and any other financial measures included in our 2025 Strategy and Performance Highlights are calculated in accordance with U.S. Generally Accepted Accounting Principles.

2026 Proxy Statement	63

Table of Contents	Executive Summary | Compensation Discussion and Analysis

Key Business Performance Highlights Executing with Impact
2 New FDA Approved Indications
In March 2025, Exelixis received U.S. FDA Approval of CABOMETYX® (cabozantinib) for the treatment of adult and pediatric patients 12 years of age or older with previously treated, unresectable, locally advanced or metastatic, well-differentiated pNET and epNET
››  In July 2025, we announced that our partner Ipsen received European Commission approval for CABOMETYX for adult patients with unresectable or metastatic, well-differentiated
epNET and pNET, and also secured approvals in Brazil and Australia for previously treated advanced NET

1 Positive Top-Line Results
In June 2025, we announced positive top-line results from STELLAR-303, a phase 3 pivotal trial evaluating zanzalintinib in combination with atezolizumab versus regorafenib in patients with metastatic, refractory non-microsatellite instability-high or non-mismatch repair-deficient CRC, showing the trial met its overall survival primary endpoint in the intention-to-treat population, with the combination of zanzalintinib and atezolizumab delivering a consistent survival benefit across all prespecified subgroups

1 New Drug Application (NDA) Submission
In December 2025, we submitted an NDA for zanzalintinib (a novel oral inhibitor of kinases including the TAM kinases (TYRO3, AXL, MER), MET and VEGF receptors) in combination with atezolizumab for the treatment of previously treated metastatic colorectal cancer based on positive results from the STELLAR-303 phase 3 pivotal trial
››  UPDATE: In January 2026, we announced that the FDA had accepted our NDA and assigned a standard review, with a PDUFA target action date of December 3, 2026

7 Ongoing or planned pivotal trials evaluating zanzalintinib
Seven ongoing or planned pivotal studies of zanzalintinib:
››  STELLAR-303: the phase 3 pivotal trial will proceed to the planned final analysis for the dual primary endpoint of OS in patients without liver metastases
››  STELLAR-304: a phase 3 pivotal trial evaluating zanzalintinib in combination with nivolumab versus sunitinib in previously untreated patients with advanced nccRCC
››  STELLAR-311: a phase 2/3 pivotal trial evaluating zanzalintinib versus everolimus in patients with advanced NET, regardless of site of origin, who had received up to one prior line of therapy
››  STELLAR-316: a planned phase 3 pivotal trial, in collaboration with Natera, Inc. (Natera), which will evaluate zanzalintinib, with and without an ICI, in patients with resected stage II/
III CRC who, following completion of definitive therapy, have tested positive for molecular residual disease (MRD+) and have no radiographic evidence of disease. Natera will provide its Signatera™ assay to identify MRD+ patients for trial enrollment
››  STELLAR-201: a planned, single-arm phase 2 study that will evaluate zanzalintinib in patients with Grade I/II/III meningioma with relapse or progression following surgery and radiation, or who are not candidates for radiation/surgery
››  Two RCC Studies in Collaboration with Merck:
››  LITESPARK-033, a phase 3 pivotal trial evaluating zanzalintinib in combination with
WELIREG® (belzutifan) versus cabozantinib in first-line advanced RCC
››  One additional planned phase 3 pivotal trial, LITESPARK-034, evaluating the combination of zanzalintinib and belzutifan versus belzutifan in second-line or later advanced RCC following both PD-1/L1 and VEGFR-TKI therapies in sequence or in combination

64	Exelixis, Inc.

Key Business Performance Highlights Executing with Impact
2 Investigational New Drug (IND) filings and phase 1 study initiations: XB628 and XB371
››  XB628 is a first-in-class bispecific antibody that simultaneously targets PD-L1 and NKG2A, identified as key regulators of adaptive and innate immune cell activity, currently being evaluated in a phase 1 clinical trial
››  XB371 is a next-generation TF-targeting antibody-drug conjugate with a topoisomerase inhibitor payload, currently being evaluated in a phase 1 clinical trial

2 Development candidates (DCs) advancing towards IND submissions in 2026
During 2025, we advanced XB773, an innovative ADC targeting delta-like ligand 3, and a development candidate from our somatostatin receptor subtype 2 (SSTR2) agonist program toward potential IND filings in 2026

2025 Executive Compensation Program Highlights
In 2025, we advanced our strategy to build a multi-franchise oncology business, driving strong commercial performance from cabozantinib and delivering meaningful clinical, regulatory, and pipeline progress for zanzalintinib, while generating sustainable long-term value for our stockholders. The Compensation Committee believes that the 2025 compensation of all our employees, including our NEOs, is necessary and appropriate to recognize the achievement of critical milestones and to continue to motivate our teams in executing against our key priorities and anticipated milestones in 2026 and beyond. In consideration of the company’s performance as summarized above, the Board,
Compensation Committee and, as applicable, Equity Award Committee, took the following key actions with respect to
2025 compensation for our NEOs:

Key Compensation Actions	Description
Approved Salary Increases for NEOs
In February 2025, the Compensation Committee increased base salaries for our NEOs (other than Dr. Hefti) by between 4% and 7.3% over 2024 salaries, reflecting individual performance, time in role and a market review. In January 2025, the Compensation Committee approved a merit pool for roles at the level of Senior Vice President and below, with individual awards subject to performance, pursuant to which Dr. Hefti’s base salary was increased by 5% over her 2024 salary. In November
2025, Dr. Hefti received a promotion-related increase over her 2024 salary of 22% following her appointment to General Counsel.

2026 Proxy Statement	65

Table of Contents	Executive Summary | Compensation Discussion and Analysis

Key Compensation Actions	Description
Approved Annual Cash Bonuses That Are Aligned with Company Performance
In February 2026, the Compensation Committee approved annual cash bonus payments for our NEOs (other than Dr. Hefti) in amounts between 105% and 114% of each such NEO’s 2025 target cash bonus amount, reflecting the Compensation Committee’s assessment of the company’s 105% achievement of our pre-determined 2025 corporate goals and each executive’s individual contributions. Dr. Morrissey’s annual cash bonus was determined solely based on corporate
performance.
Separately, in January 2026, the Compensation Committee approved the aggregate annual cash bonus pool for employees in roles of Senior
Vice President and below at 105% of target, based on its assessment of
2025 corporate performance. Dr. Hefti’s annual cash bonus, as a Senior
Vice President, was based solely on her individual performance and was paid from this aggregate bonus pool.

Granted Performance-Based and Time-Based Awards under Our Long- Term Incentive Program (LTIP)
In February 2025, the Compensation Committee approved equity awards for each NEO (other than Dr. Hefti) comprising approximately
50% time-based restricted stock awards (RSUs) and 50% performance-
based RSU awards (PSUs). In February 2025, the Equity Award
Committee, under the authority delegated by the Compensation
Committee, approved equity awards for Dr. Hefti, comprising
approximately 50% PSU awards and 50% RSU awards. The
Compensation Committee believes this allocation between PSUs and
RSUs provides an effective balance between retention and
performance, risk and leverage, as well as alignment with the interests of stockholders and creating long-term value.

Granted One-Time PSU Awards under Our Special Equity Award Program
In March 2025, following the recommendation of the Compensation
Committee, the Board approved a program (the Special Equity Award
Program) providing for a special one-time performance-based restricted stock unit award (One-Time PSU Award) for all employees of the company and its subsidiaries, including our NEOs. The Board believes the Special Equity Award Program incentivizes long-term company performance directly aligned with shareholder value creation while also retaining employees over a five-year transformational period.

Did Not Adjust Performance Targets for LTIP or Annual Cash Bonus Plan
The Compensation Committee believes that the performance metrics and related weightings reflect critical business objectives for the company and that the programs as originally established for 2025 remained appropriate. The Compensation Committee did not adjust the performance targets or weightings for awards issued under our LTIP or our annual cash bonus plan (Annual Cash Bonus Plan) in 2025.

66	Exelixis, Inc.

Compensation Practices and Governance Highlights

Pay for Performance	›› NEO compensation is closely linked to our corporate performance
Stockholder Alignment	›› Long-term equity incentives align NEOs’ long-term financial interests with those of our stockholders
Compensation Governance	›› Our Compensation Committee consists entirely of independent directors and engages an independent compensation consultant to advise on executive compensation matters
Stockholder Feedback	›› We regularly seek and value stockholder feedback, including through an annual stockholder advisory vote to approve our executive compensation program (referred to herein as Say on Pay)
Recoupment or Clawback Policy
››       We maintain a Policy for Recoupment of Variable Compensation
          (referred to herein as the Clawback Policy) that permits recovery of all forms of variable compensation (excluding base salary)
          from senior-level employees, including our NEOs, in the event of misconduct that causes material harm to the company and recovery of erroneously awarded incentive-based compensation to current or former executive officers, including our NEOs, following a restatement of financial results

Annual Cash Bonus Amounts Subject to Payment Maximums	›› Our Annual Cash Bonus Plan sets a cap of 200% on the payouts of target bonus payments for individual and/or corporate performance
Equity Plan Features
››       The Exelixis, Inc. 2017 Equity Incentive Plan (referred to herein as the
2017 Plan) includes a minimum one-year vesting requirement for all types of awards, subject to limited exceptions
››       Applies a 7-year maximum term for stock options
››       Prohibits repricing of underwater stock options without prior stockholder approval

Stock Ownership Guidelines	›› We maintain robust stock ownership guidelines for directors and executive officers and regularly review compliance to ensure alignment with long-term stockholder interests
Change in Control Provisions
››       Does not include excessive change in control or severance payments
››       Provides “double-trigger” change in control benefits
››       Does not include Code Section 280G tax gross-ups on severance or change in control benefits

Perquisites, Retirement and Pension Benefits	›› Our NEOs do not receive excessive perquisites or post-termination retirement or pension benefits that are not available to all employees generally
Prohibition on Hedging and Margin Loans	›› We prohibit hedging and purchases on margin by executive officers and directors
Meaningful Limits on Pledging	›› Following December 2024 amendments to our insider trading policy, pledging of company stock is fully prohibited. ›› No executive officers or directors pledged our common stock during 2025
Compensation Risk Assessment
››       Our Compensation Committee annually assesses the risks associated with our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on the company

2026 Proxy Statement	67

Table of Contents	How We Determine Executive Compensation | Compensation Discussion and Analysis
How We Determine Executive Compensation
Role of the Compensation Committee, Compensation Consultants and Executive Officers in Compensation Decisions
Role of the Compensation Committee
The Compensation Committee is responsible for evaluating and approving NEO compensation, and may, when appropriate, solicit input from or present recommendations to the full Board for consideration and approval. Acting on behalf of the Board, the Compensation Committee oversees our executive compensation policies, plans and programs, establishes and reviews general policies relating to employee compensation and benefits and administers our equity and other incentive compensation plans. The Compensation Committee directly approves the compensation of NEOs at the level of executive vice president.
For employees at the level of Senior Vice President and below, including Dr. Hefti (prior to when Dr. Hefti became an executive officer in November 2025), the Compensation Committee establishes and oversees the compensation framework and guidelines, including merit, promotion and adjustment pools, corporate bonus funding (based on the
Compensation Committee’s review and determination of the company’s performance against pre‑established goals), new hire and promotion equity grant guidelines, and the LTIP mix, structure and target award values by job level
(collectively, the Compensation Framework), each as informed by market data and analysis provided by the
Compensation Committee’s independent compensation consultant. Pursuant to, and within, this Compensation
Framework, the Compensation Committee has delegated to the Equity Award Committee (comprised of the Chief
Executive Officer) authority to determine individual compensation outcomes for employees at the level of Senior Vice
President and below, including for Dr. Hefti (prior to when Dr. Hefti became an executive officer in November 2025).
The Compensation Committee does not delegate any of its authority with respect to approving compensation to employees at the level of Senior Vice President and below outside of the Compensation Framework.
Role of Independent Compensation Consultants
Our Compensation Committee uses an independent compensation consulting firm to advise on executive officer compensation, including base salaries, bonus targets and equity compensation, and director compensation. For 2025, the Compensation Committee retained the consulting firm Aon, to advise and assist with:
››Development of a peer group to be used in the evaluation of 2025 executive and director compensation determinations
››Documentary support, including peer group and industry data, with respect to base salaries, target annual cash bonuses and equity compensation, including benchmarking for roles at Senior Vice President-level and below to inform the Compensation Committee established Compensation Framework
››A market analysis of executive officer compensation compared to our peer group, which was reviewed with the Compensation Committee and used to guide 2025 base salary and bonus target decisions for our NEOs
››A market analysis of long-term incentive compensation of our executive officers compared to our peer group, which was reviewed with the Compensation Committee and used to guide 2025 long-term equity compensation determinations
The Compensation Committee assessed the independence of Aon pursuant to SEC rules and concluded that the work performed by Aon for the Compensation Committee did not raise any conflicts of interest.
Role of Executive Officers
Dr. Morrissey, our President and Chief Executive Officer, participates in the Compensation Committee’s deliberations regarding NEO compensation other than his own. He is not present during any discussions and voting concerning his individual compensation. With respect to Dr. Hefti, who serves as Senior Vice President, Dr. Morrissey, in his role on the Equity Award Committee, determines individual compensation outcomes (base salary, cash bonus opportunity and long-term incentive award) within the Committee-established Compensation Framework. Each year, Dr. Morrissey and other members of senior management develop annual corporate goals and performance targets for long-term incentive awards for the company, which are subject to review and approval by the Compensation Committee and/or
Board.

68	Exelixis, Inc.

Compensation Committee Process
In setting the level of salary, annual cash bonus and long-term incentive compensation for our NEOs, the Compensation
Committee directly approves compensation for NEOs at the level of executive vice president and, for Senior Vice
Presidents, establishes the Compensation Framework pursuant to which individual compensation decisions are made.
In carrying out its responsibilities, the Compensation Committee typically considers various factors, including:
››company performance during the prior year;
››individual contribution toward achievement of our corporate goals, as applicable;
››the criticality of each NEO’s skill set and relative expected future contributions to our business;
››the growing complexity of our business and commensurate increase in workloads and responsibilities;
››the appropriate compensation mix for each NEO;
››the historical salary, cash bonus and percentage of vested versus unvested equity awards held by each
NEO; and
››market data, which include competitive information relating to compensation levels for comparable positions in the biotechnology and life sciences sector and for our specific peer group.
Each year, the Compensation Committee balances these factors against our cash resources and the critical need to prioritize clinical development and pipeline expansion investments over other expenditures, as well as our aggregate equity burn rate. Using this process, the Compensation Committee strives to ensure that, as a whole, our executive compensation program is competitive.
Stockholder Outreach and Board Responsiveness
Our stockholder outreach initiatives constitute an integral part of our executive compensation program review and allow us to elicit and obtain a better understanding of the concerns and perspectives of our stockholders. Topics discussed with stockholders during 2025 included Board composition, performance and refreshment, business performance and corporate strategy, capital allocation, executive compensation, risk management, including cybersecurity and artificial intelligence, and government affairs.
Each Spring, we reach out to our top 35 stockholders representing over 60% of our outstanding common stock to seek support for our annual meeting proposals and request feedback regarding governance matters. This outreach effort also provides us with the opportunity to gather our stockholders’ opinions concerning executive compensation matters and to reaffirm our commitment to align pay and performance. Participants at these meetings typically include members of the management team and in some cases the Chair or other members of our Board. Stockholder feedback is then reported to the appropriate committee and/or the entire Board for consideration. During the Fall each year, we again reach out to our top 35 stockholders to solicit additional feedback on matters critical to our stockholders’
evaluation of our governance profile. Participants in the Fall 2025 stockholder outreach program included members of the management team, as well as the Chair of our Board. These conversations provided us with the opportunity to share information concerning our company’s progress against its strategic goals.
It is our desire and intention to continue to engage with our stockholders throughout the year, and we invite you to reach out to us with any comments or questions at any time. Please see our website at www.exelixis.com under the caption “Investors & Media—Contact IR” for the appropriate contact information.
Stockholder Advisory Vote on Executive Compensation
We provide our stockholders the opportunity to cast an annual Say on Pay vote with respect to our executive compensation program, and our Compensation Committee takes the results of this vote into account when determining NEO compensation. At our annual meeting of stockholders held in May 2025, approximately 97% of the votes present and entitled to vote voted in favor of the Say on Pay proposal. Our Compensation Committee considered these votes to be a continued endorsement of the Compensation Committee’s policies and practices and remains committed to receiving ongoing stockholder feedback in connection with our pay-for-performance philosophy and design.

2026 Proxy Statement	69

Table of Contents	How We Determine Executive Compensation | Compensation Discussion and Analysis
Competitive Assessment
A key objective of our executive compensation program is to ensure that the overall compensation packages we offer our executive officers remain competitive with the packages offered by companies with which we compete for executive talent. Our Compensation Committee consults with its independent compensation consultant, Aon, to develop a peer group of companies to serve as the basis for comparing our executive compensation program to the market.
Peer Group Development Process and How We Used the Data
The Compensation Committee regularly reviews and adjusts the composition of the peer group to account for changes in both our business and the businesses of the companies in the peer group. The Compensation Committee does not have a specific target compensation level for the NEOs for their total compensation. Instead, we review our peer group benchmarking data and data from within the general biotechnology market as a reference point to ensure our NEO and executive officer roles are properly valued.
In developing the 2025 peer group, the Compensation Committee considered the continued evolution of our business and meaningful developments in comparison to the 2024 peer group companies. It also considered what other companies might make suitable additions to the 2025 list. The key qualitative and quantitative considerations that influenced the development of the 2025 peer group were:
››industry, including biotechnology and pharmaceutical companies;
››therapeutic area, including companies with an oncology product focus;
››stage of business, with at least one marketed product;
››organizational complexity, as reflected by headcount between 0.34x—3.05x Exelixis’ then-current headcount (approximately 450 employees—4,000 employees);
››whether the company is traded on a major U.S. exchange;
››market capitalization between 0.4x—3.1x of Exelixis’ then-current market capitalization (approximately
$2.5 billion—approximately $20.0 billion); and
››revenues between 0.5x—2.5x of Exelixis’ then-current revenues (approximately $900 million—
approximately $4.7 billion).
Following this analysis, the Compensation Committee, in consultation with management and Aon, identified the following 17 publicly-traded, U.S.-based biotechnology/pharmaceutical companies as our peer group (our Peers) to be used in reviewing compensation for 2025:

Our Fiscal 2025 Peers (1)
ACADIA Pharmaceuticals Inc.	Halozyme Therapeutics	NovoCure Limited
Alkermes plc	Incyte Corporation	PTC Therapeutics, Inc.
Alnylam Pharmaceuticals, Inc.	Ionis Pharmaceuticals, Inc.	Sarepta Therapeutics, Inc.
BeiGene, Ltd.	Jazz Pharmaceuticals plc	Ultragenyx Pharmaceutical Inc.
BioMarin Pharmaceutical Inc.	Natera, Inc.	United Therapeutics Corporation
Exact Sciences Corporation	Neurocrine Biosciences, Inc.
(1)  Per our selection criteria, in 2025, we added Halozyme Therapeutics and removed Seagen Inc. and Horizon Therapeutics plc, from our Peers after each was acquired.
Exelixis’ positioning relative to its 2025 Peers (as of July 2024) was the 54th percentile for revenues and the 35th percentile for market capitalization.

70	Exelixis, Inc.

Compensation Elements
Our executive compensation program generally consists of three principal components: base salary; annual cash bonus;
and long-term incentive compensation.

Element		Description	Objective(s)
Annual Base Salary		Annual fixed cash compensation	Provide a predictable level of income that is competitive with our Peers
Annual Cash Bonus
Variable cash compensation based on
corporate performance, including
achievement against pre-determined
corporate goals and the individual
contributions of each NEO toward the
achievement of such corporate goals
Align our executive compensation with our annual corporate goals Motivate and reward achievement of corporate goals and overall company performance, including through individual contributions
Long-Term Incentive Compensation	RSUs (or PSUs, if performance- based)
Variable share-based compensation,
subject to either time-based yearly
vesting over four years, performance-
based vesting based on the
achievement of key corporate goals,
or in the case of the One-Time PSU
Awards, both performance and time-
based vesting
PSUs generally have a three-year
performance period, with 50% of the
earned PSUs vesting upon the
Compensation Committee’s
certification of achieved performance,
and the remaining 50% vesting on the
first quarterly vesting date following
the one-year anniversary of the
Compensation Committee’s
certification
The One‑Time PSU Awards, granted in
March 2025 under the Special Equity
Award Program, have a five-year
performance period, during which, the
holder may earn the target number of
shares subject to such award,
contingent upon the satisfaction of
both a stock price appreciation market
condition and continued service
throughout the five-year performance
period

Align the interests of our executives
with those of our stockholders
Motivate our executives to
achieve long-term corporate
performance objectives
Promote retention, including during
periods of stock price volatility
common to biotechnology companies
Reinforce long-term alignment with
stockholders through a rigorous,
absolute stock-price performance
hurdle
Provide meaningful retention value
over a multi-year period of strategic
execution

2026 Proxy Statement	71

Table of Contents	Compensation Elements | Compensation Discussion and Analysis

Element		Description	Objective(s)
Long-Term Incentive Compensation	Stock Options	Variable share-based compensation with value derived from appreciation in our company’s stock price
Align the interests of our executives
with those of our stockholders
Motivate our executives to achieve
critical business objectives as stock
options only have value if the value of
our company as reflected by our stock
price increases over time
We did not grant Stock Options to our
employees in 2025, but our CEO had
outstanding Stock Options as of the
end of the 2025 fiscal year. See
“Outstanding Equity Awards at Fiscal
Year End” table below

Other Compensation and Benefits
All of our employees, including our NEOs, are eligible to participate in our 401(k) Plan, our ESPP and other benefit programs on the same basis as other employees. These programs are intended to provide tax-beneficial ways to save toward retirement, promote health and wellness and encourage stock ownership. Our NEOs are also eligible to participate in our Change in Control and Severance Benefit Plan (CIC Plan), a compensation program that incentivizes our executive officers to remain with our company, and objectively evaluates and facilitates an acquisition of our company should consideration of such a transaction be determined appropriate by the Board and in the best interests of our stockholders. The Compensation Committee believes that, considered together, these benefits are critical for motivating and retaining our executive leaders and are consistent with compensation arrangements provided in the competitive market for executive talent.

Element	Description
401(k) Plan
All employees, including NEOs, may contribute their own funds, as salary deductions, on a pre-tax or after-tax basis, to our 401(k) plan (401(k) Plan) subject to plan and government limits. For 2025, we matched pre-tax and Roth 401(k) contributions dollar-for-dollar up to
$11,000.

Employee Stock Purchase Plan
Our Employee Stock Purchase Plan (ESPP) allows all employees, including NEOs, to purchase shares of our common stock at a price equal to the lower of 85% of the closing price on the first day of the six-month offering period or 85% of the closing price on the final day of such offering period, subject to specified limits.

Health Care, Dental and Vision Benefits	Subject to applicable laws, these health and welfare benefits are available to all eligible employees, including NEOs.

CIC Plan (1)
Participants receive certain plan benefits only if terminated without cause or constructively terminated, whether or not in connection with a change-in-control event.
In the context of a change in control, our plan requires a “double-trigger” – participants are protected in the event of a termination without cause or constructive termination in connection with a change-in-control event, but they are encouraged to stay throughout a transition period in the event of a change in control, and the CIC Plan does not provide for benefits for a participant who remains with the surviving company in a comparable position.
To serve our best interests, the plan requires a release of claims against us as a condition to receiving any severance benefits.

(1)  Our CIC Plan is described in additional detail under the heading “Potential Payments Upon Termination or Change in Control.”

72	Exelixis, Inc.

Compensation Mix
Our Compensation Committee does not rely on a fixed formula for all compensation decisions; rather, it applies a consistent framework and defined inputs to align compensation outcomes with company performance, long-term strategic objectives, and stockholder interests. These inputs include performance relative to pre-established goals, individual contributions, relevant market data (including our peer group comparisons), internal pay relationships, and stockholder feedback. To that end, a significant portion of our NEOs’ compensation is always “at risk” because it is variable, performance-based and in large part dependent on the success of our company. At-risk compensation for
2025 included PSUs, RSUs, and annual incentive cash bonuses. The following charts highlight the 2025 pay mix for our
Chief Executive Officer and our other NEOs as of the end of fiscal 2025 (Mr. Senner, Dr. Aftab, Mr. Haley and Dr. Hefti)
as a group.

Chief Executive Officer	All Other NEOs
Pay Mix	Pay Mix
96% of CEO 2025 Compensation is Considered Variable and At-Risk	92% of All Other NEOs (as a group) 2025 Compensation is Considered Variable and At-Risk

96%
At-Risk
92%
At-Risk
2025 Compensation Decisions
2025 Base Salaries
The Compensation Committee annually reviews the base salaries of our NEOs and adjusts them, as appropriate, to maintain competitive market positioning relative to our Peers, align compensation with evolving role responsibilities, and support retention. The following table sets forth the 2025 base salaries for each of Mr. Morrissey, Mr. Senner, Mr.
Haley, Mr. Hessekiel and Dr. Peterson, as approved by the Compensation Committee in February 2025. Dr. Aftab’s
salary reflects a promotion-related increase following his appointment as Executive Vice President, Research &
Development in August 2025, in addition to the February 2025 merit-based salary increase, each as approved by the
Compensation Committee. With respect to Dr. Hefti, 2025 base salary reflects both a merit-based salary increase in
January 2025 and a promotion-related increase following her appointment as General Counsel in November 2025 (at which time she became an NEO), each as approved by the Equity Award Committee.

2026 Proxy Statement	73

Table of Contents	2025 Compensation Decisions | Compensation Discussion and Analysis

Name	2024 Base Salary	2025 Base Salary	Percentage Increase
Michael M. Morrissey, Ph.D.	$1,266,108	$1,316,753	4.0%
Christopher J. Senner	$797,665	$829,572	4.0%
Dana T. Aftab, Ph.D.	$628,993	$700,000	11.3%	(1)
Patrick J. Haley	$602,324	$626,417	4.0%
Brenda J. Hefti, J.D., Ph.D.	$430,260	$525,000	22.0%	(2)
Jeffrey J. Hessekiel, J.D. (3)	$692,071	$719,754	4.0%
Amy C. Peterson, M.D. (4)	$658,095	$706,135	7.3%
(1)Reflects Dr. Aftab’s base salary increase of 4% over his 2024 base salary approved in February 2025 and a 7% promotion-related increase in August 2025.
(2)Reflects Dr. Hefti’s base salary increase of 5% over her 2024 base salary approved in January 2025 and a 16.2% promotion-
related increase in November 2025.
(3)Mr. Hessekiel left the company in November 2025.
(4)Dr. Peterson left the company in August 2025.
2025 Annual Cash Bonuses
Rigorous Process for Determining Annual Cash Bonus
Our Annual Cash Bonus Plan is an annual incentive program designed to reward our senior management team, including our NEOs, for the achievement of key corporate objectives and strong overall company performance, while supporting our ability to attract and retain highly talented individuals. Under our Annual Cash Bonus Plan, NEOs are eligible to receive an annual performance-based cash bonus award based on a pre-established target percentage of the
NEO’s annual base salary earned during the year. The Compensation Committee is responsible for establishing the bonus target percentages, as well as the relative weighting of corporate performance and individual performance components, as applicable.
For each NEO, the amount of the annual cash bonus award depends upon our overall corporate performance, including the achievement of applicable corporate goals established by the Compensation Committee for the applicable year, and, for NEOs other than Dr. Morrissey, the Compensation Committee’s consideration of individual contributions toward the achievement of our corporate goals. Dr. Morrissey’s annual incentive cash bonus is based solely on company performance, as determined by the Compensation Committee. For Dr. Hefti, whose 2025 annual cash bonus is based solely on individual performance, the award is determined by the Equity Award Committee within the
Compensation Committee’s Compensation Framework. Under appropriate circumstances, the Compensation
Committee may exercise discretion to acknowledge progress toward achievement of a goal when factors outside of our control render a performance target impossible or impractical to achieve.
The corporate goals under the Annual Cash Bonus Plan may be based on criteria such as the following: sales or commercial goals; research, development and clinical achievements; financial metrics; hiring, retention and other operational goals; commercial, clinical and strategic collaborations and alliance management; acquisitions and licensing or partnering transactions; manufacturing and supply goals; quality goals; regulatory goals; legal and compliance goals;
and government affairs and public policy goals. Individual performance may be assessed by the Compensation
Committee (or the Equity Award Committee with respect to Dr. Hefti) based on the NEO’s contributions toward the achievement of our corporate goals, recommended by the Chief Executive Officer and approved by the Compensation
Committee, as applicable, for the NEO’s area of responsibility. Taking these factors into account, the Compensation
Committee (or the Equity Award Committee with respect to Dr. Hefti) assigns an individual performance percentage for each NEO, other than Dr. Morrissey. For any year, the achieved corporate performance percentage and/or individual performance percentage may exceed 100%, provided that neither percentage may exceed 200%.

74	Exelixis, Inc.

2025 Bonus Targets
Bonus targets (expressed as a percentage of base salary) are based on the seniority of the applicable position. They are reviewed annually by the Compensation Committee, taking into consideration competitive market data and the criticality of the role for the organization, and adjusted if deemed appropriate by the Compensation Committee.
Following such review in February 2025, the Compensation Committee determined that the existing bonus targets from
2024 remained aligned with competitive market data and therefore would remain unchanged for 2025. The following table sets forth the 2025 bonus targets for the NEOs.

NEO	2025 Bonus Target
Michael M. Morrissey, Ph.D.	100%
Christopher J. Senner	50%
Dana T. Aftab, Ph.D.	50%
Patrick J. Haley	50%
Brenda J. Hefti, J.D., Ph.D. (1)	35%
Jeffrey J. Hessekiel, J.D. (2)	50%
Amy C. Peterson, M.D. (3)	50%
(1)Dr. Hefti was appointed as General Counsel in November 2025, when she became an executive officer of the company.
(2)Mr. Hessekiel left the company in November 2025.
(3)Dr. Peterson left the company in August 2025.
2025 Corporate Goal Development and Weighting
In establishing the bonus program for 2025, our Compensation Committee reviewed and approved management’s proposed goals relating to further advancement and commercialization of cabozantinib, clinical development of zanzalintinib and other product candidates, clinical collaborations and business development activities, and advancement of discovery programs to IND or DC stages. Our Compensation Committee selected these goals as key drivers for our business, providing a balance between the efforts necessary to continue strong commercial execution for CABOMETYX in its approved indications, advancement of zanzalintinib as Exelixis’ next potential oncology franchise, and progression of our other clinical programs and early-stage product pipeline, while maintaining a strong financial position. Collectively, these objectives are intended to enhance long-term stockholder value. At the time the 2025 corporate goals were set, the Compensation Committee and management believed that such goals were appropriately challenging and achieving them would require not only sustained commercial performance, meaningful clinical and development success, and prudent financial and legal oversight, but also a high level of effort and skilled execution on the part of our NEOs. The Compensation Committee also applied a performance weighting to each goal relative to the overall performance of the company to reflect the prioritization of key business objectives. Target and maximum achievement levels were defined for certain corporate goals and, depending on the level of achievement, NEOs were eligible to receive a payout ranging from 0% to 150% for such goal. Additionally, a weighting between corporate performance and individual performance was also applied for each NEO to reflect the level of impact such individual would be able to make on the overall corporate performance. The following table sets forth the relative weighting for each corporate goal and corporate versus individual performance for our NEOs.

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Corporate Goals	Weighting (%)	NEO	Weighting of Corporate Goals	Weighting of Individual Performance Assessment
Cabozantinib	35%	Michael M. Morrissey, Ph.D.	100%	0%
Zanzalintinib	30%	Christopher J. Senner	70%	30%
XL309	10%	Dana T. Aftab, Ph.D.	70%	30%
XL495/XB010/Early Clinical Development	5%	Patrick J. Haley	70%	30%
Clinical Collaborations	5%	Brenda J. Hefti, J.D., Ph.D.	0%	100%
Business Development	5%	Jeffrey J. Hessekiel, J.D.	70%	30%
IND Candidates	5%	Amy C. Peterson, M.D.	70%	30%
New DCs	5%
Total	100%
2025 Performance Evaluation
During 2025, management reported regularly to the Compensation Committee and the Board on the status of the company’s performance against our 2025 goals, including in formal meetings in February, May, August and December.
In February 2025, the Compensation Committee evaluated the company’s performance in relation to the 2025 goals, as well as the individual contributions of each NEO (other than Dr. Morrissey, whose annual incentive cash bonus is entirely dependent on the company’s performance against our pre-determined 2025 corporate goals, and Dr. Hefti, whose annual incentive cash bonus is determined by the Equity Award Committee and is entirely dependent on individual performance) toward the achievement of those goals.
Following its evaluation of such performance, the Compensation Committee concluded that 2025 was a year of strong execution, during which the company largely achieved each of the goals, as further described in the table below:

PERFORMANCE OBJECTIVES		ACHIEVEMENTS	TARGET %	ACHIEVEMENT % (1)
Cabozantinib			35%	41.0%
Target	Maximum
Meet the U.S. cabozantinib franchise net product revenues target	Exceed U.S. cabozantinib franchise net product revenue target by 5%	›› U.S. cabozantinib franchise net product revenue exceeded the maximum performance target
Target Achievement
Achieve CABINET FDA approval for pNET and epNET by PDUFA date	Achieve FDA approval ahead of PDUFA date Achieve approvals in EU plus ≥ 5 additional countries	›› FDA approval received prior to PDUFA date ›› Approvals received in: Australia, Brazil, Singapore, Switzerland and the U.K.
Above Target Achievement
Submit sNDA for CONTACT-02 and publish manuscript	FDA acceptance of CONTACT-02 sNDA for review OR inclusion in National Comprehensive Cancer Network (NCCN) guidelines	›› Manuscript published; sNDA not pursued to prioritize zanzalintinib filings; NCCN review process initiated
Below Target Achievement

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PERFORMANCE OBJECTIVES		ACHIEVEMENTS	TARGET %	ACHIEVEMENT % (1)
Zanzalintinib			30%	31.2%
Target	Maximum
STELLAR-303 top-line data	Top‑line data on expedited timeline or positive readout	›› Positive top‑line results delivered June 2025
Above Target Achievement
STELLAR-304 enrollment completion	PFS clinical cut‑off before YE	›› Enrollment completed ›› Analyses on track toward the next milestone
Target Achievement
STELLAR-305 Data to inform Phase 2/3 decision	IDMC recommendation of ‘Go’ to Phase 3	›› Data supported a No‑Go outcome, enabling resource focus on higher‑value indications
Below Target Achievement
STELLAR-311 First site activation or First Patient In	Enroll prespecified number of patients	›› Trial initiated and enrolling
Target Achievement
Propose one new pivotal study	Propose two new pivotal studies	›› Two new studies advanced (STELLAR-311, STELLAR-201), broadening late‑stage optionality
Above Target Achievement
2026 launch preparation: Complete key pre- commercialization and manufacturing readiness activities and launch planning		›› Manufacturing readiness, branding, and launch planning advanced, positioning for potential 2026 launch
Above Target Achievement
XL309			10%	6.0%
Target	Maximum
Select recommended dose for monotherapy dose expansion	Initiate dose expansion	›› Recommended dose selected
Target Achievement
Select recommended dose for XL309 + olaparib expansion/ Ph2 by YE	Initiate combo dose expansion or achieve FSA for Ph 2 study	›› Recommended dose selected
Below Target Achievement
XL495/XB010/Early Clinical Development			5%	7.5%
Target	Maximum
XL495 efficacious-dose exposure OR XB010 monotherapy max tolerated dose/max-administered dose	Determine XL495 recommended dose for combination testing or initiate XB010 expansion	›› XB010 advanced into expansion ›› XL495 discontinued, focusing resources on higher‑potential assets
Above Target Achievement
First site activation (FSA) for XB628	Achieve FPI for ≥1 IND and FSA for a second IND	›› XB628: FSA and FPI achieved ›› XL371: FSA and FPI achieved
Above Target Achievement

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PERFORMANCE OBJECTIVES		ACHIEVEMENTS	TARGET %	ACHIEVEMENT % (1)
Clinical Collaborations			5%	6.5%
Target	Maximum
Enable phase 2 start for Merck collaboration	Enable a phase 3 IND submission	›› Phase 2 study initiated
Above Target Achievement
Sairopa B.V. (ADU-1805): initiate monotherapy dose expansion	Determine dose for combination expansion	›› Monotherapy recommended phase 2 dose (RP2D) established ›› RP2D for combination expansion achieved
Target Achievement
Business Development			5%	2.5%
Target	Maximum
In‑license/acquire a pre‑clinical to pre‑POC asset		›› Preclinical SSTR2 small molecule agonist program acquired
Target Achievement
Establish a clinical collaboration combination pivotal trial(s) for zanzalintinib with provision of free drug and/or co-funding	Two clinical collaborations for free drug and/or co-funding, OR In-license clinical stage asset in later-stage development	›› Multiple partnering discussions around zanzalintinib combination collaborations and diligence for several clinical stage assets continuing into 2026
Below Target Achievement
IND Candidates			5%	5.0%
Target	Maximum
File two new INDs from internal R&D efforts or existing/new collaborations	File three new INDs	›› XB628: IND filed in Feb 2025 ›› XL371: IND filed in June 2025
Target Achievement
New DCs			5%	5.0%
Target	Maximum
Advance up to two new DCs	Advance up to three new DCs	›› Two new DCs designated, strengthening future pipeline depth
Target Achievement
			100%	104.8% (2)
(1)The percentage of achievement for each performance objective is rounded to the nearest tenth of a percent.
(2)The Compensation Committee rounded the performance achievement to set the bonus payout level at 105%.

78	Exelixis, Inc.

Individual Performance Assessments of our NEOs other than the Chief Executive Officer
The Compensation Committee also recognized the individual contributions of each NEO toward achievement of the
2025 corporate goals (other than Dr. Morrissey, whose annual incentive cash bonus is entirely dependent on the company’s performance against our pre-determined 2025 corporate goals, and Dr. Hefti, whose individual contributions are recognized by the Equity Award Committee). In evaluating the individual performance of these NEOs as part of determining the annual cash bonus payments, the Compensation Committee, or Equity Award Committee
(with respect to Dr. Hefti), considered the following contributions from each NEO:
››Mr. Senner’s overall leadership of our finance organization and his performance with respect to the achievement of our financial goals in 2025, particularly regarding: his role in maintaining financial flexibility while supporting disciplined expense management and capital allocation, including the execution of our 2025 stock repurchase programs; oversight of facilities and related enterprise operations; and his continuing leadership of our Information Technology function to enhance and safeguard our technology environment, including cybersecurity and related data protection and governance initiatives.
››Dr. Aftab’s overall leadership of our R&D organizations and his performance with respect to the achievement of our R&D goals in 2025, particularly regarding: clinical development of zanzalintinib
(including regulatory and pivotal development activities) and other product candidates; advancement of our clinical‑stage pipeline and Phase 1 programs (including XL309, XB010, XB628 and XB371); progression of early‑stage programs toward IND and development milestones; and disciplined execution to support our multi‑franchise strategy and R&D productivity.
››Mr. Haley’s overall leadership of our Commercial organization and his performance with respect to the achievement of our commercial goals in 2025, particularly regarding: his role in the continued strong execution and momentum for the cabozantinib franchise, including the sustained leadership in RCC, and successful launch execution and adoption acceleration in NET; expansion and deployment of our GI sales team to support NET growth and prepare for the potential launch of zanzalintinib in colorectal cancer, pending approval; and ongoing commercial planning to support future franchise growth opportunities.
››Dr. Hefti’s assumption of leadership of our legal and compliance organizations and her performance, including her continued effective management of the Abbreviated New Drug Application litigations, oversight of key intellectual property and patent matters supporting our product portfolio and pipeline, and demonstrated leadership in overseeing legal support for research and development, manufacturing and clinical contracting in furtherance of our clinical and pipeline activities.

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In consideration of the foregoing, in February 2026, the Compensation Committee, or Equity Award Committee (with respect to Dr. Hefti) approved annual cash bonus payments for each NEO, as reflected in the table below.

Name	2025 Base Salary ($)	2025 Target Award (%)	2025 Corporate Performance Weighting (%)	2025 Approved Corporate Performance (%)	2025 Individual Performance Weighting (%)	2025 Individual Performance (%)	2025 Annual Cash Bonus Payout (% of Target Award)	2025 Annual Cash Bonus Payout ($)
Michael M. Morrissey, Ph.D.	1,316,753	100%	100%	105%	N/A	N/A	105%	1,382,591
Christopher J. Senner	829,572	50%	70%	105%	30%	133%	114%	470,782
Dana T. Aftab, Ph.D.	700,000	50%	70%	105%	30%	133%	114%	397,250
Patrick J. Haley	626,417	50%	70%	105%	30%	103%	105%	327,303
Brenda J. Hefti, J.D., Ph.D.	525,000	35%	N/A	105%	100%	156%	156%	286,751
Jeffrey J. Hessekiel, J.D. (1)	719,754	50%	70%	105%	30%	N/A	—%	—
Amy C. Peterson, M.D. (2)	706,135	50%	70%	105%	30%	N/A	79%	278,041
(1)Mr. Hessekiel left the company in November 2025 and, as a result, his 2025 annual cash bonus was forfeited.
(2)Dr. Peterson left the company in August 2025. Pursuant to the CIC Plan, Dr. Peterson received a pro-rated 2025 annual cash bonus.
2025 Long-Term Incentive Awards
Consistent with our goal to align executive compensation with performance that advances our critical business objectives, a significant portion of the NEOs’ total compensation typically has consisted of, and is expected to continue to consist of, equity-based awards. In evaluating the mix of equity awards for 2025, the Compensation Committee considered market trends, as well as feedback from stockholders and proxy advisory firms, and determined that a combination of PSUs and RSUs would be the most appropriate incentive structure for our NEOs to reward performance over time and achieve our retention objectives, consistent with historical practices. In addition to our regular annual equity awards, in March 2025 the Compensation Committee recommended, and the Board approved, the Special
Equity Award Program, which provides for a One-Time PSU Award applicable to all employees, including our NEOs, intended to strengthen long term alignment with stockholders and support retention during a multiyear period of strategic execution.
Allocation of 2025 Long-Term Incentive Awards
Our Compensation Committee approved the 2025 long-term incentive awards for each NEO (other than Dr. Hefti, whose 2025 long-term incentive awards were approved by the Equity Award Committee in February 2024, before she became an executive officer) comprising approximately 50% PSUs and 50% RSUs. In approving these awards, the
Compensation Committee sought to establish an effective balance between retention and performance, risk and leverage, as well as alignment with our peer group.
2025 RSU Awards
The RSU awards granted to our NEOs represent approximately 50% of the total long-term incentive award value. In determining to grant each NEO’s 2025 time-based equity award in the form of RSUs, the Compensation Committee considered market trends, retention needs, and internal pay equity. The Compensation Committee ultimately determined that granting RSUs to each of our NEOs would generate a substantial retention incentive, further align our
LTIP with market trends, and align the interests of our NEOs with those of our stockholders by encouraging them to focus on the company’s long-term performance and success.
These RSU awards granted to our NEOs vest in four equal annual installments beginning on May 15, 2026. Vesting of these RSU awards will cease upon termination of continuous service for any reason. A discussion of the treatment of
RSUs under our CIC Plan can be found under “Potential Payments Upon Termination or Change in Control” below.

80	Exelixis, Inc.

2025 PSU Awards
The PSU awards granted to our NEOs represent approximately 50% of the total long-term incentive award value.
Consistent with our pay-for-performance philosophy and our focus on driving long-term stockholder value creation, the
Compensation Committee determined that the 2025 PSU awards granted to our NEOs will vest based on our total stockholder return relative to other companies in the Nasdaq Biotechnology Index (Relative TSR), as measured over a three-year period ending December 31, 2027 (such performance metric referred to herein as the 2025 Relative TSR
Goal). The Compensation Committee chose Relative TSR as the performance metric for the 2025 PSU awards because it is an objective and meaningful metric to evaluate our performance against the performance of our industry peers, and it effectively aligns executive compensation with our long-term growth strategy.
Achievement of the threshold, target, and maximum performance level targets of the 2025 Relative TSR Goal will result in 50%, 100%, and 175%, respectively, of the target number of shares of our common stock subject to the PSU awards becoming eligible to vest.

2025 Relative TSR Goal
Performance Level	Relative TSR Percentile v. Nasdaq Biotechnology Index Companies	PSUs Vesting as a Percentage of Target
Below Threshold	49th percentile or below	0%
Threshold	50th percentile – 64th percentile	50%
Target	65th percentile – 79th percentile	100%
Maximum	80th percentile or above	175%
The NEOs are therefore eligible to vest up to a maximum of 175% of the target number of shares of our common stock subject to the PSU award. However, if the maximum performance level target for the 2025 Relative TSR Goal is achieved but the actual total stockholder return (TSR) is negative at the end of the performance period, then vesting for each of the NEOs will be limited to 100% of the target number of shares. Failure to achieve the threshold performance level target during the three-year performance period will result in forfeiture of the entire 2025
PSU award.
After the performance period has ended, the Compensation Committee will certify the level of achievement of the
2025 Relative TSR Goal and then determine the number of shares that are entitled to vest based on such achievement, which will be equal to the product of (1) the target number of shares subject to a 2025 PSU award and (2) the performance achievement percentage of the 2025 Relative TSR Goal (such number referred to herein as the 2025 PSU
Certified Shares). Each 2025 PSU award will vest as to 50% of the 2025 PSU Certified Shares upon the Compensation
Committee’s certification with the remaining 50% of the 2025 PSU Certified Shares vesting on the first quarterly vesting date following the one-year anniversary of the Compensation Committee’s certification.
Vesting of these PSU awards will cease upon termination of service as an employee for any reason except for termination without cause or constructive termination in connection with certain change-in-control events of the company. Pursuant to the terms of the award agreements, following certain change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards will convert to time-based vesting, and the target number of shares subject to each PSU award will vest annually over a four-year period following the grant date (with any portion that would have vested on or prior to the change-in-control event under this time-based vesting schedule vesting on the date of the change-in-control event and any portion that is unvested following the date of the change-in-
control event vesting in accordance with the time-based vesting schedule). The purpose of this conversion feature is to account for the fact that the goal may not be measurable in the context of the newly formed organization. A discussion of the treatment of PSUs under our CIC Plan can be found under “Potential Payments Upon Termination or Change in
Control” below.
Value of 2025 Long-Term Incentive Awards
When determining the appropriate value of NEO equity incentive awards in February 2025 (other than Dr. Hefti whose
2025 equity incentive award value was determined by the Equity Award Committee in February 2025 pursuant to the
Committee-established Compensation Framework before she became an executive officer), the Compensation
Committee asked its independent compensation consultant, Aon, to provide guidance with respect to a program that

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would incentivize our NEOs to achieve key company priorities and increase stockholder value over the long-term, while maintaining competitive market practices and being mindful of the company’s equity burn rate.
As part of the decision-making process, the Compensation Committee considered the challenges of managing a strong performing organization in a highly competitive and increasingly highly regulated business environment, as well as the importance of a cohesive management team to facilitate continued strong commercial execution for CABOMETYX in its approved indications, advancement of zanzalintinib as Exelixis’ next potential oncology franchise, and progression of our other clinical programs and early-stage product pipeline, while maintaining a strong financial position. The
Compensation Committee also believed it was important that the value of the equity awards continue to reflect the individual performance of each NEO (other than Dr. Hefti) during the fiscal year to date and the criticality of each such
NEO’s skill set and expected future contributions to our business. Taking these factors into consideration and applying
Aon’s market analysis of long-term incentive compensation of our NEOs compared to our Peers, the Compensation
Committee, or Equity Award Committee (with respect to Dr. Hefti), determined the aggregate value of the equity awards granted to each of our NEOs taking into account competitive market data, company and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning, and the
Compensation Committee, or Equity Award Committee (with respect to Dr. Hefti), approved the aggregate grant amounts to the NEOs summarized in the table below. The actual number of RSUs and PSUs granted to each executive officer was determined by dividing the value the Compensation Committee, or Equity Award Committee, (with respect to Dr. Hefti), intended to deliver by the 20-day average trailing stock price (as of February 20, 2025). A 20-day average stock price was used, rather than a single day share price, in order to provide a more stabilized share value less susceptible to possible swings in the market.

Name	Number of Shares Subject to RSUs		Target Number of Shares Subject to 2025 PSUs
Michael M. Morrissey, Ph.D.	184,909		184,909
Christopher J. Senner	59,648		59,648
Dana T. Aftab, Ph.D.	99,882	(1)	49,209
Patrick J. Haley	47,718		47,718
Brenda J. Hefti, J.D., Ph.D.	44,944	(2)	14,774
Jeffrey J. Hessekiel, J.D. (3)	52,192		52,192
Amy C. Peterson, M.D. (4)	52,192		52,192
(1)For Dr. Aftab, the amount shown also reflects an RSU award of 50,673 shares granted in October 2025 in connection with his promotion to Executive Vice President, Research and Development.
(2)For Dr. Hefti, the amount shown also reflects an RSU award of 30,170 shares granted in December 2025 in connection with her promotion to Senior Vice President and General Counsel.
(3)Mr. Hessekiel left the company in November 2025, at which time the 2025 RSU and PSU awards were forfeited in their entirety.
(4)Dr. Peterson left the company in August 2025, at which time the 2025 RSU and PSU awards were forfeited in their entirety.
2022 Long-Term Incentive Awards Achievements
In 2022, the Compensation Committee granted PSUs to the NEOs (other than Dr. Peterson, who was not with the company in 2022; and Dr. Hefti, who was not a NEO in 2022 and whose long-term incentive compensation was determined by the Equity Award Committee pursuant to the Compensation Framework established by the
Compensation Committee) that vest upon or following achievement of targets related to the performance of our
Relative TSR over a three-year period beginning January 1, 2022 and concluding on January 3, 2025 (referred to herein as the 2022 PSU Performance Period). On January 16, 2025, recognizing the company’s Relative TSR at the end of the performance period was 91.77% (93rd percentile among the Nasdaq Biotechnology Index), the Compensation
Committee certified maximum achievement at 175% of the target number of shares subject to the 2022 PSU awards
(2022 Earned PSU Shares). Upon this certification, 50% of 2022 Earned PSU Shares vested. The remaining 50% of the
2022 Earned PSU Shares vested on February 15, 2026.

82	Exelixis, Inc.

2023 Long-Term Incentive Awards Achievements
In 2023, the Compensation Committee granted PSUs to the NEOs (other than Dr. Hefti, who was not a NEO in 2023 and whose long-term incentive compensation was determined by the Equity Award Committee pursuant to the
Compensation Framework established by the Compensation Committee) that vest upon or following achievement of targets related to the performance of our Relative TSR over a three-year period beginning December 31, 2022 and concluding on January 2, 2026 (referred to herein as the 2023 PSU Performance Period). On January 15, 2026,
recognizing the company’s Relative TSR at the end of the performance period was 171.9% (84th percentile among the
Nasdaq Biotechnology Index), the Compensation Committee certified maximum achievement at 175% of the target number of shares subject to the 2023 PSU awards (2023 Earned PSU Shares). Upon this certification, 50% of 2023
Earned PSU Shares vested. The remaining 50% of the 2023 Earned PSU Shares are expected to vest on February 15,
2027.
2025 One-Time PSU Award (Special Equity Award Program)
In March 2025, following a recommendation of the Compensation Committee, the Board approved under the 2017
Plan a Special Equity Award Program that applied broadly across the company, including to our NEOs. The Special
Equity Award Program was designed to (i) reinforce long-term alignment with stockholders through a rigorous, absolute stock price performance hurdle and (ii) provide meaningful retention value over a multiyear period of strategic execution. In approving the Special Equity Award Program, the Compensation Committee and Board
considered the company’s multi‑year strategic plan and the importance of sustained leadership continuity and broad employee alignment as we execute against our R&D and commercial priorities. Importantly, the Compensation
Committee designed the program so that value is delivered only if stockholders experience meaningful value creation and only if employees, including our NEOs, remain with the company over the long term. Consistent with its one-time nature, the Special Equity Award Program is not part of our regular annual equity cycle, and One-Time PSU Awards were granted to eligible employees in the approved amounts during the period from March 31 through September 30,
2025.
The One‑Time PSU Awards under the Special Equity Award Program are subject to a rigorous, performance‑based design intended to align realized value directly with long‑term stockholder value creation and sustained service, consistent with our pay-for-performance philosophy. The performance vesting requirement for the One-Time PSU
Awards will be satisfied to the extent that the volume-weighted average closing price of the company’s common stock for any consecutive 90-calendar-day period equals or exceeds $60 per share on any day during the five-year performance period (the Stock-Price Performance Condition). This hurdle was set meaningfully above the company’s share price at the time the awards were approved (approximately 60% premium) so that value is delivered only with sustained stockholder value creation. To fully vest in a One-Time PSU Award, an employee must also remain employed through the fifth anniversary of the grant, subject to certain exceptions on a qualifying termination of employment (the
Time-Based Service Requirement). If the stock price goal is not achieved within the performance period, the entirety of the One-Time PSU Award will be forfeited.
Vesting of these One-Time PSU Awards will generally cease upon termination of continuous service for any reason except for termination due to death or disability, or termination without cause or for good reason in connection with certain change-in-control events of the company. Pursuant to the terms of the award agreements, in connection with a change in control, the Stock-Price Performance Condition, to the extent not satisfied, will be evaluated based on the change-in-control stock price. If the change-in-control stock price equals or exceeds $60, the Stock-Price Performance
Condition will be deemed satisfied, but the One-Time PSU Awards will generally remain subject to the Time-Based
Service Requirement, unless (i) the surviving corporation does not assume or substitute the award, or (ii) the participant experiences a qualifying termination in connection with the change in control, in which case the award will vest in accordance with the terms of the award agreements. If the change-in-control stock price is below $60, the One-
Time PSU Awards will be forfeited. A discussion of the treatment of the One-Time PSU Awards in connection with a termination or a change in control can be found under “Potential Payments Upon Termination or Change in Control”
below.

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Value of One-Time PSU Award (Special Equity Award Program)
In determining the Special Equity Award Program’s overall design and award sizing, the Compensation Committee considered market-based research from its compensation consultant and the overall goal of aligning all employee interests with shareholder interests. The Compensation Committee calibrated the value of the One-Time PSU Awards to approximately two times the value of an annual long-term incentive award for similarly situated employees at peer companies placed at the 50th percentile. The program was broad based, applying to all employees between March 31 through September 30, 2025, thereby reinforcing alignment and retention across the organization. Shares subject to the awards were converted using the 20-day trailing average stock price immediately preceding the applicable grant date, which the Compensation Committee believed provided a more stable and representative valuation methodology.
NEO Grants Under the One‑Time PSU Award (Special Equity Award Program)
The number of shares underlying the One-Time PSU Awards granted to our NEOs under the Special Equity Award
Program was as follows:

Name	Number of Shares Subject to One-Time PSU Awards
Michael M. Morrissey, Ph.D.	589,719
Christopher J. Senner	170,009
Dana T. Aftab, Ph.D.	132,819
Patrick J. Haley	159,383
Brenda J. Hefti, J.D., Ph.D.	34,533
Jeffrey J. Hessekiel, J.D. (1)	154,070
Amy C. Peterson, M.D. (1)	159,383
(1)The One-Time PSU Awards granted to Mr. Hessekiel and Dr. Peterson were forfeited in their entirety in connection with their departure from the company.
Dr. Amy C. Peterson’s Severance Compensation
In August 2025, Dr. Peterson concluded her service as Executive Vice President, Product Development & Medical Affairs
and Chief Medical Officer of the company. In connection with Dr. Peterson’s departure from the company which ended in a Covered Termination (as defined under the CIC Plan), the company and Dr. Peterson entered into a separation agreement in November 2025 (referred to herein as the Peterson Separation Agreement). Pursuant to the Peterson
Separation Agreement, Dr. Peterson and her designated recipient received severance payments and benefits to which she is entitled under the company’s CIC Plan, which included 12 months’ base salary, in the gross amount of $706,135.
In addition, under the CIC Plan, Dr. Peterson received payment equal to a pro rata portion of Dr. Peterson’s 2025 annual actual bonus, calculated based on the number of completed calendar months worked during 2025, plus an additional 60 calendar days deemed worked for purposes of the calculation. In addition, Dr. Peterson received a payment in consideration of (1) unvested stock options and restricted stock units forfeited in accordance with the 2017
Plan, in the gross amount of $1,000,000, and, (2) costs that would have been borne by the company for Dr. Peterson’s
COBRA continuation coverage under the company’s group health, dental or vision plans for 14 months following the termination date, less the premiums that would have been paid by Dr. Peterson at the amount charged to similarly situated active employees for comparable coverage, and reduced by applicable state and federal withholding taxes, the gross amount of $49,567. These payments are subject to the terms and conditions set forth in the Peterson Separation
Agreement, including execution and non-revocation of the release of claims attached thereto. In addition, Dr. Peterson received a tax gross-up for such subsidy of the cost of health care, dental and vision insurance coverage in the amount of $44,221. Dr. Peterson did not receive any other payments or benefits in connection with the termination of her employment.

84	Exelixis, Inc.

Other Compensation Information
Timing of Equity Awards
Annual grants of equity awards to our executive officers, including our NEOs, are generally determined and approved at pre-scheduled Compensation Committee meetings. The grant dates may coincide with these meeting dates or may be such other future date as agreed upon by the Compensation Committee. The Compensation Committee may
sometimes approve the equity award grants to executive officers and other employees in advance of its next scheduled meeting, either at a special meeting or by unanimous written consent, in connection with certain new hires, promotions and other circumstances where the Compensation Committee deems it appropriate to make such grants.
Equity grants made to promoted employees and new hires below the level of Executive Vice President are approved on a monthly basis by our Equity Award Committee, comprised solely of Dr. Morrissey, acting in his capacity as a director pursuant to authority delegated to him by the Compensation Committee, and the Compensation Committee
established a standard grant date for these promotion and new hire equity awards as the later of (a) the third business day of the next fiscal month following the employee’s hire date or effective date of promotion or (b) the actual date of approval by the Equity Award Committee. Promotion and new hire grants are made from a share pool and within guidelines for each job level, each as previously authorized by the Compensation Committee. All stock options are granted with an exercise price that is not less than the closing price of our common stock on The Nasdaq Global Select
Market on the grant date. We have no plan or practice to time equity grants in coordination with the release of non-
public information, and we do not time the release of non-public information to affect the value of executive compensation.
Stock Ownership Guidelines for NEOs
The Board maintains the following stock ownership guidelines for our NEOs to further align their financial interests with those of our stockholders, as well as to promote sound corporate governance:

Position	Ownership Level
Chief Executive Officer	Value equivalent to 6 times annual base salary
Other NEOs	Value equivalent to 3 times annual base salary
The ownership level for the Chief Executive Officer is equivalent to a value that is 6 times the annual base salary and for other NEOs, equivalent to a value that is 3 times the annual base salary. All NEOs are expected to achieve their stock ownership level within five years of becoming subject to these guidelines and credit is provided for shares held outright
(including shares owned through trusts, our 401(k) Plan, or by a spouse), as well as shares to be issued upon vesting of
RSUs and PSUs (to the extent such performance criteria has been achieved), in each case net of applicable taxes. No credit is provided for unearned PSUs or for any stock options. The values for all shares determined to be held by NEOs are based on the 200-day average stock price as of the measurement date. The stock ownership guidelines include procedures for granting exemptions in the case of severe financial hardship. As of February 27, 2026 all of our NEOs had met their respective stock ownership targets.

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Clawback Policy
We are dedicated to maintaining a culture of high integrity and accountability, and to discourage conduct harmful to our business and the interests of our various stakeholders. Our Clawback Policy applies to all forms of variable compensation (which excludes base salary) granted after the adoption of the Clawback Policy. An event triggering recoupment of such variable compensation under the Clawback Policy occurs when a covered employee (which includes all NEOs):

Misconduct		Material Harm
Commits a knowing violation
of a company policy or SEC
rules or regulations; or
Engages in the willful commission
of an act of fraud, dishonesty or
gross recklessness in the performance
or disregard of their duties
Misconduct contributes or could reasonably be expected to contribute to the material harm of our business.
AND

For clarity, “material harm” includes, but is not limited to, the requirement to prepare an accounting restatement for any fiscal quarter or year commencing after adoption of the Clawback Policy due to our material noncompliance with any financial reporting requirement. If triggered, then to the fullest extent permitted by law, we may recoup all variable compensation granted or paid to the covered employee during each fiscal year in which the covered employee’s misconduct occurred.
In addition, to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection
Act, as amended, and the related rules or regulations promulgated by the SEC and the Nasdaq, in November 2023 we adopted a supplemental recoupment policy, which is separate from and in addition to the Clawback Policy discussed above (such supplemental recoupment policy is referred to herein as the Supplemental Policy). The Supplemental
Policy provides for recovery of incentive-based compensation where the compensation is based on erroneously reported financial information, received by current or former executive officers, including our NEOs, during the three completed fiscal years immediately preceding the date on which the company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Subject to very limited exceptions, erroneously awarded compensation must be recouped by the company under the Supplemental Policy regardless of whether there is any misconduct or failure of oversight by any executive officer.
Accounting and Tax Considerations
Under ASC 718, we are required to estimate and record an expense for each award of equity compensation (including stock options, RSUs and PSUs) over the vesting period of the award. As long as stock options, RSUs and PSUs remain the sole components of our long-term compensation program, we expect to record stock-based compensation expense on an ongoing basis according to ASC 718. Compensation expense relating to awards subject to company specific performance conditions is recognized if it is probable that the performance goals will be achieved. The probability of achievement of such goals is assessed on a quarterly basis. Compensation expense relating to awards subject to market conditions is recognized regardless of the outcome of the market conditions. The Compensation Committee has considered, and may in the future consider, the grant of restricted stock to our executive officers in lieu of stock option grants, RSU and/or PSU awards.
Under Section 162(m) of the Internal Revenue Code (Section 162(m)), compensation paid to each of the company’s
“covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation
Committee will continue to consider tax implications as one factor in determining executive compensation, the
Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the NEOs in a manner consistent with the goals of the company’s executive compensation program and the best interests of the company and its stockholders, which may include providing for compensation that is not deductible by the company due to the deduction limit under Section 162(m).

86	Exelixis, Inc.

Compensation Policies and Practices as They Relate to Risk Management
In 2025, the Compensation Committee reviewed our compensation policies and practices and concluded that the mix and design of these policies and practices are not reasonably likely to encourage our employees to take excessive risks. In connection with its evaluation, the Compensation Committee considered, among other things, the structure, philosophy and design characteristics of our primary incentive compensation plans and programs in light of our risk management and governance procedures, as well as other factors that may calibrate or balance potential risk-taking incentives. Based on this assessment, the Compensation Committee concluded that risks arising from our compensation policies and practices for all employees, including executive officers, are not reasonably likely to have a material adverse effect on us.

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Table of Contents	Compensation Committee Report
COMPENSATION COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange
Commission and is not deemed to be incorporated by reference in any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Compensation Committee of the Board of Directors of Exelixis, Inc., consisting solely of independent directors, has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy
Statement and, based on this review and discussion, the Compensation Committee recommended to the Board of
Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our
Annual Report on Form 10-K for the year ended January 2, 2026.
Compensation Committee:
Julie A. Smith, Chair
S. Gail Eckhardt
Robert L. Oliver, Jr.
Stelios Papadopoulos

88	Exelixis, Inc.

Summary of Compensation

The following table shows for the fiscal years ended January 2, 2026, January 3, 2025, and December 29, 2023 (referred to as fiscal 2025, fiscal 2024 and fiscal 2023, respectively), compensation awarded to, paid to or earned by our NEOs.
Summary Compensation Table

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)		Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)		Total ($)
Michael M. Morrissey, Ph.D.	2025	1,306,040	—	30,539,552		—	1,382,591	11,000		33,239,183
President and Chief	2024	1,252,636	—	10,012,388		—	1,456,024	11,000		12,732,048
Executive Officer	2023	1,192,001	—	14,259,313		—	960,993	11,000		16,423,307
Christopher J. Senner	2025	822,823	—	9,343,867		—	470,782	11,000		10,648,472
Executive Vice President	2024	788,288	—	3,402,273		—	478,599	11,000		4,680,160
and Chief Financial Officer	2023	746,726	—	3,888,899		—	301,006	11,000		4,947,631
Dana T. Aftab, Ph.D.	2025	659,058	—	9,479,940	(8)	—	397,250	11,000		10,547,248
Executive Vice President,	2024	619,316	—	2,624,591		—	361,671	11,000		3,616,578
Research and Development	2023	577,920	—	4,770,110		—	294,112	11,000		5,653,142
Patrick J. Haley Executive Vice President, Commercial	2025	621,321	—	8,061,792			327,303	11,000		9,021,416
Brenda J. Hefti, J.D., Ph.D. Senior Vice President and General Counsel	2025	454,545	—	3,451,975	(9)	—	286,751	11,000		4,204,271
Jeffrey J. Hessekiel, J.D. (11)	2025	672,374	—	8,309,218	(10)	—	—	11,000		8,992,592
Former Executive Vice President, General Counsel	2024	685,882	—	2,624,591	(10)	—	415,243	11,000		3,736,716
	2023	657,175	—	3,629,606	(10)	—	264,908	11,000		4,562,689
Amy C. Peterson, M.D.	2025	614,496	—	8,442,574	(12)	—	—	2,088,964	(13)	11,146,034
Former Executive Vice President, Medical Affairs, and Chief Medical Officer	2024	654,337	—	3,402,273	(12)	—	378,405	11,000		4,446,015
	2023	201,846	265,530	5,220,000	(12)	1,590,000	90,470	11,000		7,378,846
(1)The compensation reflected in the Summary Compensation Table reflects a 52-week period for fiscal 2025, a 53-week period for fiscal 2024, and a 52-week period for fiscal 2023.
(2)Amounts shown in this column represent the amount actually earned by each NEO for the indicated fiscal year. For information regarding 2025 base salaries, please see “Compensation Discussion and Analysis—2025 Compensation Decisions—2025 Base
Salaries.”
(3)Amounts shown in this column reflect the discretionary portion of the cash bonus of $165,530 awarded to Dr. Peterson under our Annual Cash Bonus Plan for fiscal 2023, as well as the sign-on bonus of $100,000 that Dr. Peterson received in fiscal 2023.
(4)Amounts shown in this column reflect the aggregate grant date fair value in the indicated fiscal year for the RSU and PSU awards as computed in accordance with ASC 718 and do not reflect compensation actually received or the amount that may be realized in the future by the NEOs. With respect to PSU awards granted to the NEOs in February 2025 and the One-Time PSU
Awards granted in March 2025, the grant date fair values, as computed in accordance with ASC 718 and presented in the table above, are based upon a Monte Carlo simulation model, which was $47.58 and $25.10 per share, respectively, for each NEO.
Accordingly, the positive amounts set forth in the table for fiscal 2025 reflect the sum of (i) the aggregate grant date fair value for RSUs granted, using the closing stock price of $37.53 per share of our common stock on the February 26, 2025 grant date
(and for the RSU award of 50,673 shares granted to Dr. Aftab in connection with his promotion, $38.64 per share of our common stock on the October 8, 2025 grant date; and for the RSU award of 30,170 shares granted to Dr. Hefti in connection with her promotion, $44.01 per share of our common stock on the December 3, 2025 grant date), (ii) the aggregate grant date fair value for the target number of PSUs granted in February 2025, using the Monte Carlo simulation model price of $47.58 per share, and (iii) the aggregate grant date fair value for the number of One-Time PSU Awards granted in March 2025, using the

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Table of Contents	Compensation of Executive Officers | Summary of Compensation
Monte Carlo simulation model price of $25.10 per share, and in each case excluding estimates of forfeiture. A description of the
Monte Carlo simulation model and the assumptions used to calculate the value of the RSUs and PSUs granted in 2025 is set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2026, filed with the SEC on February 10, 2026. A breakdown of the grant date fair values of (i) the RSUs granted to each NEO during fiscal 2025, (ii) the PSUs granted to each NEO in February 2025, assuming each of “Target
Achievement” (i.e., “Target Payout”) and “Maximum Achievement” (i.e., “Maximum Payout”) of the 2025 Relative TSR Goal,
and (iii) the One-Time PSU Awards granted to each NEO in March 2025 assuming achievement of the Stock-Price Performance
Condition and Time-Based Service Requirement, and excluding estimates of forfeiture in the case of all such RSUs and PSUs, is as follows:

Name	Grant Value of RSUs Granted in 2025 ($)	Grant Value of PSUs Granted in February 2025 (Target Payout) ($)	Grant Value of PSUs Granted in February 2025 (Maximum Payout) ($)	Grant Value of One-Time PSU Awards Granted in March 2025 ($)
Michael M. Morrissey, Ph.D.	6,939,635	8,797,970	15,396,412	14,801,947
Christopher J. Senner	2,238,589	2,838,052	4,966,591	4,267,226
Dana T. Aftab, Ph.D.	3,804,818	2,341,364	4,097,352	3,333,757
Patrick J. Haley	1,790,857	2,270,422	3,973,215	4,000,513
Brenda J. Hefti, J.D., Ph.D.	1,882,250	702,947	1,230,133	866,778
Jeffrey J. Hessekiel, J.D.	1,958,766	2,483,295	4,345,767	3,867,157
Amy C. Peterson, M.D.	1,958,766	2,483,295	4,345,767	4,000,513
For a description of the 2025 PSU awards and the One-Time PSU Awards granted during fiscal 2025, please see “Compensation
Discussion and Analysis—2025 Compensation Decisions—2025 Long-Term Incentive Awards” and “Compensation Discussion and
Analysis—2025 Compensation Decisions—2025 One-Time PSU Award (Special Equity Award Program)” above.
With respect to PSU awards granted to the applicable NEOs during fiscal 2024 (other than Mr. Haley and Dr. Hefti who were not
NEOs in fiscal 2024), the grant date fair values, as computed in accordance with ASC 718 and presented in the table above, are based upon a Monte Carlo simulation model, which was $19.90 per share for each NEO. Accordingly, the positive amounts set forth in the table for fiscal 2024 reflect the sum of (i) the aggregate grant date fair value for RSUs granted, using the closing stock price of $21.53 per share of our common stock on the February 23, 2024 grant date, and (ii) the aggregate grant date fair value for the target number of PSUs granted, using the Monte Carlo simulation model price of $19.90 per share, and in each case excluding estimates of forfeiture. A description of the Monte Carlo simulation model and the assumptions used to calculate the value of the RSUs and PSUs granted in 2024 is set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, filed with the SEC on February 11, 2025. A breakdown of the grant date fair values of (i) the
RSUs granted to each NEO (other than Mr. Haley and Dr. Hefti) during fiscal 2024 and (ii) the PSUs granted to each NEO during fiscal
2024, assuming each of Target Payout and Maximum Payout of the 2024 Relative TSR Goal (defined as our Relative TSR over a three-
year period ending January 1, 2027), and excluding estimates of forfeiture in the case of all such RSUs and PSUs, is as follows:

Name	Grant Value of RSUs Granted in 2024 ($)	Grant Value of PSUs Granted in 2024 (Target Payout) ($)	Grant Value of PSUs Granted in 2024 (Maximum Payout) ($)
Michael M. Morrissey, Ph.D.	5,203,155	4,809,233	8,416,148
Christopher J. Senner	1,768,065	1,634,208	2,859,849
Dana T. Aftab, Ph.D.	1,363,926	1,260,665	2,206,154
Jeffrey J. Hessekiel, J.D.	1,363,926	1,260,665	2,206,154
Amy C. Peterson, M.D.	1,768,065	1,634,208	2,859,849
With respect to PSU awards granted to the applicable NEOs during fiscal 2023 (other than Dr. Peterson, who did not receive a PSU award in fiscal 2023 and Mr. Haley and Dr. Hefti who were not NEOs in fiscal 2023), the grant date fair values, as computed in accordance with ASC 718 and presented in the table above, are based upon a Monte Carlo simulation model, which was $26.05 per

90	Exelixis, Inc.
share for each NEO. Accordingly, the positive amounts set forth in the table for fiscal 2023 reflect the sum of (i) the aggregate grant date fair value for RSUs granted, using the closing stock price of $19.48 per share of our common stock on the April 3, 2023 grant date (and for the RSU award of 240,000 shares granted to Dr. Peterson in connection with her hiring, $21.75 per share of our common stock on the August 24, 2023 hire date; and for the RSU award of 100,000 shares to Dr. Aftab in connection with his promotion, $16.59 per share of our common stock on the January 5, 2023 grant date), and (ii) the aggregate grant date fair value for the target number of PSUs granted, using the Monte Carlo simulation model price of $26.05 per share, and in each case excluding estimates of forfeiture. A description of the Monte Carlo simulation model and the assumptions used to calculate the value of the
RSUs and PSUs granted in 2023 is set forth in Note 8 of the Notes to Consolidated Financial Statements included in our Annual
Report on Form 10-K for the fiscal year ended December 29, 2023, filed with the SEC on February 6, 2024. A breakdown of the grant date fair values of (i) the RSUs granted to each NEO during fiscal 2023 and (ii) the PSUs granted to each NEO (other than Dr.
Peterson) during fiscal 2023, assuming each of Target Payout and Maximum Payout of the 2023 Relative TSR Goal (defined as our
Relative TSR over a three-year period ending January 2, 2026), and excluding estimates of forfeiture in the case of all such RSUs and
PSUs, is as follows:

Name	Grant Value of RSUs Granted in 2023 ($)	Grant Value of PSUs Granted in 2023 (Target Payout) ($)	Grant Value of PSUs Granted in 2023 (Maximum Payout) ($)
Michael M. Morrissey, Ph.D.	6,100,844	8,158,469	14,277,302
Christopher J. Senner	1,663,865	2,225,035	3,893,811
Dana T. Aftab, Ph.D.	2,990,088	1,780,023	3,115,033
Jeffrey J. Hessekiel, J.D.	1,552,926	2,076,680	3,634,183
Amy C. Peterson, M.D.	5,220,000	—	—
For a description of the PSU awards granted during fiscal 2023, please see “Compensation Discussion and Analysis—2025
Compensation Decisions—2023 Long-Term Incentive Awards Achievements” above.
(5)Amounts shown reflect the aggregate grant date fair value in the indicated fiscal year for the option award as computed in accordance with ASC 718 and do not reflect compensation actually received or the amount that may be realized in the future by the NEO. The assumptions used to calculate the value of option awards are set forth in Note 9 of the Notes to Consolidated
Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2026, filed with the SEC on February 10, 2026. Upon Dr. Peterson’s termination of service in August 2025, all vesting of this new hire option award ceased, and the remaining 80,000 shares subject to the new hire option award, which remained unvested as of her termination of service, were forfeited.
(6)Amounts shown in this column represent the portion of the cash bonuses awarded under our Annual Cash Bonus Plan that was based on the Compensation Committee’s assessment of the achievement of pre-determined corporate goals. The discretionary portion of Dr. Peterson’s 2023 Annual Cash Bonus (of $165,530) is reported in the “Bonus” column.
(7)Amounts shown reflect the matching contributions of $11,000 made to the 401(k) Plan for each NEO.
(8)Amount shown reflects the grant date fair value of the time-based RSU award granted to Dr. Aftab in connection with his promotion to Executive Vice President, Research and Development, as computed in accordance with ASC 718. The grant date fair value of the RSU award was measured based on the closing price of $38.64 per share of our common stock on the October
8, 2025 award date.
(9)Amount shown reflects the grant date fair value of the time-based RSU award granted to Dr. Hefti in connection with her promotion to Senior Vice President and General Counsel, as computed in accordance with ASC 718. The grant date fair value of the RSU award was measured based on the closing price of $44.01 per share of our common stock on the December 3, 2025 award date.
(10)The PSU award and RSU award granted to Mr. Hessekiel in February 2025, the One-Time PSU Award granted to Mr. Hessekiel in
March 2025, and the unvested portions of the PSU awards and RSU awards granted to Mr. Hessekiel in February 2024 and April
2023 were forfeited in their entirety in connection with his resignation from the company in November 2025.
(11)Mr. Hessekiel did not receive any severance payments in connection with his resignation from the company in November 2025.
(12)The PSU award and RSU award granted to Dr. Peterson in February 2025, the One-Time PSU Award granted to Dr. Peterson in
March 2025, and the unvested portions of the PSU awards and RSU awards granted to Dr. Peterson in February 2024, and the unvested portions of the new hire RSU award granted to Dr. Peterson in August 2023, were forfeited in their entirety upon her termination of service in August 2025.
(13)Amount shown reflects (i) severance payments made to Dr. Peterson pursuant to the Peterson Separation Agreement, including
(1) twelve months’ base salary in the amount of $706,135, (2) payment equal to a pro rata portion of Dr. Peterson’s 2025 actual

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Annual Cash Bonus, calculated based on the number of completed calendar months worked during 2025, plus an additional sixty (60) calendar days deemed worked for purposes of this calculation, in the amount of $278,041, (3) an amount in consideration of any unvested stock options, RSUs and PSUs forfeited pursuant to the terms of the 2017 Plan, in the gross amount of $1,000,000, (4) subsidy of the cost of her fourteen months’ health care, dental and vision insurance coverage, in the amount of $49,567; (ii) tax gross-up for such subsidy of the cost of health care, dental and vision insurance coverage in the amount of $44,221; and (iii) the matching contributions of $11,000 made to the 401(k) Plan for Dr. Peterson. For more information regarding the terms and severance payments made in connection with Dr. Peterson’s separation, please see
“Compensation Discussion and Analysis—2025 Compensation Decisions—Dr. Amy Peterson’s Severance Compensation” above.
Grants of Plan-Based Awards

The following table shows for the fiscal year ended January 2, 2026 certain information regarding grants of plan-based awards to the NEOs:
Grants of Plan-Based Awards in Fiscal 2025

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael M. Morrissey, Ph.D.
	2/26/2025		—	—	—	—	—	—	184,909	6,939,635
	2/26/2025		—	—	—	92,454	184,909	323,590	—	8,797,970
	3/31/2025	(3)	—	—	—	—	589,719	—	—	14,801,947
	N/A		—	1,316,753	1,975,130	—	—	—	—	—
Christopher J. Senner
	2/26/2025		—	—	—	—	—	—	59,648	2,238,589
	2/26/2025		—	—	—	29,824	59,648	104,384	—	2,838,052
	3/31/2025	(3)	—	—	—	—	170,009	—	—	4,267,226
	N/A		—	414,786	684,397	—	—	—	—	—
Dana T. Aftab, Ph.D.
	2/26/2025		—	—	—	—	—	—	49,209	1,846,814
	2/26/2025		—	—	—	24,604	49,209	86,115	—	2,341,364
	3/31/2025	(3)	—	—	—	—	132,819	—	—	3,333,757
	10/8/2025		—	—	—	—	—	—	50,673	1,958,005
	N/A		—	350,000	577,500	—	—	—	—	—
Patrick J. Haley
	2/26/2025		—	—	—	—	—	—	47,718	1,790,857
	2/26/2025		—	—	—	23,858	47,718	83,506	—	2,270,422
	3/31/2025	(3)	—	—	—	—	159,383	—	—	4,000,513
	N/A		—	313,209	516,794	—	—	—	—	—
Brenda J. Hefti, J.D., Ph.D.
	2/26/2025		—	—	—	—	—	—	14,774	554,468
	2/26/2025		—	—	—	7,386	14,774	25,854	—	702,947
	3/31/2025	(3)	—	—	—	—	34,533	—	—	866,778
	12/3/2025		—	—	—	—	—	—	30,170	1,327,782
	N/A		—	183,750	367,500	—	—	—	—	—

92	Exelixis, Inc.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jeffrey J. Hessekiel, J.D.
	2/26/2025	(6)	—	—	—	—	—	—	52,192	1,958,766
	2/26/2025	(6)	—	—	—	26,096	52,192	91,336	—	2,483,295
	3/31/2025	(3)(6)	—	—	—	—	154,070	—	—	3,867,157
	N/A		—	359,877	593,797	—	—	—	—	—
Amy C. Peterson, M.D.
	2/26/2025	(7)	—	—	—	—	—	—	52,192	1,958,766
	2/26/2025	(7)	—	—	—	26,096	52,192	91,336	—	2,483,295
	3/31/2025	(3)(7)	—	—	—	—	159,383	—	—	4,000,513
	N/A		—	353,068	582,561	—	—	—	—	—
(1)    The dollar amount represents the target and maximum amounts of each NEO’s potential annual cash bonus award pursuant to our Annual Cash Bonus Plan for fiscal 2025. The amounts shown under “Target” reflect the applicable target payment under the
Annual Cash Bonus Plan if (i) we achieved 100% of the pre-determined 2025 corporate goals established by the Compensation
Committee, and (ii) each NEO’s individual performance percentage was assessed at 100% by the Compensation Committee (or, for Dr. Hefti, the Equity Award Committee) with respect to his or her contributions toward the achievement of our corporate goals. The amounts shown under “Maximum” reflect the applicable maximum payment established by the Compensation
Committee under the Annual Cash Bonus Plan if (i) we achieved 150% of the pre-determined 2025 corporate goals established by the Compensation Committee, and (ii) each NEO’s individual performance percentage was assessed at 200% by the
Compensation Committee (or, for Dr. Hefti, the Equity Award Committee) with respect to his or her contributions toward the achievement of our corporate goals and the departmental achievements in each NEO’s area of responsibility that drove the achievement of such corporate goals; provided, however, that pursuant to the Annual Cash Bonus Plan, neither the corporate performance percentage nor the individual performance percentage may exceed 200% in any given year. There is no threshold or minimum possible payment under the Annual Cash Bonus Plan. For more information regarding our Annual Cash Bonus Plan, please see “Compensation Discussion and Analysis—2025 Compensation Decisions—2025 Annual Cash Bonuses” above.
(2)The PSU award was granted in February 2025 pursuant to our 2017 Plan to all NEOs as part of the LTIP for fiscal 2025. The PSU award will vest in accordance with the following: if the 2025 Relative TSR Goal is achieved at the end of the performance period from January 3, 2025 through December 31, 2027, at or above the threshold level of performance, (i) 50% of the 2025 PSU
Certified Shares will vest upon the Compensation Committee’s certification of such achievement after the end of the performance period, and (ii) 50% of the 2025 PSU Certified Shares will vest on the first quarterly vesting date (i.e., February
15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). For clarification, (i) shares of common stock subject to the award will be eligible to vest if and only if the 2025 Relative TSR Goal is achieved at or above the threshold level of performance, and failure to achieve the threshold level of performance set forth in the 2025 Relative TSR Goal will result in forfeiture of 100% of the PSU award, and (ii) the level of achievement of the 2025 Relative TSR Goal will not be determined by the Compensation
Committee until after the end of the three-year performance period on December 31, 2027. For more information regarding the PSUs granted in 2024, please see “Compensation Discussion and Analysis—2025 Compensation Decisions—2025 Long-Term
Incentive Awards—2025 PSU Awards” above.
(3)The One-Time PSU Awards were granted in March 2025 pursuant to our 2017 Plan to all employees of the company, including our NEOs in fiscal 2025. The One-Time PSU Awards will vest only upon the satisfaction of both the Stock-Price Performance
Condition and any Time-Based Service Requirement, as applicable, by the end of the five-year performance period from March
31, 2025 through March 31, 2030 (the One-Time PSU Performance Period). If the Stock-Price Performance Condition is not
achieved during the One-Time PSU Performance Period, the One-Time PSU Award will be forfeited in its entirety.  For more information regarding the One-Time PSU Awards granted to NEOs in 2025, please see “Compensation Discussion and Analysis—
2025 Compensation Decisions—2025 One Time PSU Award (Special Equity Award Program)” above.
(4)The RSU award was granted in February 2025 pursuant to our 2017 Plan to all NEOs as part of the LTIP for fiscal 2025. The RSU award will vest as to 1/4th of the shares subject to each RSU award on May 15, 2026 and thereafter as to 1/4th of the number of shares subject to the RSU award on each May 15th until fully vested (assuming that such RSUs are not accelerated).
(5)Amounts shown in this column do not reflect compensation actually received or amounts that may be realized in the future by the NEOs. The amounts shown in this column reflect the aggregate grant date fair value in fiscal year 2025 for the RSU and PSU awards and One-Time PSU Awards as computed in accordance with ASC 718. The assumptions used to calculate the grant date

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fair value of the PSU awards are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual
Report on Form 10-K for the fiscal year ended January 2, 2026, filed with the SEC on February 10, 2026. The grant date fair values of the 2025 PSU award and One-Time PSU Award, as computed in accordance with ASC 718, granted to each NEO, presented in the table above are based upon a price of $47.58 and $25.10 per share for each NEO, respectively, based on the
Monte Carlo simulation model. For additional information regarding the values of the PSU awards and One-Time PSU Awards granted to each NEO during fiscal 2025, see Footnote 4 to the Summary Compensation Table above. The grant date fair value of the RSU awards were measured based on the closing price of our common stock on the date of grant. No stock option awards were granted to our NEOs during fiscal 2025.
(6)In connection with Mr. Hessekiel’s resignation from the company in November 2025, the PSU award and RSU award granted to
Mr. Hessekiel in February 2025 and the One-Time PSU Award granted to Mr. Hessekiel in March 2025, were forfeited in their entirety, and he received no payment under the Annual Cash Bonus Plan for fiscal 2025.
(7)In connection with Dr. Peterson’s departure from the company in August 2025 the PSU award and RSU award granted to Dr.
Peterson in February 2025 and the One-Time PSU Award granted to Dr. Peterson in March 2025, were forfeited in their entirety, and pursuant to the Peterson Separation Agreement and the company’s CIC Plan, Dr. Peterson received a payment equal to a pro rata portion of her 2025 actual Annual Cash Bonus, calculated based on the number of completed calendar months Employee worked in the 2025 fiscal year, plus an additional sixty (60) calendar days deemed worked for purposes of this calculation.
Compensation Arrangements

Base Salaries. For a description of actions taken by the Compensation Committee with respect to base salaries for our
NEOs for fiscal 2025, please see “Compensation Discussion and Analysis—2025 Compensation Decisions—2025 Base
Salaries” above.
Annual Cash Bonuses. In 2018, we adopted our Annual Cash Bonus Plan that provides for annual bonus awards based on our corporate performance, including achievement against pre-determined corporate goals and the individual contributions of each NEO toward the achievement of such corporate goals. For more information regarding our
Annual Cash Bonus Plan, please see “Compensation Discussion and Analysis—2025 Compensation Decisions—2025
Annual Cash Bonuses” above.
Stock Awards and Option Awards. Our 2017 Plan provides for the grant of RSUs, PSUs and time-based and performance-based stock options to our NEOs and other employees. In February 2025, we granted PSU awards, which will only vest following our achievement of the 2025 Relative TSR Goal, to all of our NEOs, as well as time-based equity awards in the form of RSUs to all of our NEOs. For information regarding PSU and RSU awards granted to the NEOs in fiscal 2025, including the number of underlying shares and vesting conditions related thereto, please see
“Compensation Discussion and Analysis—2025 Compensation Decisions—2025 Long-Term Incentive Awards” above.
One-Time PSU Awards (Special Equity Award Program). In March 2025, following recommendation by the
Compensation Committee, the Board approved the One-Time PSU Award under the 2017 Plan for all employees of the company, including its NEOs. The One-Time PSU Awards will vest only upon the satisfaction of both the Stock-Price
Performance Condition and any Time-Based Service Requirement, as applicable, by the end of the One-Time PSU
Performance Period. If the Stock-Price Performance Condition is not achieved during the One-Time PSU Performance
Period, the One-Time PSU Awards will be forfeited in its entirety. For more information regarding the One-Time PSU
Awards granted to NEOs in 2025, please see “Compensation Discussion and Analysis—2025 Compensation Decisions—
2025 One Time PSU Award (Special Equity Award Program)” above.
Employment Agreements. We have no employment agreements with our NEOs.
Change in Control and Severance Benefit Plan. Each of our NEOs participates in our Change in Control and Severance
Benefit Plan, a description of which is included below under the heading “Potential Payments Upon Termination or
Change in Control.”
Other Compensatory Arrangements. Please see “Compensation Discussion and Analysis—Compensation Elements—
Other Compensation and Benefits” above for a description of other executive compensatory arrangements, including our 401(k) Plan and other benefits.

94	Exelixis, Inc.

Outstanding Equity Awards at Fiscal Year-End

The following table shows certain information regarding outstanding equity awards as of January 2, 2026 for the NEOs
(other than Dr. Peterson, who left the company in August 2025, and Mr. Hessekiel, who left the company in November
2025, and for whom there were no outstanding equity awards of the company as of January 2, 2026).
Outstanding Equity Awards at January 2, 2026

		Option Awards(1)				Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael M. Morrissey, Ph.D.	3/4/2021	494,700		21.31	3/3/2028
	3/4/2022					67,604		2,946,182
	3/4/2022					236,614	(4)	10,311,638
	4/3/2023					156,593		6,824,323
	4/3/2023					548,073	(5)	23,885,021
	2/23/2024					181,253		7,899,006
	2/23/2024								241,670	(6)	10,531,979
	2/26/2025								92,454	(7)	4,029,145
	2/26/2025					184,909		8,058,334
	3/31/2025								589,719	(8)	25,699,954
Christopher J. Senner	3/4/2022					18,997		827,889
	3/4/2022					66,487	(4)	2,897,503
	4/3/2023					42,708		1,861,215
	4/3/2023					149,474	(5)	6,514,077
	2/23/2024					61,591		2,684,136
	2/23/2024								82,121	(6)	3,578,833
	2/26/2025								29,824	(7)	1,299,730
	2/26/2025					59,648		2,599,460
	3/31/2025								170,009	(8)	7,408,992
Dana T. Aftab, Ph.D.	3/4/2022					14,873		648,165
	3/4/2022					52,053	(4)	2,268,470
	1/5/2023					50,000	(9)	2,179,000
	4/3/2023					34,166		1,488,954
	4/3/2023					119,578	(5)	5,211,209
	2/23/2024					47,513		2,070,617
	2/23/2024								63,350	(6)	2,760,793
	2/26/2025								24,604	(7)	1,072,242
	2/26/2025					49,209		2,144,528
	3/31/2025								132,819	(8)	5,788,252
	10/8/2025					50,673	(10)	2,208,329

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Table of Contents	Compensation of Executive Officers | Outstanding Equity Awards at Fiscal Year-End

		Option Awards(1)				Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Patrick J. Haley	3/4/2022					17,679		770,451
	3/4/2022					61,876	(4)	2,696,556
	4/3/2023					39,860		1,737,099
	4/3/2023					139,508	(5)	6,079,759
	2/23/2024					47,513		2,070,617
	2/23/2024								63,350	(6)	2,760,793
	2/26/2025								23,858	(7)	1,039,732
	2/26/2025					47,718		2,079,550
	3/31/2025								159,383	(8)	6,945,911
Brenda J. Hefti, J.D., Ph.D.	3/4/2022					5,775		251,675
	3/4/2022					14,789	(4)	644,505
	2/29/2024					10,704		466,480
	2/29/2024								14,272	(6)	621,974
	2/26/2025								7,386	(7)	321,882
	2/26/2025					14,774		643,851
	3/31/2025								34,533	(8)	1,504,948
	12/3/2025					30,170	(11)	1,314,809
(1)  Option awards were issued under our 2017 Plan and are subject to time-based vesting and expire seven years from the date of grant or earlier upon termination of continuous service. Vesting of option awards granted under the 2017 Plan is set forth in the applicable footnote accompanying the entry. Option awards granted pursuant to our 2017 Plan subject to time-based vesting vest as to 1/4th of the original number of shares subject to the option on the one-year anniversary of the vesting commencement date and thereafter as to 1/48th of the original number of shares subject to the option on each monthly anniversary of the vesting commencement date. Vesting of all options issued to our NEOs are subject to acceleration as described under “Potential Payments Upon Termination or Change in Control” below.
(2)  Amounts included here represent the outstanding RSU awards, PSU awards, and One-Time PSU Awards, which were issued under our 2017 Plan. RSU awards generally vest as to 1/4th of the original number of shares subject to the RSU award on the first established RSU vesting date following the one-year anniversary of the grant date and thereafter as to 1/4th of the original number of shares subject to the RSU award on each anniversary of the first established RSU vesting date following the one-year anniversary of the grant date, until fully vested. We have established February 15th, May 15th, August 15th and November 15th
as quarterly vesting dates. Vested shares will be delivered to the NEOs on the applicable quarterly vesting date, provided that delivery may be delayed pursuant to the terms of the award agreement. PSU awards granted pursuant to our 2017 Plan vest based on the achievement of certain performance targets set by the Compensation Committee as described below in Footnotes
4, 5, 6, and 7. In addition, One-Time PSU Awards granted pursuant to our 2017 Plan vest based on the achievement of the
Stock-Price Performance Condition and Time-Based Service Requirement as described below in Footnote 8. Vesting of all RSU awards, PSU awards and One-Time PSU Awards issued to our NEOs are subject to acceleration as described under “Potential
Payments Upon Termination or Change in Control” below.
(3)  For purposes of determining market value, we assumed a stock price of $43.58, the closing sale price per share of our common stock on January 2, 2026, the last business day of our last fiscal year.
(4)Holders of 2022 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2022 Relative TSR Goal (defined as our Relative TSR over the 2022 PSU Performance Period and such number of shares earned from the 2022 PSU awards referred to as the 2022 PSU Certified Shares). 50% of the 2022 PSU Certified Shares
vest upon the Compensation Committee’s certification after the end of the 2022 PSU Performance Period, and 50% of the 2022
PSU Certified Shares vest on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th)
following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). Because the performance criteria have been achieved within the 2022 PSU Performance Period, on January 16,
2025, the Compensation Committee certified maximum achievement for the 2022 PSU awards, resulting in the immediate vesting of 50% of the 2022 PSU Certified Shares. The remaining 50% vested on February 15, 2026. For more information

96	Exelixis, Inc.

regarding the PSUs granted in 2022, please see "Compensation Discussion and Analysis - 2025 Compensation Decisions - 2025
Long-Term Incentive Awards - 2022 Long-Term Incentive Awards Achievements" above.
(5)Holders of 2023 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2023 Relative TSR Goal (defined as our Relative TSR over the 2023 PSU Performance Period and such number of shares earned from the 2023 PSU awards referred to as the 2023 PSU Certified Shares). 50% of the 2023 PSU Certified Shares
vest upon the Compensation Committee’s certification after the end of the 2023 PSU Performance Period, and 50% of the 2023
PSU Certified Shares vest on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th)
following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). Because the performance criteria have been achieved within the 2023 PSU Performance Period, on January 15,
2026, the Compensation Committee certified maximum achievement for the 2023 PSU awards, resulting in the immediate vesting of 50% of the 2023 PSU Certified Shares and the remaining 50% will vest on February 15, 2027. For more information regarding the PSUs granted in 2023, "Compensation Discussion and Analysis - 2025 Compensation Decisions - 2025 Long-Term
Incentive Awards - 2023 Long-Term Incentive Awards Achievements" above.
(6)Holders of 2024 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2024 Relative TSR Goal (defined as our Relative TSR over the three-year performance period beginning December
30, 2023 and concluding on January 1, 2027, referred to as the 2024 PSU Performance Period, and such number of shares that may be earned from the 2024 PSU awards referred to as the 2024 PSU Certified Shares). 50% of the 2024 PSU Certified Shares
vest upon the Compensation Committee’s certification after the end of the 2024 PSU Performance Period, and 50% of the 2024
PSU Certified Shares vest on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th)
following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). The 2024 PSU awards will be forfeited if the performance condition at or above a threshold level is not achieved by the end of the 2024 PSU Performance Period. For purposes of these calculations in the table above, we assumed a target level of achievement with respect to the 2024 Relative TSR Goal for the 2024 PSU awards.
(7)Holders of 2025 PSU awards may earn up to 175% of the target number of shares depending on the level of achievement with respect to the 2025 Relative TSR Goal (defined as our Relative TSR over the three-year performance period beginning January 4,
2025 and concluding on December 31, 2027, referred to as the 2025 PSU Performance Period, and such number of shares earned from the 2025 PSU awards referred to as the 2025 PSU Certified Shares). 50% of the 2025 PSU Certified Shares vest upon the Compensation Committee’s certification after the end of the performance period, and 50% of the 2025 PSU Certified
Shares vest on the first quarterly vesting date (i.e., February 15th, May 15th, August 15th and November 15th) following the one-year anniversary of the Compensation Committee’s certification (assuming that such PSUs are not accelerated). The 2025
PSU awards will be forfeited if the performance condition at or above a threshold level is not achieved by the end of the 2025
PSU Performance Period. For purposes of these calculations in the table above, we assumed a threshold level of achievement with respect to the 2025 Relative TSR Goal for the 2025 PSU awards. For more information regarding the PSUs granted in 2025, please see “Compensation Discussion and Analysis—2025 Compensation Decisions—2025 Long-Term Incentive Awards—2025
PSU Awards” above.
(8)The One-Time PSU Awards granted in March 2025 will vest only upon the satisfaction of both the Stock-Price Performance
Condition and any Time-Based Service Requirement, as applicable, by the end of the One-Time PSU Performance Period. If the
Stock‑Price Performance Condition is not achieved during the One-Time PSU Performance Period, the One‑Time PSU Awards
will be forfeited in their entirety. For purposes of these calculations in the table above, we assumed achievement of both the
Stock-Price Performance Condition and Time-Based Service Requirement. For more information regarding the One‑Time PSU
Awards granted to NEOs in fiscal 2025, please see “Compensation Discussion and Analysis—2025 Compensation Decisions—
2025 One‑Time PSU Award (Special Equity Award Program)” above.
(9)The RSU award granted to Dr. Aftab in January 2023 in connection with his prior promotion to Executive Vice President,
Discovery and Translational Research and Chief Scientific Officer vested as to 1/4th of the shares subject to the RSU award on
February 15, 2024, as to the 1/4th of the shares subject to the RSU award on February 15, 2025 and thereafter will vest as to
1/4th of the number of shares subject to the RSU award on each February 15th until fully vested (assuming that such RSUs are not accelerated).
(10)The RSU award granted to Dr. Aftab in October 2025 in connection with his promotion to Executive Vice President, Research &
Development will vest as to 1/4th of the shares subject to the RSU award on November 15, 2026 and thereafter will vest as to
1/4th of the number of shares subject to the RSU award on each November 15th until fully vested (assuming that such RSUs are not accelerated).
(11)The RSU award granted to Dr. Hefti in December 2025 in connection with her promotion will vest as to 1/4th of the shares subject to the RSU award on February 15, 2027 and thereafter will vest as to 1/4th of the number of shares subject to the RSU award on each February 15th until fully vested (assuming that such RSUs are not accelerated).

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Table of Contents	Compensation of Executive Officers | Option Exercises and Stock Vested
Option Exercises and Stock Vested

The following table includes certain information with respect to stock options exercised and stock awards that vested during the fiscal year ended January 2, 2026.
Options Exercised and Stock Vested in Fiscal 2025

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael M. Morrissey, Ph.D.	308,365	7,971,235	568,116	22,412,128
Christopher J. Senner	129,314	3,228,267	183,496	7,315,532
Dana T. Aftab, Ph.D.	—	—	169,103	6,619,992
Patrick J. Haley	116,383	3,404,742	167,444	6,660,465
Brenda J. Hefti, J.D., Ph.D.	11,625	195,981	35,514	1,398,108
Jeffrey J. Hessekiel, J.D.	—	—	162,119	6,455,721
Amy C. Peterson, M.D.	80,000	1,678,720	20,530	916,665
(1)    “Value Realized on Exercise” reflects the closing market price of our common stock on the applicable exercise date, net of the applicable exercise price, multiplied by the number of shares acquired upon exercise of stock options.
(2)    “Value Realized on Vesting” reflects the closing market price of our common stock on the applicable vesting date, multiplied by the number of units vested.
Potential Payments Upon Termination or Change in Control

Change in Control and Severance Benefit Plan
The Board, upon recommendation of the Compensation Committee, has adopted a CIC Plan that provides for certain severance benefits to our officers in connection with specified termination events. Eligible CIC Plan participants may include any employee having a rank of vice president or above, which includes our NEOs.
If an NEO’s employment terminates due to a “Covered Termination”, which is either an involuntary termination without cause or a constructive termination, occurring within three months prior to and 15 months following the effective date of a change in control event (Change in Control Period, and such termination, a Change in Control
Termination), then the NEO would be entitled to the following benefits under the CIC Plan:
››a cash payment paid in lump sum or in installments pursuant to our regularly scheduled payroll periods equal to the sum of the NEO’s base salary and target bonus for (i) 18 months for NEOs (other than the
Chief Executive Officer) and (ii) 24 months for the Chief Executive Officer;
››the vesting of all of the NEO’s unvested options, RSUs, PSUs and cash incentive awards (other than annual cash bonus awards) will accelerate in full (and with respect to awards that are subject to performance-
based vesting conditions or requirements, the acceleration of vesting will be deemed to be satisfied at the target level of performance or at a level above the target level of performance if such higher level of performance has been earned prior to the effective date of a change in control event), and the exercise period of the options will be extended to the later of: (i) 12 months after the later of (x) the participant’s termination date, or (y) the change in control event; and (ii) the post-termination exercise period provided for in the applicable option agreement;
››payment of COBRA premiums, or the cash equivalent thereof, for any health, dental or vision plan sponsored by Exelixis for a period of up to (i) 18 months for NEOs (other than the Chief Executive Officer)
and (ii) 24 months for the Chief Executive Officer;
››payment of outplacement services for (i) 18 months for NEOs (other than the Chief Executive Officer), subject to a $30,000 limit and (ii) 24 months for the Chief Executive Officer, subject to a $50,000 limit; and

98	Exelixis, Inc.

››any earned but unpaid annual cash bonuses for the fiscal year ending on or before the termination date.
In the event of a Covered Termination of an NEO that is not also a Change in Control Termination (Non-Change in
Control Termination), such NEO would be entitled to receive under the CIC Plan:
››a cash payment paid in lump sum or in installments pursuant to our regularly scheduled payroll periods equal to the NEO’s base salary for (i) 12 months for NEOs (other than the Chief Executive Officers) and
(ii) 18 months for the Chief Executive Officer;
››a bonus payment equal to the pro-rata portion of the NEO’s annual cash bonus, calculated based on completed calendar months worked in that fiscal year in which the Non-Change in Control Termination occurs and the corporate performance determined by the Compensation Committee with respect to that fiscal year’s Annual Cash Bonus Plan, payable at the same time as such annual cash bonuses are paid to other NEOs or similarly situated employees;
››any earned but unpaid annual cash bonuses for the fiscal year ending on or before the termination date; and
››payment of COBRA premiums, or the cash equivalent thereof, for any health, dental or vision plan sponsored by Exelixis for a period of up to (i) 12 months for NEOs (other than the Chief Executive Officer)
and (ii) 18 months for the Chief Executive Officer.
However, in the event of a Non-Change in Control Termination, such NEO would not be entitled to any vesting acceleration benefits.
The payments and benefits described above are subject to certain reductions and offsets if, for example, the NEO received other severance benefits from us pursuant to a written employment agreement. In addition, if any of the severance benefits payable under the CIC Plan would constitute a “parachute payment” subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, an NEO may receive a reduced amount of the affected severance benefits. The CIC Plan does not provide for the gross-up of any excise taxes imposed by Section 4999 of the
Code. No NEO would receive benefits under the CIC Plan if (i) the NEO has entered into an individually negotiated employment agreement that provides for severance or change in control benefits which are more favorable, as a whole, to such NEO than the severance or change in control benefits available to such NEO under the CIC Plan, (ii) the
NEO voluntarily terminates employment with us to accept employment with another entity that is controlled by us or is otherwise affiliated with us or (iii) the NEO does not confirm in writing that he or she is subject to agreements with us relating to proprietary and confidential information. In addition, as a general matter, to be eligible to receive benefits under the CIC Plan and if requested by Exelixis, an NEO must execute a general waiver and release of claims, and such release must become effective in accordance with its terms. An NEO’s right to receive payment of benefits under the
CIC Plan will immediately terminate if, as determined by Exelixis in its sole discretion, at any time prior to or during the period the NEO is receiving such benefits, the NEO, without the prior written approval of Exelixis, (i) willfully breaches a material provision of a proprietary and confidential information agreement with Exelixis or (ii) willfully encourages or solicits any of Exelixis’ then-current employees to leave Exelixis’ employ, and the conduct in (i) or (ii), as applicable, is not timely cured.
Treatment of Equity Awards under the 2017 Plan
Pursuant to our 2017 Plan, in the event of an asset sale, merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but our common stock is converted by virtue of the merger into other property, then any surviving or acquiring corporation may assume outstanding stock awards or substitute similar stock awards for those under the 2017 Plan. If any surviving or acquiring corporation refuses to assume such outstanding stock awards or substitute similar stock awards, stock awards held by participants whose service has not terminated will be accelerated in full. In addition, if any person, entity or group acquires beneficial ownership of more than 50% of our combined voting power, which was not approved by the Board prior to the consummation of such transaction (a Control Acquisition), then stock awards held by participants whose service has not terminated will be accelerated in full.
Treatment of One-Time PSU Awards under the Special Equity Award Program
Vesting of the One-Time PSU Awards will generally cease upon termination of continuous service for any reason except for termination due to death or disability, or termination without cause or for good reason in connection with certain change-in-control events of the company. In connection with a change in control that is not a Control Acquisition, the

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Table of Contents	Compensation of Executive Officers | Potential Payments Upon Termination or Change in Control
Stock-Price Performance Condition of the One-Time PSU Awards, to the extent not satisfied, will be evaluated based on the change-in-control stock price. If the change-in-control stock price equals or exceeds $60, the Stock-Price
Performance Condition will be deemed satisfied, but the One-Time PSU Awards will generally remain subject to the
Time-Based Service Requirement, unless (i) the surviving corporation does not assume or substitute the awards, in which case the One-Time PSU Awards will vest as of the date of the change in control; or (ii) the participant is terminated without cause (other than due to death or disability) or resigns for good reason within three months before and 15 months after the change in control, in which case the One-Time PSU Awards will vest as of the later of the date of the change in control and the date of such termination. If the change-in-control stock price is below $60, the One-
Time PSU Awards will be forfeited.
If a grantee’s continuous service is terminated as a result of the grantee’s death, the One-Time PSU Award will immediately vest on the date of such termination.
If a grantee’s continuous service is terminated as a result of the grantee’s disability, the One-Time PSU Award will remain outstanding. If the performance condition is satisfied during the performance period, a pro-rata portion of the
One-Time PSU Award will vest and be paid out to the grantee based on the number of days of the grantee’s continuous service during the performance period. Any remaining portion of the One-Time PSU Award will be forfeited.
In the event of a Control Acquisition, the One-Time PSU Awards will vest in full, in accordance with the terms of the
2017 Plan.
The following table sets forth the potential severance payments and benefits under our CIC Plan to which an NEO would be entitled in connection with specified termination events, as if such NEO’s employment terminated as of
January 2, 2026, the last day of our last fiscal year, and where applicable, a change in control of the company occurred on January 2, 2026, and the change in control stock price is $43.58, the closing sale price per share of our common stock on January 2, 2026. In addition, the table sets forth the amounts to which such NEOs would be entitled under our equity plans either (i) in connection with a change in control transaction in which the successor corporation did not assume or substitute outstanding stock awards (and with respect to PSU awards granted to each NEO, a change in control transaction in which a successor corporation does assume outstanding stock awards), or (ii) an entity or group acquired more than 50% of our combined voting power, in each case, as of January 2, 2026. There are no other agreements, arrangements or plans that entitle any of the above-mentioned NEOs to severance, perquisites or other enhanced benefits upon termination of employment, other than certain extensions of the termination date to avoid violation of registration requirements under the Securities Act of 1933, as amended, or for such NEO’s death or disability.

100	Exelixis, Inc.

Potential Payments Table
The following table shows the potential payments upon termination of employment or a change in control event for the NEOs. The table assumes that the triggering event took place on January 2, 2026, the last day of our 2025 fiscal year, and the change in control stock price is $43.58, the closing sale price per share of our common stock on
January 2, 2026.
Potential Payments Upon Termination or Change in Control Table

		Change in Control and Severance Benefit Plan		Equity Plans
Name	Benefit	Change in Control Termination ($)(1)	Non-Change in Control Termination ($)(2)	Certain Change in Control Transactions without Termination ($)(3)	Control Acquisition ($)(5)
Michael M. Morrissey, Ph.D.	Base Salary	2,633,506	1,975,130	—	—
	Bonus	2,633,506	1,382,591	—	—
	Vesting Acceleration (4)	78,514,817	—	78,514,817	104,214,771
	COBRA Payments	56,000	42,000	—	—
	Outplacement Services	50,000	—	—	—
Benefit Total		83,887,829	3,399,721	78,514,817	104,214,771
Christopher J. Senner	Base Salary	1,244,358	829,572	—	—
	Bonus	622,179	435,525	—	—
	Vesting Acceleration (4)	23,562,573	—	23,562,573	30,791,565
	COBRA Payments	64,512	43,008	—	—
	Outplacement Services	30,000	—	—	—
Benefit Total		25,523,622	1,308,105	23,562,573	30,791,565
Dana T. Aftab, Ph.D.	Base Salary	1,050,000	700,000	—	—
	Bonus	525,000	367,500	—	—
	Vesting Acceleration (4)	23,124,593	—	23,124,593	28,912,845
	COBRA Payments	50,269	33,513	—	—
	Outplacement Services	30,000	—	—	—
Benefit Total		24,779,862	1,101,013	23,124,593	28,912,845
Patrick J. Haley	Base Salary	939,626	626,417	—	—
	Bonus	469,813	328,869	—	—
	Vesting Acceleration (4)	20,274,375	—	20,274,375	27,220,286
	COBRA Payments	116,292	77,528	—	—
	Outplacement Services	30,000	—	—	—
Benefit Total		21,830,106	1,032,814	20,274,375	27,220,286
Brenda J. Hefti, J.D., Ph.D.	Base Salary	787,500	525,000	—	—
	Bonus	275,625	192,938	—	—
	Vesting Acceleration (4)	4,587,145	—	4,587,145	6,092,093
	COBRA Payments	64,512	43,008	—	—
	Outplacement Services	30,000	—	—	—
Benefit Total		5,744,782	760,946	4,587,145	6,092,093

2026 Proxy Statement	101

Table of Contents	Compensation of Executive Officers | Potential Payments Upon Termination or Change in Control
(1)These benefits would be payable under the Change in Control and Severance Benefit Plan if the Covered Termination occurred within the Change in Control Period, or under the award agreements of the One-Time PSU Awards, if a termination without cause (other than due to death or disability) or for good reason occurred within the Change in Control Period, in connection with a change in control that is not a Control Acquisition. The amounts shown in this column do not include any value associated with the extension, if any, of the post-termination exercise period provided for in the Change in Control and
Severance Benefit Plan. As the change in control is not a Control Acquisition, and the Stock-Price Performance Condition was
not satisfied as of January 2, 2026, the One-Time PSU Awards would be forfeited, and the vesting acceleration benefit for each
NEO with respect to the One-Time PSU Awards would be $0.
(2)These benefits would be payable under the Change in Control and Severance Benefit Plan if the Covered Termination occurred outside of the Change in Control Period, or under the award agreements of the One-Time PSU Awards, if a termination without cause (other than due to death or disability) or for good reason occurred outside of the Change in Control Period. For purposes of the bonus payments described in this column, the amount for each NEO is calculated based on the Compensation
Committee’s corporate performance determination of 105% achievement with respect to the pre-determined corporate goals under the Annual Cash Bonus Plan for fiscal 2025, and without regard to any individual performance determination or discretionary bonus payments.
(3)These benefits would be payable under the 2017 Plan (including the award agreements of the One-Time PSU Awards) if a successor corporation does not assume outstanding stock awards in a change in control transaction that is not a Control
Acquisition and the NEOs do not terminate employment in connection with such a transaction or event.
        In addition, if a successor corporation does assume outstanding stock awards in a change in control transaction and the NEOs do not terminate employment in connection with such a transaction, then each NEO’s then-outstanding PSU awards (excluding the One-Time PSU Awards) will be revised in a manner as though the target number of shares subject to such PSUs had been subject solely to a time-based vesting schedule pursuant to which one third of the target number of shares subject to such PSUs would have vested on each of the first three anniversaries of the date the PSUs were granted, subject to the NEO’s continuous service through the applicable vesting date (with any portion that would have vested on or prior to the change in control transaction under such vesting schedule becoming vested on the date of the change in control transaction and any portion that is unvested following the date of the change in control transaction vesting in accordance with such vesting schedule). With respect to PSU awards granted in February 2025, the vesting acceleration benefit for each NEO would be $0 because the first anniversary of the grant date had not yet occurred as of January 2, 2026. With respect to the One-Time PSU Awards granted in
March 2025, if the Stock-Price Performance Condition was satisfied in connection with such change in control transaction, the vesting of unvested One-Time PSU Awards would not accelerate, and the One-Time PSU Awards would remain subject to the
Time-Based Service Requirement for the remainder of the One-Time PSU Performance Period, and if the Stock-Price
Performance Condition was not met, the One-Time PSU Awards will be forfeited. For the One-Time PSU Awards granted in
March 2025, the Stock-Price Performance Condition had not been satisfied as of January 2, 2026, assuming the change in control stock price is $43.58, the closing sale price per share of our common stock on January 2, 2026, the vesting acceleration benefit for each NEO would be $0 in a change in control that is not a Control Acquisition. With respect to PSU awards granted during fiscal 2022, fiscal 2023 and fiscal 2024, the vesting acceleration benefit for each NEO would be as follows:

Name	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2022 ($)	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2023 ($)	Vesting Acceleration Benefit for Outstanding PSUs Granted in 2024 ($)
Michael M. Morrissey, Ph.D.	10,311,638	15,923,348	3,510,630
Christopher J. Senner	2,897,503	4,342,703	1,192,915
Dana T. Aftab, Ph.D.	2,268,470	3,474,110	920,235
Patrick J. Haley	2,696,556	4,053,158	920,235
Brenda J. Hefti, J.D., Ph.D.	644,505	—	207,310
(4)Assumes that the triggering event occurred on January 2, 2026, the last business day of our last fiscal year, when the closing sale price per share of our common stock was $43.58. The amount of the vesting acceleration is determined by: (i) aggregating for all accelerated options, the amount equal to (A) the excess, if any, of $43.58 over the relevant exercise price of the option, multiplied by (B) the number of shares underlying unvested options at such exercise price as of January 2, 2026; and (ii)
aggregating for all accelerated RSUs and PSUs, the amount equal to (X) $43.58 multiplied by (Y) the number of shares underlying the unvested RSUs and PSUs at target.
(5)The benefits below would be payable under the 2017 Plan (including the award agreements of the One-Time PSU Awards) if a
Control Acquisition occurred. With respect to One-Time PSU Awards granted to each NEO, which will vest in full in the event of a Control Acquisition, the vesting acceleration benefit for each NEO if a Control Acquisition occurred would be as follows:

102	Exelixis, Inc.

Name	Vesting Acceleration Benefit for Outstanding One-Time PSU Awards in a Control Acquisition ($)
Michael M. Morrissey, Ph.D.	25,699,954
Christopher J. Senner	7,408,992
Dana T. Aftab, Ph.D.	5,788,252
Patrick J. Haley	6,945,911
Brenda J. Hefti, J.D., Ph.D.	1,504,948
CEO Pay Ratio

We believe that we provide fair and equitable compensation to our employees through a combination of competitive base pay, incentives, retirement plans and other benefits. In accordance with Item 402(u) of Regulation S-K, promulgated by the Dodd Frank Act, we determined the ratio of: (a) the annual total compensation of our Chief
Executive Officer; to (b) the median of the annual total compensation of all of our employees (including employees of our consolidated subsidiaries), except for our Chief Executive Officer, both calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
To determine the median of the annual total compensation of all of our employees, we were required to identify the
“median employee” of our workforce, without regard to his or her location or employment status (full-time or part-time).
Consistent with the process we adopted for prior fiscal years, to determine the median of the annual total compensation of all our employees, except for our Chief Executive Officer, we used the following methodology:
››To identify our employee population, we used tax and payroll records to determine all full-time and part-time employees, excluding our Chief Executive Officer, who were employed as of October 31, 2025.
››To identify the median employee with respect to annual total compensation of all of our employees, we calculated each employee’s “target total direct compensation,” which consists of: (i) fiscal 2025 base salary (using a reasonable estimate of the hours worked and overtime actually paid during fiscal 2025 for hourly employees); (ii) target cash bonus; and (iii) the grant date fair value of any equity awards granted during fiscal 2025 (using the same methodology that we use for estimating the value of the equity awards granted to our NEOs and reported in our Summary Compensation Table).
››In making this determination, we annualized the base salary and target cash bonus for all full-time and part-time employees who were employed by us for less than the entirety of fiscal 2025.
Once our representative median employee was identified in the manner described above, we calculated the annual total compensation of the representative median employee using the same methodology that we used to determine the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement. For fiscal 2025, the median of the annual total compensation of our employees (other than our Chief Executive Officer) was $410,693 and the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement, was $33,239,183. Based on this information, our CEO Pay Ratio for fiscal 2025 was 81 to 1.
This CEO Pay Ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of
Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company and apply certain exclusions. As a result, and as explained by the SEC when it adopted these rules, in considering this
CEO Pay Ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of
CEO Pay Ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and CEO Pay Ratio disclosures.

2026 Proxy Statement	103

Table of Contents	Compensation of Executive Officers | Pay Versus Performance
Neither the Compensation Committee nor our management used our fiscal CEO Pay Ratio for fiscal 2025 in making compensation decisions.
Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, this section provides information about the relationship between compensation reported in the
Summary Compensation Table and “compensation actually paid,” as calculated under the SEC’s rules, to our principal executive officer (PEO) and our non-PEO NEOs, as well as certain financial performance measures. The disclosure covers our five most recent fiscal years. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how our company or the Compensation Committee view the link between our company’s performance and executive compensation for our PEO and our non-PEO NEOs. For additional information about our pay-for-performance philosophy and how we align executive compensation with company performance, please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement.
Required Tabular Disclosure of Pay Versus Performance
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation
Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Compensation Discussion and Analysis” section of this Proxy Statement.
Pay Versus Performance

					Value of Initial Fixed $100 Investment Based On:		Net Income (millions) ($)	Net Product Revenues (millions) ($)(5)
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Total Stockholder Return ($)(3)	Peer Group Total Stockholder Return ($)(4)
2025	33,239,183	55,131,172	9,093,339	5,300,849	217	125	782.6	2,122.8
2024	12,732,048	39,392,518	4,119,867	11,247,723	200	122	521.3	1,809.4
2023	16,423,307	31,702,754	5,505,198	7,804,316	141	121	207.8	1,628.9
2022	16,877,545	16,020,538	5,149,608	5,038,751	94	116	182.3	1,401.2
2021	7,530,431	15,297,662	3,510,384	5,612,040	107	129	231.1	1,077.3
(1)  Dr. Morrissey was our PEO for each year presented. The individuals comprising the non-PEO NEOs for each year presented are as follows: (i) for 2025 Mr. Senner, Dr. Aftab, Mr. Haley, Dr. Hefti, Mr. Hessekiel and Dr. Peterson (ii) for 2024, Mr. Senner, Dr.
Aftab, Dr. Peterson and Mr. Hessekiel; (iii) for 2023, Mr. Senner, Dr. Aftab, Dr. Peterson, Mr. Hessekiel and Dr. Goodman; (iv) for
2022, Mr. Senner, Dr. Goodman, Mr. Haley and Mr. Hessekiel; (iv) for 2021, Mr. Senner, Mr. Haley, Mr. Hessekiel, Dr. Peter
Lamb and Dr. Gisela M. Schwab.
(2)  Compensation actually paid, as calculated under the SEC’s rules, requires making certain adjustments to the “Total” column of the Summary Compensation Table to reflect the exclusion and inclusion of certain amounts for the PEO and the Non-PEO NEOs;
the tables set forth below reflect those adjustments. Equity values in the tables below are calculated in accordance with FASB
ASC Topic 718. Amounts in the “Exclusion of Stock Awards and Options Awards” column of the tables below are the totals from the “Stock Awards” and “Option Awards” columns set forth in the Summary Compensation Table. The differences between the amounts in the “Total” column of the Summary Compensation Table and the “compensation actually paid” are primarily attributable to the appreciation in the price of our common stock and the annual vesting of RSU and earned PSU awards, as well as the value recognized upon or following achievement of performance targets for the PSU awards during the year.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Options Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	33,239,183	(30,539,552)	52,431,541	55,131,172

104	Exelixis, Inc.

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Options Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	9,093,339	(7,848,228)	4,055,738	5,300,849
The amounts in the “Inclusion of Equity Values” columns in the tables above are derived from the amounts set forth in the following tables:

Year	Year End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year for PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2025	35,083,767	14,039,301	—	3,308,473	—	52,431,541

Year	Average Year End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for Non- PEO NEOs ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year for Non- PEO NEOs ($)	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	5,747,017	1,974,796	—	787,702	(4,453,777)	4,055,738
(3)  Represents the company’s cumulative TSR. Cumulative TSR is calculated by dividing (i) the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between our share price at the end and the beginning of the measurement period, by (ii) our share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is January 1, 2021. Cumulative TSR is calculated assuming an investment of $100 in our common stock on January 1, 2021.
(4)  Represents the cumulative peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Nasdaq Biotechnology
Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our annual reports for each of the years in the table.
(5)  SEC rules require us to designate a “Company-Selected Measure” that in our assessment represents the most important financial performance measure used by us to link the compensation actually paid to our PEO and non-PEO NEOs, for the most recently completed fiscal year, to our performance. We have selected net product revenues as this measure.

2026 Proxy Statement	105

Table of Contents	Compensation of Executive Officers | Pay Versus Performance
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship of the
“compensation actually paid” figures that are included in the pay versus performance tabular disclosure above, to (1)
our cumulative TSR and that of the Nasdaq Biotechnology index, (2) our net income, and (3) our net product revenues, which is our company-selected measure. In addition, the first graph below further illustrates the relationship between our TSR and that of the Nasdaq Biotechnology Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules and does not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years. The graph assumes that $100 was invested on January 1, 2021 in each of our common stock and the Nasdaq Biotechnology Total
Return Index and assumes reinvestment of any dividends.

Compensation Actually Paid Compared to TSR
Compensation Actually Paid (in $ thousands)
Total Stockholder Return (TSR)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$300
$250
$200
$150
$100
$50
$-
FY21
FY22
FY23
FY24
FY25
$15,298
$5,612
$16,021
$5,039
$31,703
$7,804
$39,393
$11,248
$55,131
$5,301
$107
$94
$141
$200
$217
$129
$116
$121
$122
$125
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non PEO NEOs
Total Stockholder Return (EXEL)
Peer Group Total Stockholder Return

106	Exelixis, Inc.

Compensation Actually Paid Compared to Net Income
Compensation Actually Paid (in $ thousands)
Net Income (in $ millions)
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
FY21
FY22
FY23
FY24
FY25
$15,298
$5,612
$231
$16,021
$5,039
$182
$31,703
$7,804
$208
$39,393
$11,248
$521
$55,131
$5,301
$783
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non PEO NEOs
Net Income

Compensation Actually Paid Compared to Net Product Revenues
Compensation Actually Paid (in $ thousands)
Net Product Revenues (in $ thousands)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$1,077,256
$1,401,243
$1,628,879
$1,809,395
$2,122,804
$15,298
$5,612
$16,021
$5,039
$31,703
$7,804
$39,393
$11,248
$55,131
$5,301
FY21
FY22
FY23
FY24
FY25
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non PEO NEOs
Net Product Revenues

2026 Proxy Statement	107

Table of Contents	Compensation Committee Interlocks and Related Party Transactions
Required Tabular Disclosure of Most Important Performance Measures
The most important performance measures used to link “compensation actually paid” to our NEOs for 2025 to company performance are set forth below. For 2025, the company used fewer than three financial performance measures to link “compensation actually paid” to our NEOs to company performance. For further information regarding these performance metrics and their function in our executive compensation program, please refer to the
“Compensation Discussion and Analysis” section of this Proxy Statement.

Relative TSR
Net Product Revenues
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of Exelixis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.
COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION
During 2025, the Compensation Committee comprised Ms. Smith, Mr. Oliver and Drs. Eckhardt and Papadopoulos.
None of the members of the Compensation Committee during 2025 has at any time been an officer or employee of
Exelixis. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Board recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interests. The Board adopted a written Statement of Policy with respect to Related Person Transactions entered into with related parties. Under this policy, the Audit Committee has been tasked with responsibility to review and approve related party transactions. The policy provides that management shall present related party transactions to the Audit
Committee for approval. The policy does not prevent management from entering into any related party transaction without prior approval of the Audit Committee, so long as such related party transaction is thereafter presented to the
Audit Committee for ratification. If ratification is not forthcoming, then management shall make all reasonable efforts to cancel or annul such transaction.
Under the policy, a “related party” includes: any senior officer (including each executive officer or officer subject to
Section 16 of the Exchange Act) or director of Exelixis; a person who is an immediate family member of a senior officer, director or director nominee; a security holder who is known to own of record or beneficially more than 5% of any class of our securities; a person who is an immediate family member of such security holder; or an entity which is owned or controlled by one of the aforementioned persons, or an entity in which one of the aforementioned persons has a substantial ownership interest in or control over such entity.
All related party transactions shall be disclosed in our applicable filings with the SEC as required under SEC rules. There were no related party transactions reportable under the SEC rules during fiscal 2025, other than as follows:
During 2025, BlackRock, Inc. (BlackRock), a global provider of investment, advisory and risk management solutions and a greater than 5% holder of our common stock, managed a portion of our cash and investments portfolio. As of
January 2, 2026 and January 3, 2025, the fair value of cash and investments managed by BlackRock was $481.8 million and $568.0 million, respectively, which included $16.5 million and $5.5 million invested in the BlackRock Liquidity
Money Market Fund. We incurred $0.3 million in fees for BlackRock advisory services performed during the year ended
January 2, 2026.

108	Exelixis, Inc.

Table of Contents	Householding of Proxy Materials
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and other fiduciaries) to satisfy the delivery requirements for Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of the proxy materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be householding proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker or direct your written request to Investor Relations,
Exelixis, Inc., 1851 Harbor Bay Parkway, Alameda, California 94502 or contact Exelixis, Inc., Investor Relations at
(650) 837-7000. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.
ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended January 2, 2026, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested, is available without charge upon written request to: Investor Relations, Exelixis, Inc., 1851 Harbor Bay Parkway, Alameda, California 94502.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Brenda J. Hefti, J.D., Ph.D.
Senior Vice President and General Counsel

Alameda, California
April 15, 2026

EXELIXIS, INC.
1851 HARBOR BAY PARKWAY
ALAMEDA, CA 94502

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 25, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/EXEL2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89425-P49929 KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** DETACH AND RETURN THIS PORTION ONLY

**EXELIXIS, INC.**

**The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.**

**Nominees:**

| | For | Against | Abstain |
|---|---|---|---|
| 1a. Mary C. Beckerle, Ph.D. | ☐ | ☐ | ☐ |
| 1b. S. Gail Eckhardt, M.D. | ☐ | ☐ | ☐ |
| 1c. Maria C. Freire, Ph.D. | ☐ | ☐ | ☐ |
| 1d. Tomas J. Heyman | ☐ | ☐ | ☐ |
| 1e. David E. Johnson | ☐ | ☐ | ☐ |
| 1f. Michael M. Morrissey, Ph.D. | ☐ | ☐ | ☐ |
| 1g. Robert L. Oliver, Jr. | ☐ | ☐ | ☐ |
| 1h. Stelios Papadopoulos, Ph.D. | ☐ | ☐ | ☐ |
| 1i. George Poste, DVM, Ph.D., FRS | ☐ | ☐ | ☐ |
| 1j. Julie Anne Smith | ☐ | ☐ | ☐ |
| 1k. Jack L. Wyszomierski | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

V89426-P49929

**EXELIXIS, INC.**
**Annual Meeting of Stockholders**
**May 26, 2026, 9:00 a.m. Pacific Time**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints Michael M. Morrissey, Christopher J. Senner and Brenda J. Hefti, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Exelixis, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Exelixis, Inc. to be held at www.virtualshareholdermeeting.com/EXEL2026 on Tuesday, May 26, 2026, at 9:00 a.m. Pacific Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

**UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.**

**Continued and to be signed on reverse side**